As filed with the Securities and Exchange Commission on April 23, 2010
1940 Act Registration No. 811-22396

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________________________________

FORM N-2

(Check appropriate box or boxes)

     ☒     REGISTRATION STATEMENT UNDER
            THE INVESTMENT COMPANY ACT OF 1940

☐  Amendment No.

Neuberger Berman High Yield Strategies Fund Inc.
(Exact name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue
New York, New York 10158-0180
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 476-9000

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY  10158
(Name and Address of Agent for Service)

With copies to:
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D. C. 20006
(Names and Addresses of Agents for Service of Process)

Neuberger Berman High Yield Strategies Fund
Neuberger Berman Income Opportunity Fund Inc.
605 Third Avenue
New York, New York 10158-0180

Joint Annual Meeting of Stockholders to be held June 1, 2010

[ ], 2010

Dear Stockholder:

You are being asked to vote on proposed reorganizations related to Neuberger Berman High Yield Strategies Fund (NYSE: NHS) (“NHS”) and Neuberger Berman Income Opportunity Fund Inc. (NYSE Amex: NOX) (“NOX”).  As described in more detail below, if you approve the proposed Agreement and Plan of Reorganization (the “Agreement”), both NHS and NOX would be reorganized into a newly formed Maryland corporation, named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS,” and together with NHS and NOX, the “Funds,” and each, a “Fund”), which would have the same investment objective and substantially similar principal investment policies, invest in substantially similar markets and present substantially similar general risks as NHS and NOX.  You are also being asked to vote on the election of Trustees/Directors of NHS and NOX, in the event that the Agreement is not approved.

The respective Boards of Trustees/Directors of NHS and NOX (each, a “Board”) have called a joint annual meeting of stockholders of NHS and NOX (the “Meeting”) to be held on June 1, 2010, at 605 Third Avenue, 41st Floor, New York, New York 10158-3698, at [_]:00 [a.m.][p.m.] Eastern time, in order to vote on the Agreement and the election of Trustees/Directors.  The Agreement provides for a conversion (the “Conversion”) followed by a merger (the “Merger,” and together with the Conversion, the “Reorganization”).  In the Conversion, NHS would convert into New NHS, a newly formed Maryland corporation named Neuberger Berman High Yield Strategies Fund Inc., and NHS would dissolve under applicable state law.  After the Conversion, NOX would transfer its assets to New NHS in exchange solely for shares of common stock and preferred stock of New NHS and the assumption by New NHS of NOX’s liabilities and NOX would dissolve under applicable state law.  The attached combined Proxy Statement and Prospectus asks for your approval of the Reorganization.

The Trustees/Directors of NHS and NOX believe that combining the Funds could benefit stockholders/shareholders of each Fund by providing, for example, the potential for economies of scale, a lower operating expense ratio, enhanced market liquidity for shares of New NHS, including the potential to reduce the extent to which shares trade at a discount to net asset value, and portfolio management efficiencies and greater diversification of portfolio holdings due to New NHS’s larger size.

Accordingly, after careful consideration, each Board unanimously recommends that you support the Reorganization and vote “FOR” the proposed Agreement and “FOR” each nominee.

Detailed information about the proposed Reorganization and Agreement and each nominee is contained in the enclosed materials.

As a result of the Reorganization, holders of common shares of NHS and common stock of NOX would receive newly issued shares of common stock of New NHS, the aggregate net asset value of which would equal the aggregate net asset value of the applicable Fund’s common shares or stock they held immediately prior to the Reorganization.  NHS common stockholders will receive the same number of shares of common stock of NHS as they held immediately prior to the Reorganization. NOX common stockholders would receive a different number of shares that would be based on the relative net asset value of NOX and New NHS but generally would not include fractional shares of New NHS common stock.  Instead, each former holder of NOX common stock would receive cash in an amount equal to the value of the fractional shares of New NHS common stock that stockholder would otherwise have received in the Reorganization.  In addition, holders of preferred shares of NHS and preferred stock of NOX would receive newly issued shares of preferred stock of New NHS.  The aggregate liquidation preference and number of shares of New NHS preferred stock received in the Reorganization will equal the aggregate liquidation preference and number of shares of NHS preferred shares and NOX preferred stock held by a preferred stockholder immediately prior to the Reorganization. Each share of newly issued New NHS preferred stock would have a liquidation preference of $25,000, which is the same liquidation preference per share as NHS’s and NOX’s preferred shares/stock.

New NHS is registered as a closed-end, non-diversified management investment company and is expected to be listed on the [NYSE Amex][New York Stock Exchange].  NHS is registered as a closed-end, diversified management investment company and is listed on the New York Stock Exchange. NOX is registered as a closed-end, non-diversified management investment company and is listed on the NYSE Amex.  New NHS will have the same investment objective and substantially similar principal investment policies, invest in substantially similar markets and present substantially similar general risks as NHS and NOX. Each Fund’s investment objective is to seek high total return (income plus capital appreciation). Under normal market conditions, NHS invests at least 80% of its net assets, including assets attributable to any outstanding preferred stock, plus the aggregate principal amount of any borrowings, in high yield debt securities of U.S. and foreign issuers. Under normal market conditions, NOX and New NHS each invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers. High yield debt securities include securities that are rated below investment grade by a nationally recognized statistical rating organization or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

The Conversion of NHS is not contingent on the approval of the Agreement by NOX stockholders.  Accordingly, if NHS shareholders approve the Agreement, the Conversion will occur even if NOX stockholders do not approve the Agreement.  However, if the Agreement is not approved by NHS shareholders, the Merger of NOX will not occur even if NOX stockholders approve the Agreement.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.  If we do not hear from you by [__], 2010, our proxy solicitor, [___], may contact you.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Robert Conti
President and Chief Executive Officer
Neuberger Berman High Yield Strategies Fund
Neuberger Berman Income Opportunity Fund Inc.

Neuberger Berman High Yield Strategies Fund
Neuberger Berman Income Opportunity Fund Inc.

____________________

Important News For Stockholders

____________________

While we encourage you to read the full text of the enclosed combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”), here is a brief overview of the proposal to be voted upon. Please refer to the more complete information contained elsewhere in the Proxy Statement/Prospectus about the proposal. For ease of reading, “stock” and “stockholders” have been used in certain places to describe, respectively, the shares of NHS (as defined below) and the shareholders of NHS.

Questions and Answers about the Reorganization and Agreement

Q:           Why am I being asked to vote?

A:           You are being asked to vote on proposed reorganizations related to Neuberger Berman High Yield Strategies Fund (“NHS”) and Neuberger Berman Income Opportunity Fund Inc. (“NOX”).  As described in more detail below, if you approve the proposed agreement, both NHS and NOX would be reorganized into a newly formed Maryland corporation, named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS,” and together with NHS and NOX, the “Funds,” and each, a “Fund”), which would have the same investment objective and substantially similar principal investment policies, invest in substantially similar markets and present substantially similar general risks as NHS and NOX.

In addition, stockholders of NHS and NOX are being asked to approve the election of five Class II Trustees/Directors (“Directors”) to serve on the Board of each Fund until the annual meeting of stockholders in 2013, or until their successors are elected and qualified, in the event that the proposed agreement is not approved. The Directors serve as representatives of stockholders.  Each of the nominees currently serves as a Director of the Funds.  In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the stockholders. Directors review Fund performance, oversee Fund activities and review contractual arrangements with service providers that provide services to the Fund.

Q:           Why is a stockholder meeting being held?

A:           The joint stockholder meeting is being held to ask you to approve an Agreement and Plan of Reorganization (“Agreement”).  The Agreement provides for a conversion (“Conversion”) followed by a merger (“Merger,” and together with the Conversion, the “Reorganization”).  In the Conversion, NHS would convert into New NHS, a newly formed Maryland corporation named Neuberger Berman High Yield Strategies Fund Inc., and NHS would dissolve under applicable state law.  After the Conversion, NOX would transfer its assets to New NHS in exchange solely for shares of common stock and preferred stock of New NHS and the assumption by New NHS of NOX’s liabilities and NOX would dissolve under applicable state law.  You are also being asked to vote on the election of Directors of NHS and NOX, in the event that the Agreement is not approved.

Q:           Why is the Reorganization being recommended?

A:           In February 2010, the Board of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved the Reorganization and the Agreement with respect to its Fund. The Directors of NHS and NOX believe that combining the two Funds could benefit stockholders of each Fund.  The Funds have the same investment objective and the same investment manager, portfolio managers and Directors.  The Directors believe that combining the Funds could provide, for example, the potential for economies of scale, a lower operating expense ratio, enhanced market liquidity for shares of New NHS, including the potential to reduce the extent to which shares trade at a discount to net asset value, and portfolio management efficiencies and greater diversification of portfolio holdings due to New NHS’s larger size.  The Proxy Statement/Prospectus contains a further explanation of the reasons that the Board of each Fund recommends the Reorganization.

Q:           How will the Reorganization affect me?

A:           As a result of the Reorganization, holders of common stock of NHS and NOX would receive newly issued shares of common stock of New NHS, the aggregate net asset value of which would equal the aggregate net asset value of the applicable Fund’s common stock they held immediately prior to the Reorganization.  NHS common stockholders will receive the same number of shares of common stock of NHS as they held immediately prior to the Reorganization. NOX common stockholders would receive a different number of shares that would be based on the relative net asset value of NOX and New NHS but generally would not include fractional shares of New NHS common stock.  Instead, each former holder of NOX common stock would receive cash in an amount equal to the value of the fractional shares of New NHS common stock that such stockholder would otherwise have received in the Reorganization (except with respect to NOX common stock held in a Distribution Reinvestment Plan account, for which that stockholder would receive fractional shares).  In addition, holders of preferred shares of NHS and preferred stock of NOX would receive newly issued shares of preferred stock of New NHS.  The aggregate liquidation preference and number of shares of New NHS preferred stock received in the Reorganization will equal the aggregate liquidation preference and number of shares of NHS preferred shares and NOX preferred stock held by a preferred stockholder immediately prior to the Reorganization.  Each share of newly issued New NHS preferred stock would have a liquidation preference of $25,000, which is the same liquidation preference per share as each share of preferred stock of NHS and NOX.  As noted above, the Funds have the same investment objective, investment manager, portfolio managers and Board.

Q:           Are the investment objective and principal investment policies of New NHS similar to those of NHS and NOX?

A:           Yes.  New NHS has the same investment objective and substantially similar principal investment policies, invests in substantially similar markets and presents substantially similar general risks as NHS and NOX.  Each Fund’s investment objective is to seek high total return (income plus capital appreciation).  Under normal market conditions, NHS invests at least 80% of its net assets, including assets attributable to any outstanding preferred stock, plus the aggregate principal amount of any borrowings, in high yield debt securities of U.S. and foreign issuers. Under normal market conditions, NOX and New NHS each invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers.  High yield debt securities include securities that are rated below investment grade by a nationally recognized statistical rating organization or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

Q:           Will the Reorganization affect my distributions?

A:           Common Stockholders of the Funds.  Common stockholders of both NHS and NOX receive distributions on a monthly basis.  New NHS will also pay distributions to common stockholders on a monthly basis.  NHS common stockholders will receive the same number of shares of common stock of New NHS as they currently hold.  Accordingly, although there can be no assurance, the level of distributions received by NHS common stockholders is not expected to change significantly.  Because NHS and NOX historically have paid different distributions per share of common stock due in part to the different net asset values and since the amount of shares received by NOX common stockholders will be based on net asset value, the number of shares received by NOX common stockholders will partially offset the difference in the distribution per share. For example, on [___], NOX paid distributions of [_] per share and NHS paid distributions of [_] per share.  If the Reorganization occurred on that date, NOX common stockholders would have received [_] shares of New NHS common stock for each share of NOX common stock and the amount of distributions they would have received on shares of New NHS common stock they received would have been [_], which would have been [more][less] than the distributions they received if they remained NOX common stockholders.  Accordingly, although there can be no assurance, the level of distributions received by NOX common stockholders is not expected to change significantly.

Preferred Stockholders of the Funds.  The preferred stockholders of both NHS and NOX receive distributions quarterly.  After the Reorganization, New NHS will pay preferred stockholders distributions quarterly.  In addition, New NHS preferred stock will use the same methodology for setting the distribution rate for its preferred stock as is currently used by NHS, which is substantially similar to the methodology used by NOX.

Q:           How will the Reorganization affect fees and expenses?

A:           After the Reorganization, New NHS is expected to have lower expenses than the current expenses of NHS or NOX, although there can be no assurance that this will be the case.  If only the Conversion occurs, New NHS is expected to have the same expenses as the current expenses of NHS, although there can be no assurance that this will be the case.

NHS and NOX have the same contractual investment advisory fee but a different administration fee and definition of “managed assets.”  NHS currently pays an annual rate of 0.05% of average daily managed assets (as defined below) for administrative services.  NOX currently pays an annual rate of 0.25% of average daily managed assets (as defined below) for administrative services.  New NHS will pay the same administrative fee rate that NHS currently pays except that the definition of managed assets will change as described below.  NHS defines “managed assets” to mean net assets, including assets attributable to any outstanding preferred stock, plus the aggregate principal amount of any borrowings.  NOX defines “managed assets” to mean total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage.  New NHS will use the same definition for “managed assets” used by NOX.  This will not result in any change in the amount of managed assets when compared to the amount calculated using the NHS definition because the only leverage outstanding immediately after the Reorganization will be preferred stock and notes.  However, there can be no assurance that this will be case in the future if a different form of leverage is utilized by New NHS.

NHS and NOX also have different fee waiver agreements with respect to the management fees.  Neuberger Berman Management LLC (“NB Management”) has voluntarily agreed to waive a portion of the management fee it is entitled to receive from NHS at an annual rate of 0.05% of average daily managed assets.  NB Management has contractually agreed to waive a portion of the management fee it is entitled to receive from NOX until October 31, 2011 on a sliding scale and has agreed to voluntarily extend that waiver for an additional year, as described in the Proxy Statement/Prospectus.  If the Reorganization occurs, NB Management has voluntarily agreed to waive a portion of the management fee it is entitled to receive from New NHS at an annual rate of 0.05% of average daily managed assets. This voluntary waiver is expected to remain in effect until July 1, 2012, but may be changed or terminated by NB Management at any time.  If only the Conversion occurs, New NHS will adopt the same voluntary fee waiver currently adopted by NHS and NOX will continue with the same fee waivers.

As a result of these differences, after the Reorganization, total expenses paid by common stockholders of NHS and NOX (excluding distributions paid on each Fund’s preferred stock and interest paid on each Fund’s notes) are expected to decline from 1.60% and 2.64%, respectively, (as of December 31, 2009 and October 31, 2009, respectively) to approximately 1.30% in New NHS (as of December 31, 2009). These numbers and the below numbers include the effect of the contractual and voluntary management fee waivers, as discussed above, for each Fund as of December 31, 2009 for New NHS and NHS and October 31, 2009 for NOX.  Including distributions paid on preferred stock and interest paid on notes, total expenses paid by common stockholders of NHS and NOX are expected to decline from 3.06% and 4.95%, respectively, (as of December 31, 2009 and October 31, 2009, respectively) to approximately 2.62% in New NHS (as of December 31, 2009).  As noted above, if only the Conversion occurs, New NHS is expected to have the same expenses as the current expenses of NHS, although there can be no assurance that this will be the case.

Although there can be no assurance, the leverage provided by the preferred stock and borrowings of New NHS following the Reorganization is expected to provide a net benefit to common stockholders of New NHS in the form of increased income to New NHS and increased distributions to common stockholders even after considering distributions paid on preferred stock and interest paid on notes.  As discussed above, New NHS is expected to have lower expenses than the current expenses of NHS or NOX, although there can be no assurance that this will be the case. As a result, although there can be no assurance, the Reorganization is expected to provide a net benefit to common stockholders of NHS and NOX.

Q:           Who will pay for the Reorganization?

A:           Each of NHS and NOX will pay $200,000 of the first $400,000 of the costs of the Reorganization.  NB Management, the Funds’ investment manager, will pay any costs incurred in connection with the Reorganization above $400,000.

Q:           Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:           No.  You will not pay any sales loads or commissions in connection with the Reorganization.  However, up to $400,000 of the costs associated with the Reorganization will be borne by NHS and NOX, and therefore will be borne by the common stockholders of NHS and NOX.

Q:           Will I have to pay any taxes as a result of the Reorganization?

A:           The Conversion and Merger are intended to qualify as tax-free reorganizations within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Conversion and Merger qualify for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a direct result of the Conversion and Merger.  Common stockholders of NOX, however, will recognize gain or loss with respect to cash they receive pursuant to the Merger in lieu of fractional shares. As a condition to the closing of the Reorganization, NHS and NOX will receive an opinion of counsel to the effect that the Conversion and Merger, respectively, will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax adviser about any state, local and other tax consequences of the Reorganization. See “Information about the Proposed Reorganization—Federal Income Tax Consequences.”

Q:           How does the Board recommend that I vote on the Agreement?

A:           The Board of each Fund, including all of the Independent Directors, unanimously recommends that you vote “FOR” the Agreement.

Q:           What happens if the Agreement is not approved?

A:           If stockholders do not approve the Agreement, NOX and NHS will continue as a separate investment companies, and the Board of each Fund will separately consider whether any alternatives would be in the best interests of its stockholders, including re-proposing the Agreement.

Q:           What happens if only stockholders of one Fund approve the Agreement?

A:           The Conversion of NHS is not contingent on the approval of the Agreement by NOX.  Accordingly, the Conversion will occur even if NOX stockholders do not approve the Agreement.  However, if the Agreement is not approved by NHS stockholders, the Merger of NOX will not occur even if NOX stockholders approve the Agreement.

Q:           When is the Reorganization expected to occur?

A:           If stockholders of both NHS and NOX approve the Agreement, the Reorganization is expected to occur during the summer of 2010.

Q:           I am a stockholder who holds a small number of shares. Why should I vote?

A:           Your vote makes a difference. If many stockholders like you fail to vote their shares, NHS and NOX may not receive enough votes to go forward with the stockholders meeting.

Q:           How can I vote?

A:           There are a number of ways to vote your shares:

By Mail: You may vote by dating, signing and returning the enclosed proxy card(s) in the postage paid envelope.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Agreement.

By Phone: You may vote by telephone by calling the number on your proxy card(s).

Via the Internet: You may vote through the Internet by visiting the website listed on your proxy card(s).

In Person: If you plan to attend the stockholders meeting, you may vote in person.

Q:           Who gets to vote?

A:           If you owned shares of common or preferred stock of NHS or NOX at the close of business on April 1, 2010, you are entitled to vote those shares, even if you are no longer a stockholder of either Fund.

Q:           Whom do I call if I have questions?

A:           If you need more information or have any questions on how to cast your vote, please call [____], the proxy solicitor, at [____].

Your vote is important. Please vote promptly to avoid the expense of additional solicitation.

Neuberger Berman High Yield Strategies Fund
Neuberger Berman Income Opportunity Fund Inc.
605 Third Avenue
New York, New York 10158-0180

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

NOTICE IS HEREBY GIVEN that a Joint Annual Meeting of Stockholders (“Meeting”) of each of the above-referenced funds (the “Funds”) will be held on June 1, 2010, at [_]:00 [a.m.][p.m.] Eastern time, at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, for the following purposes:

(1)
To approve an Agreement and Plan of Reorganization pursuant to which (a) Neuberger Berman High Yield Strategies Fund (“NHS”) would convert to a newly formed Maryland corporation, named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS”) (“Conversion”) and NHS would dissolve under applicable state law, and (b) after the Conversion, Neuberger Berman Income Opportunity Fund Inc. (“NOX”) would transfer its assets to New NHS in exchange solely for shares of common stock and preferred stock of New NHS and the assumption by New NHS of NOX’s liabilities and NOX would dissolve under applicable state law.

(2)	To elect five Class II Trustees/Directors (“Directors”) as outlined below:

(a)
Four Class II Directors, C. Anne Harvey, George W. Morriss, Jack L. Rivkin and Tom D. Seip, to be elected by the holders of common stock and preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2013, or until their successors are elected and qualified; and

(b)
One Class II Director, John Cannon, to be elected by the holders of preferred stock, voting separately as a single class, such Director to serve until the annual meeting of stockholders in 2013, or until his successor is elected and qualified.

(3)	To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

You are entitled to vote at the Meeting and any adjournments thereof if you owned Fund shares at the close of business on April 1, 2010 (“Record Date”).  If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s). If you have any questions about the proposal or the voting instructions, please call 877-461-1899. The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Each Fund will admit to the Meeting: (1) all stockholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that the Fund, in its sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please call 877-461-1899.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted. For ease of reading, “stock” and “stockholders” has been used in certain places in this notice to describe, respectively, the shares of NHS and the shareholders of NHS.

By order of the each Board,

Claudia A. Brandon
Secretary
Neuberger Berman High Yield Strategies Fund
Neuberger Berman Income Opportunity Fund Inc.
[____], 2010
New York, New York

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp. .........................................
(2) ABC Corp. .........................................
(3) ABC Corp.
c/o John Doe, Treasurer.......................
(4) ABC Corp. Profit Sharing Plan......…
ABC Corp. John Doe, Treasurer John Doe John Doe, Trustee
Trust Accounts (1) ABC Trust .......................................... (2) Jane B. Doe, Trustee u/t/d 12/28/78....	Jane B. Doe, Trustee Jane B. Doe
Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA ................... (2) John B. Smith .....................................	John B. Smith John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF STOCK YOU OWN.
PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of a Fund.  Please fill out and return each proxy card.

Stockholders are invited to attend the Meeting in person.  Any stockholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s).

To avoid the additional expense to the Funds of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

Proxy Statement For:

Neuberger Berman High Yield Strategies Fund
Neuberger Berman Income Opportunity Fund Inc.
605 Third Avenue
New York, New York 10158-0180
877-461-1899

Prospectus For:

Neuberger Berman High Yield Strategies Fund Inc.
605 Third Avenue
New York, New York 10158-0180
877-461-1899

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Boards of Trustees/Directors (each, a “Board,” and collectively, the “Boards”) of Neuberger Berman High Yield Strategies Fund (“NHS”) and Neuberger Berman Income Opportunity Fund Inc. (“NOX”) for a Joint Annual Meeting of Stockholders of NHS and NOX (the “Meeting”). The Meeting will be held on June 1, 2010, at [_]:00 [a.m.][p.m.] Eastern time, at the offices of Neuberger Berman LLC (“NB LLC”), 605 Third Avenue, 41st Floor, New York, New York 10158-3698. At the Meeting, common and preferred stockholders of NHS and NOX will be asked to consider and act upon the following:

(1)
To approve an Agreement and Plan of Reorganization (“Agreement”) pursuant to which (a) NHS would convert to a newly formed Maryland corporation, named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS,” and together with NHS and NOX, the “Funds,” and each, a “Fund”) (“Conversion”) and NHS would dissolve under applicable state law, and (b) after the Conversion, NOX would transfer its assets to New NHS in exchange solely for shares of common stock and preferred stock of New NHS and the assumption by New NHS of NOX’s liabilities and NOX would dissolve under applicable state law (“Merger,” and together  with the Conversion, the “Reorganization”);

(2)	To elect five Class II Trustees/Directors (“Directors”) as outlined below:

(a)
Four Class II Directors, C. Anne Harvey, George W. Morriss, Jack L. Rivkin and Tom D. Seip, to be elected by the holders of common stock and preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2013, or until their successors are elected and qualified; and

(b)
One Class II Director, John Cannon, to be elected by the holders of preferred stock, voting separately as a single class, such Director to serve until the annual meeting of stockholders in 2013, or until his successor is elected and qualified; and

(3)	To consider and act upon any other business that may properly come before the Meeting or any adjournments thereof.

For ease of reading, “stockholders” has been used in certain places in the Proxy Statement/Prospectus to describe the shareholders of NHS.

Proposed Reorganization and Election of Directors

If the Agreement is approved and the Reorganization occurs, holders of common shares of beneficial interest, no par value per share, of NHS (the “NHS Common Shares”) and holders of common stock, par value

$0.0001 per share, of NOX (the “NOX Common Stock”) each would receive newly issued shares of common stock, par value $0.0001 per share, of New NHS (the “New NHS Common Stock,” and together with NHS Common Shares and NOX Common Stock, the “Common Stock”), the aggregate net asset value of which would equal the aggregate net asset value of NHS Common Shares and NOX Common Stock they held immediately prior to the Reorganization.  Holders of NHS Common Shares (“NHS Common Shareholders”) will receive the same number of NHS Common Shares as they held immediately prior to the Reorganization. Holders of NOX Common Stock (“NOX Common Stockholders”) would receive a different number of shares that would be based on the relative net asset value of NOX and New NHS but generally would not include fractional shares of New NHS Common Stock.  Instead, each former NOX Common Stockholder would receive cash in an amount equal to the value of the fractional shares of New NHS Common Stock that stockholder would otherwise have received in the Reorganization (except with respect to NOX common stock held in a Distribution Reinvestment Plan account, for which that stockholder would receive fractional shares).  Although New NHS Common Stock received in the Reorganization would have the same total net asset value as NHS Common Shares and NOX Common Stock held immediately before the Reorganization (disregarding fractional shares for NOX Common Stockholders), its stock price on the [NYSE Amex] [New York Stock Exchange (“NYSE”)] may be greater or less than that of NHS Common Shares or NOX Common Stock, based on current market prices existing at the time of the Reorganization.

In addition, if the Agreement is approved and the Reorganization occurs, holders of NHS’s Perpetual Preferred Shares, Series A, no par value per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) (“NHS Preferred Shares,” and together with NHS Common Shares, “NHS Shares”) and holders of NOX’s Perpetual Preferred Shares, Series A, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) (“NOX Preferred Stock,” and together with NOX Common Stock, “NOX Stock”) would receive newly issued shares of New NHS’s Perpetual Preferred Shares, Series A, par value $0.0001 per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not declared) (“New NHS Preferred Stock,” and together with New NHS Common Stock, “New NHS Stock”) (NHS Preferred Shares, NOX Preferred Stock and New NHS Preferred Stock, collectively, “Preferred Stock”; Common Stock and Preferred Stock, collectively, the “Stock”).  New NHS Preferred Stock will have substantially the same rights, preferences, and distribution payment periods as NHS Preferred Shares and NOX Preferred Stock, except that New NHS Preferred Stock will only be entitled to one vote per share, unlike NHS Preferred Shares which are entitled to one vote for each dollar of liquidation preference.  The aggregate liquidation preference and number of shares of New NHS Preferred Stock received by holders of NHS Preferred Shares (“NHS Preferred Shareholders,” together with NHS Common Shareholders, “NHS Shareholders”) and holders of NOX Preferred Shares (“NOX Preferred Stockholders,” together with NOX Common Stockholders, “NOX Stockholders”) will equal the aggregate liquidation preference and number of NHS Preferred Shares and shares of NOX Preferred Stock held by such holder immediately prior to the Reorganization.

New NHS will also issue notes (“New NHS Notes”) in the same principal amounts as, and having terms substantially similar to, the privately placed notes issued by NHS (“NHS Notes”) and NOX (“NOX Notes,” and together with NHS Notes and New NHS Notes, the “Notes”).  New NHS Notes will be distributed to each holder of NHS Notes and NOX Notes in exchange for NHS Notes and NOX Notes held by such holder.  The principal amount of New NHS Notes received by holders of NHS Notes and NOX Notes will equal the principal amount of NHS Notes and NOX Notes held such holder immediately prior to the Reorganization.

If NOX Stockholders do not approve the Agreement and NHS Shareholders approve the Agreement, NHS Common Shareholders would receive shares of newly issued New NHS Common Stock, the aggregate net asset value of which would equal the aggregate net asset value of NHS Common Shares they held immediately prior to the Conversion, NHS Preferred Shareholders would receive shares of newly issued New NHS Preferred Stock and holders of NHS Notes would receive newly issued New NHS Notes.  New NHS Preferred Stock will have the same rights, preferences, and distribution payment periods as NHS Preferred Shares, except that New NHS Preferred Stock will only be entitled to one vote per share unlike NHS Preferred Shares which are entitled to one vote for each dollar of liquidation preference.  New NHS Notes will have terms substantially similar to NHS Notes.

Assuming both NHS Shareholders and NOX Stockholders approve the Agreement and all other conditions to the consummation of the Reorganization are satisfied or waived, NOX and New NHS will jointly file articles of transfer (the “Articles of Transfer”) with the State Department of Assessments and Taxation in Maryland (the

“SDAT”).  The Reorganization will become effective when the SDAT accepts for record the Articles of Transfer or at such later time as is specified in the Articles of Transfer, which time may not exceed 30 days after the Articles of Transfer are accepted for record.  The date when the Articles of Transfer are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.”  NHS, as soon as practicable after the Closing Date, will dissolve under applicable state law[,] [and] will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) [and de-list from the NYSE].  NOX, as soon as practicable after the Closing Date, will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), will de-list from the NYSE Amex and will dissolve under applicable state law.

In addition, NHS Shareholders and NOX Stockholders are being asked to approve the election of five Class II Directors to serve on the Board of each Fund until the annual meeting of Stockholders in 2013, or until their successors are elected and qualified, in the event that the Agreement is not approved. The Directors serve as representatives of Stockholders. In this capacity, they are fiduciaries and have an obligation to serve in the best interests of the Stockholders. Directors review Fund performance, oversee Fund activities and review contractual arrangements with service providers that provide services to the Fund. Each of the nominees currently serves as a Director of NHS and NOX.

Required Vote

With respect to Proposal 1, because the Agreement has been approved unanimously by the Board of each Fund, including all of the Directors who are not “interested persons” of the Funds under the 1940 Act (the “Independent Directors”), approval of the Agreement requires the affirmative vote of the holders of a majority of NHS Shares and NOX Stock, each voting together as a single class, and a majority of the holders of NHS Preferred Shares, voting separately.

With respect to Proposal 2, the election of a nominee to the Board of NHS requires the affirmative vote of a plurality of the votes cast at the Meeting and the election of a nominee to the Board of NOX requires the affirmative vote of a majority of its outstanding shares.  See “Voting Information” below.

Rationale for the Reorganization

The Boards of NHS and NOX, including all of the Independent Directors of each Fund, believe that combining the Funds could benefit the stockholders of both Funds.  Independent Directors are those who are not associated with the Funds’ investment manager or sub-adviser or their affiliates or with any broker-dealer used by the Funds, the investment manager or the sub-adviser in the past six months.  In recommending the Reorganization, each Fund’s Board, with the advice of counsel to its Independent Directors, considered a number of factors, including the following:

•	the benefits to the Funds and their stockholders that are expected to be derived from the Reorganization;

•	the fact that the Funds have the same investment objective and substantially similar principal investment strategies, policies and risks;

•	the expense ratios of the Funds and information as to specific fees and expenses of the Funds, including fee waivers relating to management fees;

•	the fact that the Reorganization will not dilute the interests of current stockholders of any Fund;

•
the federal tax consequences of the Reorganization to NHS and NOX and their respective stockholders, including that the Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes;

•
the potential for greater economies of scale and lower expenses per share of Common Stock resulting from a larger asset base over which to spread certain fixed costs and the elimination of certain duplicative costs such as audit costs;

•	the potential for enhanced liquidity in the market due to the larger number of outstanding New NHS Common Stock following the Reorganization;

•
the potential for portfolio management efficiencies due to New NHS’s greater asset size, which may allow it, relative to NHS and NOX, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings;

•
the benefits of New NHS obtaining assets without incurring the commission expenses and generally greater other expenses associated with offering new shares of stock.  In addition, the benefits of New NHS obtaining portfolio securities without the commensurate brokerage costs, dealer spreads or other trading expenses and obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities; and

Board Recommendation

Accordingly, the Boards of NHS and NOX, including all of the Independent Directors of each Fund, unanimously recommend that you vote FOR the Agreement and FOR each nominee.

Information about the Funds

NHS was organized in Delaware on April 8, 2003; NOX was incorporated in Maryland on April 17, 2003; New NHS was incorporated in Maryland on [March __], 2010. NHS is registered as a closed-end, diversified management investment company; New NHS and NOX are registered as closed-end, non-diversified management investment companies. NHS Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “NHS.”  NOX Common Stock is listed on the NYSE Amex under the symbol “NOX.”  New NHS Common Stock is expected to be listed on [NYSE Amex][NYSE] under the symbol “NHS.”

Neuberger Berman Management LLC (“NB Management”) acts as each Fund’s investment manager and Neuberger Berman Fixed Income LLC (“NBFI”) acts as each Fund’s sub-adviser.  NB LLC also acts as a sub-adviser (collectively, the investment manager and the sub-advisers are referred to as “Neuberger Berman”) for NOX.

New NHS has the same investment objective and substantially similar principal investment policies, invest in substantially similar markets and present substantially similar general risks as NHS and NOX. Each Fund’s investment objective is to seek high total return (income plus capital appreciation). Under normal market conditions, NHS invests at least 80% of its net assets, including assets attributable to any outstanding preferred stock, plus the aggregate principal amount of any borrowings, in high yield debt securities of U.S. and foreign issuers. Under normal market conditions, each of NOX and New NHS invests at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers. High yield debt securities include securities that are rated below investment grade by a nationally recognized statistical rating organization (“rating agency”) or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.

This Proxy Statement/Prospectus serves as a prospectus for New NHS under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of New NHS Common Stock in the Reorganization.  You should retain this Proxy Statement/Prospectus for future reference, as it sets forth concisely information about the Funds that you should know before voting on the Reorganization.

A Statement of Additional Information (“SAI”) dated [____], 2010, which contains additional information about the Reorganization and the Funds, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI, as well as NHS’s and NOX’s Annual Report to Stockholders for the fiscal year ended December 31, 2009 and October 31, 2009, respectively, which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. You may receive free of charge a copy of the SAI, or the annual report for NHS or NOX, by calling 877-461-1899 or by writing NHS or NOX at 605 Third Avenue, New York, New York 10158-0180.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete registration statement filing on Form N-14 containing this Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

Reports, proxy statements and other information concerning NHS may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.  Reports, proxy statements and other information concerning NOX may be inspected at the offices of the NYSE Amex, 86 Trinity Place, New York, New York 10006.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is [_____], 2010.

TABLE OF CONTENTS

Page
Proposal 1 - To Approve an Agreement and Plan of Reorganization
Summary
Comparison of Principal Risks of Investing in the Funds
Information about the Proposed Reorganization
Comparison of Investment Objective and Principal Investment Policies
Portfolio Securities
Management of the Funds
Additional Information about the Funds
Capitalization
Portfolio Composition
Dividends and other Distributions
Repurchase of Common Stock; Tender Offers; Conversion to Open-End Fund
Tax Matters
Net Asset Value
Portfolio Transactions
Description of the Funds’ Capital Stock
Proposal 2 – Election of Directors
Information on NHS’s and NOX’s Independent Registered Public Accounting Firm
Other Matters
Stockholder Proposals
Stockholder Communications with the Boards
Voting Information
Service Providers
Appendix A – Form of Agreement and Plan of Reorganization
Appendix B – Risks of Investing in the Funds
Appendix C – Investment Strategies of the Funds
Appendix D – Description of the Funds’ Capital Stock
Appendix E – Reports of NHS’S and NOX’S Audit Committees
Appendix F – Fees Billed by Independent Registered Public Accounting Firm

PROPOSAL 1 — TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH (1) NHS WOULD CONVERT INTO NEW NHS AND NHS WOULD DISSOLVE UNDER APPLICABLE STATE LAW AND, (2) AFTER SUCH CONVERSION, NOX WOULD TRANSFER ITS ASSETS TO NEW NHS IN EXCHANGE FOR SHARES OF COMMON STOCK AND PREFERRED STOCK OF NEW NHS AND THE ASSUMPTION BY NEW NHS OF NOX’S LIABILITIES AND NOX WOULD DISSOLVE UNDER APPLICABLE STATE LAW

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

In February 2010, the Funds’ Boards, including all of the Independent Directors, unanimously approved the Reorganization and the Agreement, which provides for the following:

•
New NHS will acquire all of the assets and assume all of the liabilities of NHS.  After this acquisition, New NHS will acquire all of the assets and assume all of the liabilities of NOX.  The net asset value (the “NAV”) of New NHS will be computed as of 4:00 p.m., Eastern Time, on the Closing Date;

•
New NHS will issue and cause to be listed on the [NYSE Amex][NYSE] New NHS Common Stock in an amount equal to the value of NHS’s net assets attributable to its common shares (less the share of costs of the Reorganization thereof it bears) and NOX’s net assets attributable to its common stock.  Those shares will be distributed to NHS Common Shareholders and NOX Common Stockholders of record in proportion to their respective holdings of NHS Common Shares and NOX Common Shares immediately prior to the Reorganization.  NHS Common Shareholders and NOX Common Stockholders each would receive newly issued shares of New NHS Common Stock, the aggregate net asset value of which would equal the aggregate net asset value of the applicable Fund’s Common Stock they held immediately prior to the Reorganization.  NHS Common Stockholders will receive the same number of NHS Common Shares as they held immediately prior to the Reorganization. NOX Common Stockholders would receive a different number of shares that would be based on the relative net asset value of NOX and New NHS but generally would not include fractional shares of New NHS Common Stock.  Instead, each former NOX Common Stockholder would receive cash in an amount equal to the value of the fractional shares of New NHS Common Stock that stockholder would otherwise have received in the Reorganization (except with respect to NOX Common Stock held in a Distribution Reinvestment Plan account, for which that stockholder would receive fractional shares);

•
New NHS will issue New NHS Preferred Stock, which will have substantially the same rights, preferences, and distribution payment periods as NHS Preferred Shares and NOX Preferred Stock, except that New NHS Preferred Stock will only be entitled to one vote per share, unlike NHS Preferred Shares, which are entitled to one vote for each dollar of liquidation preference.  Those shares will be distributed to NHS Preferred Shareholders and NOX Preferred Shareholders.  The aggregate liquidation preference and number of shares of New NHS Preferred Stock received by a Preferred Stockholder in the Reorganization will equal the aggregate liquidation preference and number of shares of NHS Preferred Shares and/or NOX Preferred Stock held by the Preferred Stockholder immediately prior to the Reorganization.  After the Reorganization, distribution rates will continue to be set in the same manner as set forth in the organizational documents for NHS Preferred Shares, which is substantially similar to the methodology set forth in the organizational documents for NOX Preferred Stock;

•
New NHS will issue privately placed notes in the same principal amounts as, and having terms substantially similar to, the privately placed notes issued by NHS and NOX.  New NHS Notes will be distributed to each holder of NHS Notes and NOX Notes in exchange for NHS Notes and NOX Notes held by such holder.  The principal amount of New NHS Notes received by holders of NHS Notes and NOX

Notes will equal the principal amount of NHS Notes and NOX Notes held by such holder immediately prior to the Reorganization;

•
After the Reorganization, (1) NHS will (a) de-register with the SEC, [(b) de-list from the NYSE and (c)] dissolve under Delaware statutory trust law, and (2) NOX will (a) de-register with the SEC, (b) de-list from the NYSE Amex and (c) dissolve under Maryland corporate law.

If the Agreement is not approved or only approved by NOX, NHS and NOX will continue as separate investment companies, and the Board of each Fund will separately consider alternatives it determines to be in the best interests of stockholders, including re-proposing the Reorganization.

If the Agreement is only approved by NHS, the Conversion will occur and NHS will be converted into New NHS and NHS would dissolve under applicable state law.  However, New NHS and NOX will continue as separate investment companies and the Board of each Fund will separately consider alternatives it determines to be in the best interests of stockholders, including re-proposing the Reorganization.

Although there can be no assurance that this will be the case, it is expected that the Reorganization will benefit NHS Shareholders and NOX Stockholders by providing, for example, the potential for economies of scale, a lower operating expense ratio, enhanced market liquidity for New NHS Common Stock, including the potential to reduce the extent to which shares trade at a discount to their net asset value, and portfolio management efficiencies and greater diversification of portfolio holdings due to New NHS’s larger size.

Board Recommendation

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of each Fund, including all of its Independent Directors, has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing stockholders of its Fund will not be diluted as a result of its effecting the Reorganization. The Boards of NHS and NOX, therefore, are hereby submitting the Agreement to NHS Shareholders and NOX Stockholders and unanimously recommend that NHS Shareholders and NOX Stockholders vote “FOR” the Agreement.

Required Vote

Because the Agreement has been approved unanimously by the Board of NHS, including all of the Independent Directors of NHS, under NHS’s Amended and Restated Declaration of Trust (which, as hereafter amended, restated or supplemented from time to time, is, together with the By-laws, referred to as the “Declaration of Trust”) approval of the Agreement requires the affirmative vote of the holders of a majority of NHS Shares, voting together as a single class, and the holders of a majority of NHS Preferred Shares, voting separately.

Because the Agreement has been approved unanimously by the Board of NOX, including all of the Independent Directors of NOX, under NOX’s Articles of Incorporation (which, as hereafter amended, restated or supplemented from time to time, are, together with the Articles Supplementary, referred to as the “Articles”) approval of the Agreement requires the affirmative vote of the holders of a majority of the shares of NOX Stock, voting together as a single class.  See “Voting Information” below.  If stockholders of both NHS and NOX approve the Agreement, the Closing Date of the Reorganization is expected to occur during the summer of 2010. If only NHS Shareholders approve the Agreement, the Closing Date of the Conversion is expected to occur during the summer of 2010.

Tax Matters

Each of the Conversion and Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. If the Conversion and Merger so qualify, NHS Shareholders and NOX Stockholders will recognize no gain or loss on the receipt of New NHS Shares in connection with the Conversion and Merger, except that NOX Common Stockholders will recognize gain or loss with respect to cash they receive pursuant to the Merger in lieu of fractional New NHS Common Stock. Additionally, NHS and NOX each will recognize no gain or loss as a result of the Conversion or Merger, respectively, or as a result of their dissolution.  For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

Comparison of Investment Objective and Principal Investment Policies

The Funds have the same investment objective and substantially similar principal investment policies, invest in substantially similar markets and present substantially similar general risks. There are no significant differences between the investment objective and principal investment policies of the Funds. However, New NHS has more flexibility than NHS or NOX with respect to certain of its investment policies, which permit New NHS greater flexibility in portfolio management.  For example, New NHS will not have a limit on its investment in illiquid securities and may invest a greater percentage of its assets in foreign securities and securities that are rated Caa/CCC or lower by a rating agency or unrated securities determined by the Manager to be of comparable quality.

Each Fund’s investment objective is to seek high total return (income plus capital appreciation).  Under normal market conditions, NHS invests at least 80% of its net assets, including assets attributable to any outstanding preferred stock, plus the aggregate principal amount of any borrowings, in high yield debt securities of U.S. and foreign issuers. Under normal market conditions, NOX and New NHS each invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers. High yield debt securities include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.  For ease of reading, the following description uses “total assets” and as applied to NHS to mean “net assets, including assets attributable to any outstanding preferred stock, plus the aggregate principal amount of any borrowings.”  To the extent not invested in high yield debt securities, each Fund may invest a portion of its assets (normally, not more than 20% of a Fund’s total assets ) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives.

Each Fund invests primarily in securities of U.S. issuers, but may also invest in securities of foreign issuers. Up to 25% of New NHS’s total assets and 20% of NHS’s and NOX’s total assets may be invested in securities of foreign issuers traded outside of the U.S. In addition, each of NHS and NOX may invest up to 20% of its total assets in restricted securities and other illiquid investments. These securities and investments may be subject to legal or other restrictions on resale and lack a liquid secondary market. Liquid securities purchased by a Fund may subsequently become illiquid.

In addition to the issuance of the Preferred Stock and Notes, each Fund may issue additional preferred stock or notes, borrow money or use a variety of additional strategies to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.

Securities purchased by each Fund may have fixed or variable principal payments and various types of interest rate and dividend payment and reset terms, including fixed rate, variable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

A Fund is not intended to be a complete investment program, and there is no assurance that the Fund will achieve its objective.

The preceding summary of the Funds’ investment objective and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objective, Strategies and Principal Risks of Investing in the Funds—Investment Objective, Strategies and Principal Risks,” “—Additional Investment Activities” and “—Risk Factors.”

Dividends and other Distributions

Common Stockholders of the Funds.  Common stockholders of both NHS and NOX receive distributions on a monthly basis.  New NHS will also pay distributions to common stockholders on a monthly basis.  NHS Common Stockholders will receive the same number of shares of New NHS Common Stock as they currently hold.

Accordingly, although there can be no assurance, the level of distributions received by NHS Common Stockholders is not expected to change significantly.  Because NHS and NOX historically have paid different distributions per share of Common Stock due in part to the different net asset values and since the amount of shares received by NOX Common Stockholders will be based on net asset value, the number of shares received by NOX Common Stockholders will partially offset the difference in the distribution per share. For example, on [___], NOX paid distributions of [_] per share and NHS paid distributions of [_] per share.  If the Reorganization occurred on that date, NOX Common Stockholders would have received [_] shares of New NHS Common Stock for each share of NOX Common Stock and the amount of distributions they would have received on shares of New NHS Common Stock they received would have been [_], which would have been [more][less] than the distributions they received if they remained NOX Common Stockholders.  Accordingly, although there can be no assurance, the level of distributions received by NOX Common Stockholders is not expected to change significantly.

Preferred Stockholders of the Funds.  The preferred stockholders of both NHS and NOX receive distributions quarterly.  After the Reorganization, New NHS will continue to pay preferred stockholders distributions quarterly.  In addition, New NHS Preferred Stock will use the same methodology for setting the distribution rate as is currently used by NHS Preferred Shares, which is substantially similar to the methodology used by NOX.

Purchase and Redemption Procedures

Purchase and Sale.  Purchase and sale procedures for the Funds’ Common Stock are similar.  Investors typically purchase and sell shares of the Funds’ Common Stock through a registered broker-dealer on the NYSE or NYSE Amex, as applicable.  Each Fund’s Preferred Stock is privately placed and subject to certain transfer restrictions.

Redemption Procedures.  Redemption procedures for the Funds are similar.  The Common Stock of each Fund has no redemption rights.  However, the Board of each Fund may consider open market share repurchases of, or tendering for, Common Stock to seek to reduce or eliminate any discount from net asset value at which the Common Stock trade.  Each Fund’s ability to repurchase, or tender for, its Common Stock may be limited by the 1940 Act asset coverage requirements and by any rating agency requirements.

Provided certain conditions are met, the Preferred Stock of each Fund are redeemable at the option of each Fund, at a price equal to $25,000 per share plus, in each case, accumulated and unpaid dividends (including additional dividends, if any) on the redemption date.

Effect on Expenses

As a result of the Reorganization, total expenses paid by NHS Common Shareholders and NOX Common Stockholders (excluding distributions paid on Preferred Stock and interest paid on Notes) are expected to decline from 1.60% and 2.64%, respectively, (as of December 31, 2009 and October 31, 2009, respectively) to approximately 1.30% in New NHS (as of December 31, 2009).  These numbers and the below numbers include the effect of the contractual and voluntary management fee waivers, as discussed below, for each Fund as of December 31, 2009 for New NHS and NHS and October 31, 2009 for NOX.  Including distributions paid on Preferred Stock and interest paid on Notes, total expenses paid by NHS Common Shares and NOX Commons Stock are expected to decline from 3.06% and 4.95%, respectively, (as of December 31, 2009 and October 31, 2009, respectively) to approximately 2.62% in New NHS (as of December 31, 2009).  If only the Conversion occurs, New NHS is expected to have the same expenses as the current expenses of NHS, although there can be no assurance that this will be the case.

Although there can be no assurance, the leverage provided by the Preferred Stock and Notes to New NHS following the Reorganization is expected to provide a net benefit to holders of New NHS Common Stock in the form of increased income to New NHS and increased distributions to holders of Common Stock even after considering distributions paid on Preferred Stock and interest paid on Notes.  As discussed above, New NHS is expected to have lower expenses than the current expenses of NHS or NOX, although there can be no assurance that this will be the case. As a result, although there can be no assurance, the Reorganization is expected to provide a net benefit to NHS Common Shareholders and NOX Common Stockholders.

NB Management is entitled to receive fees as investment manager and administrator of NHS, payable monthly, calculated at an annual rate equal to 0.65% of the Fund’s average daily net assets, including assets attributable to any outstanding preferred stock, plus the aggregate principal amount of any borrowings. NB Management is entitled to receive fees as investment manager and administrator of NOX, payable monthly, calculated at an annual rate equal to 0.85% of the Fund’s average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. NB Management is entitled to receive fees as investment manager and administrator of New NHS, payable monthly, calculated at an annual rate equal to 0.65% of the Fund’s average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. As the context requires, (i) with respect to NHS, net assets, including assets attributable to any outstanding preferred stock, plus the aggregate principal amount of any borrowings and (ii) with respect to NOX and New NHS, total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage are defined to mean “Managed Assets.”

NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from NOX in the amounts, and for the time periods, set forth below.

NOX
Fiscal Period Ending October 31,	Percentage Waived of the Fund’s average daily Managed Assets
2010	0.13%
2011	0.07%

In addition to this contractual waiver, NB Management also has voluntarily agreed to extend for one year the contractual fee waivers currently in place for NOX so that it will waive a portion of the management fees it is entitled to receive from NOX in the amounts, and for the time periods, set forth below.

NOX
Fiscal Period Ending October 31,	Percentage Waived of the Fund’s average daily Managed Assets
2010	0.19%
2011	0.13%
2012	0.07%

For NHS, NB Management has agreed to voluntarily waive a portion of the management fee it is entitled to receive from NHS at an annual rate of 0.05% of average daily Managed Assets.  For New NHS, NB Management has agreed to voluntarily waive a portion of the management fee it is entitled to receive from New NHS at an annual rate of 0.05% of average daily Managed Assets. This voluntary waiver is expected to remain in effect until July 1, 2012, but may be changed or terminated by NB Management at any time.  If only the Conversion occurs, New NHS will adopt the same voluntary fee waiver currently adopted by NHS and NOX will continue with the same fee waivers.

Each Fund utilizes leverage, or will utilize leverage, through the issuance of Preferred Stock and Notes in an effort to increase the Fund’s income available for distribution to holders of its Common Stock. Each Fund, including New NHS following the Reorganization, may redeem its Preferred Stock or prepay it Notes based on procedures detailed in its governing documents. NB Management continually monitors the benefits and costs of each Fund’s Preferred Stock and Notes to the holders of that Fund’s Common Stock. Should the holders of a Fund’s Common Stock no longer receive a net benefit from the leverage provided by the Fund’s outstanding Preferred Stock and Notes for a sustained period of time, the Fund may consider redeeming some or all of its outstanding Preferred Stock or Notes.

Fee Table and Expense Example

The tables below (1) compare the fees and expenses of NHS and NOX as of December 31, 2009 and October 31, 2009, respectively, and (2) show the estimated fees and expenses of New NHS, on a pro forma basis, as if the Reorganization occurred on December 31, 2009. The estimates are based on the contracts and agreements in effect as of December 31, 2009 and reflect the operating expense accrual rates on that date, which are based on NHS’s and NOX’s net assets as of December 31, 2009 and October 31, 2009, respectively. Accordingly, the actual fees and expenses of NHS, NOX and New NHS as of the Closing Date of the Reorganization may differ from those reflected in the tables below due to changes in net assets from those at October 31, 2009 and December 31, 2009. No amount of any prior fee waiver or expense reimbursement to NHS or NOX may be recovered by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between that date and the Closing Date. As a general matter, changes (positive or negative) in NHS’s or NOX’s expense ratio resulting from fluctuations in the net assets of that Fund will be borne by the stockholders of New NHS. For information concerning the net assets of each Fund as of December 31, 2009, please see “Capitalization.”

The expenses of NHS and NOX as of December 31, 2009 and October 31, 2009, respectively, and pro forma expenses following the Reorganization are set forth below. The percentages in the table below are percentages of the each respective Fund’s net assets attributable to Common Stock.

Fee Table

	ACTUAL		PRO FORMA (assuming Reorganization occurs)
	NHS	NOX	New NHS
Common Stockholder Transaction Expenses(1)
Sales Load (as a percentage of offering price)(2)	None	None	None
Distribution Reinvestment Plan Fees(3)	None	None	None

(Unaudited)	ACTUAL (Assuming Leverage as Described Above)		PRO FORMA (assuming Reorganization occurs)
	NHS	NOX	New NHS
Annual Expenses (as a percentage of net assets attributable to common shares)^
Management Fee*	0.98	1.40	0.85
Interest Payments on Notes	1.05	1.55	0.88
Other Expenses(4)	0.62	1.24	0.46

Total Annual Expenses	2.65	4.19	2.19

Distributions on Preferred Stock(5)	0.41	0.76	0.43
Total Annual Fund Operating Expenses and Distributions on Preferred Stock	3.06	4.95	2.62
Minus: Expense Waiver	---(6)	0.31(7)	---(8)
Net Annual Fund Operating Expenses and Distributions on Preferred Stock	3.06	4.64	2.62

^ Does not reflect the effect of expense offset arrangements.

* Management fees include both the management fee and administration fee.

(1) No expense information is presented with respect to Preferred Stock or Notes because they do not bear any transaction or operating expenses of NHS or NOX and will not bear any transaction or operating expenses of New NHS.

(2) Common Stock purchased on the secondary market is not subject to sales charges but may be subject to brokerage commissions or other charges.  The table does not include an underwriting commission paid by stockholders in the initial offering of each Fund.

(3) Each participant in the distribution reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(4) In connection with the Reorganization, there are certain other transaction expenses not reflected in “Other Expenses” which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to stockholders; costs related to preparation and distribution of materials distributed to Boards; expenses incurred in connection with the preparation of the Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

(5) Distribution rates on shares of Preferred Stock are set as set forth in the Articles Supplementary by reference to a reference rate.  Prevailing interest rate, yield curve and market circumstances at the time at which the rate on Preferred Shares for the next dividend period are set substantially influence the rate.  As these factors change over time, so too do the distribution rates set.

(6) NB Management has voluntarily agreed to waive a portion of the management fee it is entitled to receive from NHS at an annual rate of 0.05% of its average daily Managed Assets. If this waiver were reflected, “Net Annual Fund Operating Expenses and Distributions on Preferred Stock” would have been 3.01%. Because the management and administrative fees are based on Managed Assets, the dollar amount of such fees is higher due to the issuance of the Preferred Stock and Notes.

(7) NB Management has contractually agreed to waive a portion of the management fee it is entitled to receive from NOX at an annual rate of 0.19% of its average daily Managed Assets from October 31, 2008 through October 31, 2009, 0.13% thereafter through October 31, 2010, and 0.07% thereafter through October 31, 2011.  NB Management has not agreed to waive any portion of its fees or expenses beyond October 31, 2011, however, NB Management has voluntarily agreed to extend for one year these contractual fee waivers.  If this voluntary waiver were reflected, “Net Annual Fund Operating Expenses and Distributions on Preferred Stock” would have been [_]%.  Because the management and administrative fees are based on Managed Assets, the dollar amount of such fees is higher due to the issuance of the Preferred Stock and Notes.

(8) NB Management has voluntarily agreed to waive a portion of the management fee it is entitled to receive from New NHS at a rate of 0.05% of average daily managed assets.  This voluntary waiver is expected to remain in effect until July 1, 2012, but may be changed or terminated by NB Management at any time. If this waiver were reflected, “Net Annual Fund Operating Expenses and Distributions on Preferred Stock” would have been [_]%. Because the management and administrative fees are based on Managed Assets, the dollar amount of such fees is higher due to the issuance of the Preferred Stock and Notes.

Example

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example reflects the total expenses of the Funds excluding distributions paid on Preferred Stock and including interest paid on Notes. The example assumes that you invest $1,000 in Common Stock for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, that the Funds’ operating expenses remain the same (excluding distributions paid on Preferred Stock and including interest paid on Notes) and that the contractual management fee waiver described above is in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
NHS	$309	$945	$1,606	$3,374
NOX	$475	$1,457	$2,453	$4,945
New NHS (assuming Reorganization occurs)	$265	$814	$1,390	$2,954

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The Funds have the same investment objective and substantially similar principal investment policies, invest in substantially similar markets and present substantially similar general risks.  Below are the primary risks of investing in New NHS.  Unless indicated otherwise, the risks for investing in NHS and NOX are the same.  For a more complete description of the risks of investing in New NHS (to which the word “Fund” refers in this section), please refer to Appendix B.  Risk is inherent in all investing.  Therefore, before investing in New NHS, you should consider certain risks carefully.  In this section and Appendix B, the term “Manager” refers to NB Management or NBFI, as appropriate.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk

Your investment in Fund shares will represent an indirect investment in high yield debt securities owned by the Fund, substantially all of which are traded in the over-the-counter markets. The value of the Fund’s portfolio securities will fluctuate, sometimes rapidly and unpredictably. The Fund’s use of leverage magnifies market risk.

Credit Risk

Credit risk is the risk that an issuer of a debt security, or the counterparty to a derivative contract or other obligation, becomes unwilling or unable to meet its obligation to make interest and principal payments when due. In general, lower-rated debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of debt securities in the Fund’s portfolio, the value of those obligations could decline, which could reduce the asset coverage on Preferred Stock and Notes and negatively impact the rating agencies’ ratings of Preferred Stock or Notes and increase the dividend or interest rate that the Fund must pay on Preferred Stock or Notes. Even if an issuer does not actually default, adverse changes in the issuer’s financial condition, management performance or financial leverage or a reduced demand for the issuer’s goods and services may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations and, correspondingly, the net asset value of the Fund.

Risks of Below Investment Grade Quality Securities

Below investment grade debt securities (also called “high-yield debt securities”) are commonly referred to as “junk bonds.”  Investment in high yield debt securities involves substantial risk of loss.  Below investment grade debt securities are considered predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer or the industry in general.  The market value of these securities tends to be volatile.  If a negative perception of the high yield debt securities market develops, the price and liquidity of high yield debt securities could be depressed and this negative perception may last for a significant period of time. Issuers of below investment grade debt securities may be highly leveraged and may not have available to them more traditional methods of financing.  Below investment grade securities are less liquid than investment grade securities.  There are fewer dealers in the market for high-yield securities than for investment grade securities.  The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much higher than for high-quality instruments.  Under adverse market or economic conditions, the secondary market for high-yield debt securities may contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower-rated or unrated securities under these circumstances may be less than the prices used in calculating the Fund’s net asset value.

Interest Rate Risk

Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates.  The Fund’s investment in such securities means that its net assets and the asset coverage for Preferred Stock and Notes will tend to decline if market interest rates rise.  Because the Fund’s portfolio maturity is expected to be initially within the intermediate range (2 to 7 years), the net asset value of the Fund and the market price of Common Shares are likely to fluctuate more in response to changes in interest rates than if the Fund invested primarily in short-term debt securities.

Reinvestment Risk

Income from the Fund’s investments will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Fund’s overall return.

Call Risk

Some debt securities allow the issuer to call them for early repayment.  Issuers of such securities will often call them when interest rates are low or declining.  To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline.  In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

Extension Risk

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.

Variable and Floating Rate Risk

The Fund may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or when there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Counterparty Risk

The Fund will be subject to various risks with respect to counterparties in connection with certain types of investment transactions, including transactions in certain options and other derivatives (such as interest rate and credit default swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Risks of Leveraged Structure

Leverage Risk.  NHS and NOX each have Preferred Stock and Notes outstanding and it is expected that New NHS will have Preferred Stock and Notes outstanding after the Reorganization.  Assuming such Preferred Stock and Notes are outstanding, the Fund’s leveraged capital structure would create special risks not associated with unleveraged funds having a similar investment objective and policies.  These include the possibility of higher volatility of the Fund’s net asset value and the asset coverage of Preferred Stock and Notes.

The Preferred Stock and Notes pay distributions or interest based on short-term interest rates. The proceeds of Preferred Stock and Notes would be used to buy portfolio securities.  If short-term interest rates rise, distributions rates on Preferred Stock and interest rates on Notes may rise so that the amount of distributions to be paid to holders of Preferred Stock and the amount of interest to be paid to holders of Notes exceeds the income from the portfolio securities.  Because income from the Fund’s entire investment portfolio would be available to pay distributions on Preferred Shares and interest on Notes, however, dividend rates on Preferred Stock and interest rates on Notes would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on Preferred Stock and interest on Notes would be jeopardized.  If long-term interest rates rise, this could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for Preferred Stock and Notes.

Rating Agency and Asset Coverage Risk.  A rating agency could downgrade any Preferred Stock or Notes issued by the Fund, which would increase their dividend rate or interest rate.  The value of the Fund’s investment portfolio may decline, reducing the asset coverage for Preferred Stock and Notes.  The Fund may be forced to redeem Preferred Stock or prepay Notes to meet regulatory or rating agency requirements or may voluntarily redeem Preferred Stock or prepay Notes.

In addition to these risks, certain general risks of investing in the Fund, as described in this section, may under certain circumstances limit the Fund’s ability to pay dividends, pay interest or meet its asset coverage requirements on any outstanding Preferred Stock and Notes.

Convertible Security Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock.  As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company’s common stockholders.  Consequently, an issuer’s convertible securities generally entail less risk than its common stock.  However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Direct Debt Instruments Risk

Direct debt includes interests in bank loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The direct debt in which a Fund may invest may be rated below investment grade by S&P or Moody's (BB or lower by S&P or Ba or lower by Moody's) or, if unrated by either of those entities, considered by the Manager to be of comparable quality. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.  Consequently, the value of direct debt instruments held by a Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment.

Corporate Loans Risk.  The secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risks relating to liquidity and pricing.  By purchasing a participation interest (which represent interests in loans made by a third party), the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Unlike a direct interest in a loan, ownership of a participation interest typically gives the Fund a contractual relationship only with the lender, and not with the borrower. In such cases, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender that sold the participation and only if such lender receives payment from the borrower. In addition, the Fund may not be able to exercise any remedies that the lender would have under the corporate loan if the Fund buys a participation interest. Participation interests are designed to give corporate loan investors preferential treatment over investors in an issuer’s high yield debt securities in the event the credit quality of the issuer deteriorates. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full.

Bank Loans Risk. Bank loans are generally subject to legal or contractual restrictions on resale.  Bank loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for bank loan interests and it may be difficult for a Fund to value bank loans.  Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

Asset-Backed Securities Risk

The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk (the risk that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities) and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor) to a greater degree than many other fixed income securities. Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements, and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying high-yield security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as illiquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by to holders of Preferred Stock on distributions made to them. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Interest Rate Transactions Risk

If the Fund enters into interest rate hedging transactions, a decline in interest rates may result in a decline in the net amount receivable (or increase the net amount payable) by the Fund under the hedging transaction, which could result in a decline in the Fund’s net assets.

Risks of Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations

Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments.  This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis.  However, when interest rates rise, their value falls more dramatically.  Other discount obligations and pay-in-kind securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.  Because federal tax law requires that accrued original issue discount and “interest” on pay-in-kind securities be included currently in the Fund’s income, the Fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.

Inflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquidity Risk

The Fund may invest in securities that are illiquid at the time of investment, which means a security that cannot be sold within seven days at a price that approximates the price at which the Fund is carrying it. The prices of illiquid securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund’s net asset value. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities traded on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities and may be prohibited from disposing of such illiquid securities for specified periods of time. Restricted securities may sell at prices that are lower than, and may entail registration expenses and other costs that are higher than those for, similar securities that are not subject to restrictions on resale. Similar risks are associated with certain derivatives in which the Fund may invest.

Foreign Securities Risk

The prices of foreign securities may be affected by factors not present with securities traded in U.S. markets, including currency exchange rates, foreign political, social, diplomatic and economic conditions, less stringent regulation of issuers, securities markets and market participants and higher volatility.  Withholding and other non-U.S. taxes may also decrease the Fund’s return. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. To help control this risk, the Fund will invest in foreign issuers located only in industrialized countries.

Equity Securities Risk

Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. The values and prices of equity securities may fluctuate substantially, often based on factors unrelated to the value of the issuer of the securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns.

Portfolio Turnover

Due to the limited duration of the Fund’s debt security investments, the Fund may have a high portfolio turnover rate.  The Fund may engage in active and frequent trading when considered appropriate by the Manager, which may result in increased transaction costs and realized capital gains.  A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses that are borne by the Fund, which would reduce the amount of income available for distributions or interest payments.

Terrorism Risks

Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, the continuing presence in Iraq and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.  High yield debt securities tend to be more volatile than investment grade debt securities. Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities in the Fund’s portfolio than on investment grade debt securities.

Recent Market Conditions

Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Government Intervention in Financial Markets

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. The Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions

The Fund’s Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. If the Fund were converted to open-end status, the Fund would have to redeem Preferred Stock and prepay Notes.  By resolution of the Boards, NOX and New NHS have opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act.  In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by stockholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or by directors who are employees of the corporation).  In general, the Maryland Business Combination Act prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder.  See Appendix D for additional information.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

The following is a summary of material terms and conditions of the Agreement. This summary is qualified in its entirety by reference to the form of the Agreement attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement, NHS will transfer its assets to New NHS on the Closing Date in exchange solely for New NHS Stock and New NHS’s assumption of NHS’s liabilities.  Thereafter, NOX will transfer its assets to New NHS in exchange solely for New NHS Stock and New NHS’s assumption of NOX’s liabilities. NHS will then dissolve under (a) de-register with the SEC[, (b)] [de-list from the NYSE and (c)] Delaware statutory trust law and NOX will (a) de-register with the SEC, (b) de-list from the NYSE Amex and (c) dissolve under Maryland corporate law.

NHS Common Shareholders and NOX Common Stockholders each would receive newly issued New NHS Common Stock, the aggregate net asset value of which would equal the aggregate net asset value of NHS Common Shares and NOX Common Stock they held immediately prior to the Reorganization.  NHS Common Stockholders will receive the same number of NHS Common Shares as they held immediately prior to the Reorganization. NOX Common Stockholders would receive a different number of shares that would be based on the relative net asset value of NOX and New NHS but generally would not include fractional shares of New NHS Common Stock.  Instead, New NHS would pay cash to each former NOX Common Stockholder in an amount equal to the value of the fractional shares of New NHS Common Stock that stockholder would otherwise have received in the Merger or New NHS’s transfer agent would aggregate all the fractional shares (other than the fractional share the agent for NOX’s Distribution Reinvestment Plan would be entitled to receive), sell them on the NYSE Amex, and distribute the cash proceeds thereof (net of transaction costs) to those stockholders (other than that agent) in proportion to the fractional shares they otherwise would have been entitled to receive.  Although New NHS Common Stock received in the Reorganization would have the same total net asset value as NHS Common Shares and NOX Common Stock held immediately before the Reorganization (disregarding fractional shares for NOX Common Stockholders), their stock price on the [NYSE Amex][NYSE] may be greater or less than that of New NHS Common Stock, based on current market prices persisting at the time of the Reorganization.

In addition, if the Agreement is approved and the Reorganization occurs, NHS Preferred Shareholders and NOX Preferred Stockholders would receive newly issued shares of New NHS Preferred Stock.  New NHS Preferred Stock will have substantially the same rights, preferences, and distribution payment periods as NHS Preferred Shares and NOX Preferred Stock, except that New NHS Preferred Stock will only be entitled to one vote per share, unlike NHS Preferred Shares, which are entitled to one vote for each dollar of liquidation preference.  The aggregate liquidation preference and number of shares of New NHS Preferred Stock received in the Reorganization will equal the aggregate liquidation preference and number of shares of NHS Preferred Shares and NOX Preferred Stock held by a Preferred Stockholder immediately prior to the Reorganization.

New NHS will also issue New NHS Notes in the same principal amounts as, and having terms substantially similar to, NHS Notes and NOX Notes.  New NHS Notes will be distributed to each holder of NHS Notes and NOX Notes in exchange for NHS Notes and NOX Notes held by such holder.  The principal amount of New NHS Notes received by holders of NHS Notes and NOX Notes will equal the principal amount of NHS Notes and NOX Notes held such holder immediately prior to the Reorganization.

If NOX Stockholders do not approve the Agreement but NHS Shareholders do approve the Agreement, the Conversion will still take place.  NHS Common Shareholders would receive newly issued New NHS Common Stock, the aggregate net asset value of which would equal the aggregate net asset value of NHS Common Shares they held immediately prior to the Conversion, NHS Preferred Shareholders would receive newly issued New NHS Preferred Stock and holder of NHS Notes would receive newly issued New NHS Notes.  New NHS Preferred Stock will have the same rights, preferences, and distribution payment periods as NHS Preferred Shares, except that New NHS Preferred Stock will only be entitled to one vote per share unlike NHS Preferred Shares which are entitled to one vote for each dollar of liquidation preference.  New NHS Notes will have terms substantially similar to NHS Notes.

No sales charge or fee of any kind will be charged to NHS Shareholders or NOX Stockholders in connection with their receipt of shares of New NHS Stock in the Reorganization.

NHS Shareholders and NOX Stockholders are not entitled to demand the fair value of their shares on a reorganization; therefore, NHS Shareholders and NOX Stockholders will be bound by the terms of the Agreement, if it is approved. However, any NHS Common Shareholder or NOX Common Stockholder may sell his or her Common Stock on the NYSE or NYSE Amex, as applicable, at any time prior to the Reorganization.

The Agreement may be terminated and the Reorganization abandoned, whether before or after approval by NHS Shareholders or NOX Stockholders, at any time prior to the Closing Date, (1) by any Fund (a) in the event of the another Fund’s material breach of any representation, warranty or covenant contained in the Agreement to be performed on or before the Closing Date, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met or (c) if the Closing has not occurred during before the [last calendar quarter of 2010], or another date as to which the Funds agree, or (2) by the Funds’ mutual agreement.

If the dividends and/or other distributions NOX previously paid for its current taxable year do not equal or exceed the sum of its (1) “investment company taxable income,” computed without regard to any deduction for dividends paid, plus (2) “net capital gain,” after reduction by any capital loss carryover, for that year through the Closing Date, then on or immediately before that date NOX will declare and pay (a) to the holders of NOX Preferred Stock all accumulated due and unpaid dividends and (b) to the holders of NOX Common Stock one or more distributions in an amount large enough so that, together with those previous distributions and the dividends described in (a), it will have distributed substantially all (and in any event not less than 98%) of that sum.

The Agreement provides that any Fund may waive compliance with any of the terms or conditions made therein for its benefit -- other than the requirements that (a) certain securities law requirements be satisfied and (b) the Fund receive the opinion of K&L Gates LLP (“Counsel”) that the Conversion or the Merger, as applicable, will constitute a tax-free reorganization for federal income tax purposes -- if, in the judgment of that Fund’s Board, such waiver will not have a material adverse effect on its stockholders’ interests.

Each of NHS and NOX will pay $200,000 of the first $400,000 of the costs of the Reorganization.  Such expenses include all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees, [NYSE Amex][NYSE] listing fees and related legal and accounting fees.  NB Management will pay any expenses above $400,000 that are incurred in connection with the Reorganization.

With respect to NHS, approval of the Agreement will require the affirmative vote of a majority of the outstanding NHS Shares, voting together as a single class, and the outstanding NHS Preferred Shares, voting separately.  With respect to NOX, approval of the Agreement will require the affirmative vote of a majority of the outstanding NOX Shares, voting together as a single class.  See “Voting Information” below.

Reasons for the Reorganization and Board Considerations

The proposed Reorganization was presented simultaneously to the Board of each Fund for consideration and was approved by both Boards in February 2010.  In considering the proposal, the Boards did not identify any single factor or piece of information as all-important or controlling. Following extensive discussions, based on its evaluation of all factors material to the Funds participating in the Reorganization, including those described below, the Board of each Fund, including all of its Independent Directors, determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing stockholders of its Fund will not be diluted as a result of its effecting the Reorganization. The same individuals serve on the Boards of all Funds.

In recommending the Reorganization, each Fund’s Board, with the advice of counsel to its Independent Directors, considered a number of factors, including the following:

•	the benefits to the Funds and their stockholders that are expected to be derived from the Reorganization;

•	the fact that the Funds have the same investment objective and substantially similar principal investment strategies, policies and risks;

•	the expense ratios of the Funds and information as to specific fees and expenses of the Funds, including fee waivers relating to management fees;

•	the fact that the Reorganization will not dilute the interests of current stockholders of any Fund;

•
the federal tax consequences of the Reorganization to NHS and NOX and their respective stockholders, including that the Reorganization has been structured to qualify as a tax-free reorganization for federal income tax purposes;

•
the potential for greater economies of scale and lower expenses per share of Common Stock resulting from a larger asset base over which to spread certain fixed costs and the elimination of certain duplicative costs such as audit costs;

•	the potential for enhanced liquidity in the market due to the larger number of outstanding New NHS Common Stock following the Reorganization;

•
the potential for portfolio management efficiencies due to New NHS’s greater asset size, which may allow it, relative to NHS and NOX, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings;

•
the benefits of New NHS obtaining assets without incurring the commission expenses and generally greater other expenses associated with offering new shares of stock.  In addition, the benefits of New NHS obtaining portfolio securities without the commensurate brokerage costs, dealer spreads or other trading expenses and obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities; and

In considering the proposed Reorganization, the Boards were aware of the benefits that may be derived by NB Management and its affiliates as a result of the Reorganization as well as from various relationships with the Funds, including the potential for increased profitability of NB Management and its affiliates as a result of the potential decline in operational expenses for administrative, compliance and portfolio management services as a result of the Funds reorganizing into one.

Federal Income Tax Consequences of the Reorganization

The following is a brief summary of the material federal income tax consequences of the Reorganization applicable to an NHS Shareholder and NOX Stockholder who receives New NHS Stock in the Reorganization. This discussion is based on the Internal Revenue Code of 1986, as amended (“Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold NHS Shares and/or NOX Stock as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular NHS Shareholder or NOX Stockholder or to NHS Shareholders or NOX Stockholders who are subject to special treatment under the Code.

If a partnership (or other entity classified as a partnership for federal tax purposes) holds NHS Shares or NOX Stock, the tax treatment of a partner in the partnership generally will depend on the partner’s status and the partnership’s activities. Partnerships and their partners should consult their tax advisers about the tax consequences of the Reorganization to them.

This discussion does not address the tax consequences of the Reorganization under state, local or foreign tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

NHS Shareholders and NOX Stockholders are urged to consult with their own tax advisers as to the tax consequences of the Reorganization in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

Tax Consequences of the Reorganization Generally

Conditioned on the Conversion’s being completed according to the terms of the Agreement (without the waiver or modification of any terms or conditions thereofand without taking into account any amendment thereof that Counsel has not approved) and based on certain facts, factual representations and assumptions, all of which must continue to be true and accurate in all material respects as of the Closing Date, Counsel’s opinion will be substantially to the effect that, for federal income tax purposes:

(a)
New NHS’s acquisition of NHS’s assets (each, an “NHS Asset”) in exchange solely for New NHS Stock and its assumption of NHS’s liabilities, followed by NHS’s distribution of that New NHS Stock pro rata to NHS Shareholders actually or constructively in exchange for their NHS Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each of NHS and New NHS will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)
NHS will recognize no gain or loss on the transfer of its assets to New NHS in exchange solely for New NHS Stock and New NHS’s assumption of its liabilities or on the subsequent distribution of that New NHS Stock to NHS Shareholders in exchange for their NHS Shares;

(c)	New NHS will recognize no gain or loss on its receipt of the NHS Assets in exchange solely for New NHS Stock and its assumption of NHS’s liabilities;

(d)
New NHS’s basis in each NHS Asset will be the same as NHS’s basis therein immediately before the Conversion, and New NHS’s holding period for each NHS Asset will include NHS’s holding period therefor (except where New NHS’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)	An NHS Shareholder will recognize no gain or loss on the exchange of all its NHS Shares solely for New NHS Stock pursuant to the Conversion;

(f)
An NHS Shareholder’s aggregate basis in the New NHS Stock it receives in the Conversion will be the same as the aggregate basis in its NHS Shares it actually or constructively surrenders in exchange for that New NHS Stock, and its holding period for that New NHS Stock will include, in each instance, its holding period for those NHS Shares, provided the NHS Shareholder holds those shares as capital assets on the Closing Date;

(g)
A holder of an NHS Note (or Notes) will recognize no gain or loss on the exchange thereof solely for a New NHS Note (or Notes) of equal principal amount having substantially similar terms pursuant to the Conversion; and

(h)
For purposes of section 381 of the Code, New NHS will be treated just as NHS would have been treated if there had been no Conversion.  Accordingly, the Conversion will not result in the termination of NHS’s taxable year, NHS’s tax attributes enumerated in section 381(c) of the Code will be taken into account by New NHS as if there had been no Conversion, and the part of NHS’s taxable year before the Conversion will be included in New NHS’s taxable year after the Conversion.

Notwithstanding subparagraphs (b) and (d), the opinion may state that no opinion is expressed as to the effect of the Conversion on NHS, New NHS or any NHS Shareholder with respect to any NHS Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Conditioned on the Merger’s being completed according to the terms of the Agreement (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved) and based on certain facts, factual representations and assumptions, all of which must continue to be true and accurate in all material respects as of the Closing Date, Counsel’s opinion will be substantially to the effect that, for federal income tax purposes:

(a)
New NHS’s acquisition of NOX’s assets (each, an “NOX Asset”) in exchange solely for New NHS Stock (and cash in lieu of fractional shares of NOX Common Stock, if applicable) and its assumption of NOX’s liabilities, followed by NOX’s distribution of that New NHS Stock pro rata to NOX Stockholders (and the distribution of any such cash to NOX Stockholders entitled thereto) actually or constructively in exchange for their NOX Stock, will qualify as a “reorganization” (as defined in section 368(a)(1)(C) of the Code), and each of NOX and New NHS will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)
NOX will recognize no gain or loss on the transfer of its assets to New NHS in exchange solely for New NHS Stock (and cash, if applicable) and New NHS’s assumption of its liabilities or on the subsequent distribution of that New NHS Stock (and cash, if applicable) to NOX Stockholders in exchange for their NOX Stock;

(c)	New NHS will recognize no gain or loss on its receipt of the NOX Assets in exchange solely for New NHS Stock (and cash, if applicable) and its assumption of NOX’s liabilities;

(d)
New NHS’s basis in each NOX Asset will be the same as NOX’s basis therein immediately before the Merger, and New NHS’s holding period for each NOX Asset will include NOX’s holding period therefor (except where New NHS’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)
An NOX Stockholder will recognize no gain or loss on the exchange of all its NOX Stock solely for New NHS Stock pursuant to the Merger, except to the extent the NOX Stockholder receives cash in lieu of fractional New NHS Common Stock in the Merger;

(f)
An NOX Stockholder’s aggregate basis in the New NHS Stock it receives in the Merger will be the same as the aggregate basis in its NOX Stock it actually or constructively surrenders in exchange for those New NHS Stock less the basis in any fractional NOX Common Stock for which the NOX Stockholder receives cash pursuant to the Merger, and its holding period for those New NHS Stock will include, in each instance, its holding period for those NOX Stock, provided the NOX Stockholder holds those NOX Stock as a capital asset on the Closing Date; and

(g)
A holder of an NOX Note (or Notes) will recognize no gain or loss on the exchange thereof solely for an New NHS Note (or Notes) of equal principal amount having substantially similar terms pursuant to the Merger.

Notwithstanding subparagraphs (b) and (d), the opinion may state that no opinion is expressed as to the effect of the Merger on NOX, New NHS or any NOX Stockholder with respect to any NOX Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Other Tax Considerations

While the Funds are not aware of any adverse state or local tax consequences of the Reorganization, the Funds have not requested any ruling or opinion with respect to any such consequences, and each Fund’s stockholders should consult their own tax advisers with respect to those matters.

If the dividends and/or other distributions NOX previously paid for its current taxable year do not equal or exceed the sum of its (1) “investment company taxable income,” computed without regard to any deduction for dividends paid, plus (2) “net capital gain,” after reduction by any capital loss carryover, for that year through the Closing Date, then on or immediately before that date NOX will declare and pay (a) to the holders of NOX Preferred Stock all accumulated due and unpaid dividends and (b) to the holders of NOX Common Stock one or more distributions in an amount large enough so that, together with those previous distributions and the dividends described in (a), it will have distributed substantially all (and in any event not less than 98%) of that sum. On or immediately before the Closing Date, NOX also will pay to the holders of its Notes all accumulated unpaid interest.

The Board of each Fund, including its Independent Directors, unanimously recommends approval of the Agreement.  Any signed and dated proxy cards without instructions to the contrary will be voted FOR the Agreement.

COMPARISON OF INVESTMENT OBJECTIVE AND STRATEGIES

The Funds have the same investment objective and substantially similar principal investment policies, invest in substantially similar markets and present substantially similar general risks. There are no significant differences between the investment objective and principal investment policies of the Funds. However, New NHS has more flexibility than NHS or NOX with respect to certain of its investment policies, which permit New NHS greater flexibility in portfolio management.  For example, New NHS will not have a limit on its investment in illiquid securities and may invest a greater percentage of its assets in foreign securities and securities that are rated Caa/CCC or lower by a rating agency or unrated securities determined by the Manager to be of comparable quality.

Except as noted, below is a discussion of New NHS’s investment objective and strategies (to which the word “Fund” refers in this section).  Please refer to Appendix C for a more complete discussion of New NHS’s investment strategies, parameters of its portfolio, investment approach and use of interest rate transactions.  In this section and Appendix C, the term “Manager” refers to NB Management or NBFI, as appropriate.

The investment objectives and, unless otherwise specified, the investment policies and limitations of New NHS and NOX are not fundamental. NHS’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined by the 1940 Act) of NHS; however, unless otherwise specified, the investment policies and limitations of NHS are not fundamental.  Any investment objective, policy or limitation that is not fundamental may be changed by the Board without stockholder approval.  See the SAI for additional fundamental and non-fundamental policies of each Fund.

Prior to February 2010, NOX’s investment objective and investment policies and strategies were different since it invested at least 80% of its total assets in a combination of (1) high-yield corporate debt securities rated, at the time of investment, below investment grade, or determined by the Manager to be of comparable quality, and (2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by real estate companies (including real estate investment trusts).

Investment Objective and Strategies

The Fund’s investment objective is to seek high total return (income plus capital appreciation).  Under normal market conditions, the Fund invests at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers. High yield debt securities include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund’s investment manager.  To the extent not invested in high yield debt securities, the Fund may invest a portion of its assets (normally, not more than 20% of its total assets ) in other securities and financial instruments, including investment grade debt securities, equity securities and derivatives.

The Fund invests primarily in securities of U.S. issuers, but may also invest in securities of foreign issuers. Up to 25% of the Fund’s total assets (20% for NHS and NOX) may be invested in securities of foreign issuers traded outside of the U.S. (In addition, NHS and NOX each may invest up to 20% of its total assets in restricted securities and other illiquid investments. These securities and investments may be subject to legal or other restrictions on resale and lack a liquid secondary market.) Liquid securities purchased by a Fund may subsequently become illiquid.

In addition to the issuance of the Preferred Stock and Notes, the Fund may issue additional preferred stock or notes, borrow money or use a variety of additional strategies to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.

Securities purchased by the Fund may have fixed or variable principal payments and various types of interest rate and dividend payment and reset terms, including fixed rate, variable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

High Yield Debt Securities. High yield debt securities are rated below investment grade by a rating agency (for example, Ba or lower by Moodys Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)), or are unrated debt securities determined to be of comparable quality by the Manager at the time of purchase. Debt securities rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are potentially less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. If rating agencies assign different ratings to the same security, the Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the highest of the several assigned ratings.

Although the Fund may invest in debt securities having a broad range of maturities, the average portfolio maturity of the Fund is initially expected to be within the intermediate range (2 to 7 years) and will vary over time, based on the judgment of the Manager.

Direct Debt Instruments. Direct debt includes interests in bank loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments. The direct debt instruments in which the Fund may invest may be rated below investment grade or, if unrated by either of those entities, considered by the Manager to be of comparable quality. Direct debt determined to be below investment grade will be included in the Fund’s calculation of its 80% investment in high yield debt securities. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates.

Corporate Loans. Corporate loans, which are a type of direct debt instrument, include various types of direct obligations of corporate borrowers and loan participations. Corporate loans in which the Fund may invest will primarily consist of direct obligations of borrowers. The Fund may invest in corporate loans at origination as a co-lender or may acquire loans in the secondary market by purchasing participations in, assignments of or novations of corporate loans.

Bank Loans. Bank loans, which are a type of a direct debt instrument, are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The bank loans in which the Fund invests may be structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Asset-Backed Securities. The Fund may invest in asset-backed securities, including mortgage-backed securities.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, depositary receipts, warrants and rights.

Convertible Securities. The Fund may invest in bonds and preferred stocks that are convertible into equity securities.

Preferred Stocks. The Fund may invest in preferred stocks.

Structured Securities. The Fund may invest in structured securities.

Derivatives. The Fund may invest in derivatives. The Fund may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, foreign currencies and securities indices. It may also purchase and sell financial futures contracts (and options thereon) and enter into various other types of transactions in derivatives, such as swaps, caps, floors and collars. These transactions may include the use of interest rate swaps (to hedge against adverse changes in interest rates affecting securities held by the Fund, dividends payable on any preferred stock issued by the Fund or interest payable on the Fund’s borrowings) and credit default swaps. Although the Fund will not use derivatives as a primary investment technique, it may use derivatives for a variety of purposes, including: (1) as a hedge against adverse changes in securities prices, interest rates or foreign currency exchange rates; and (2) as a substitute for purchasing or selling securities.

Other Policies. The Fund may for cash management purposes or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, in high-quality, short-term money market instruments, including shares of money market funds that are managed by NB Management (“Affiliated Money Market Funds”), or in high-quality debt securities.

The Fund’s investments are subject to diversification, liquidity and related guidelines that may be established in connection with the Fund’s efforts to maintain ratings of AAA from S&P for Preferred Stock and Notes.

In connection with the Fund’s use, or expected use, of leverage through the issuance of Preferred Stock and Notes, the Fund may seek to hedge the interest rate risks associated with leverage through interest rate swaps, caps or other derivative transactions. These transactions involve investment techniques and risks different from those associated with portfolio transactions in securities of high yield debt securities. There is no assurance that any interest rate hedging transactions, if undertaken, will be successful, and such transactions may adversely affect the Fund’s achievement of its investment objective.

The Fund is not intended to be a complete investment program, and there is no assurance that the Fund will achieve its objective.

PORTFOLIO SECURITIES

Because NHS and NOX have the same investment objective and substantially similar principal investment policies, management does not expect to dispose of a material amount of portfolio securities of either Fund in connection with the Reorganization.

No securities of NHS or NOX need to be sold in order for New NHS to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Directors of each Fund are the same.  The Board of each Fund is broadly responsible for the management of each Fund, including general supervision of the duties performed by NB Management, NBFI and NB LLC, as applicable. The names and business addresses of the Directors and officers of each Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Funds” in the SAI.

Investment Manager

NB Management serves as the investment manager of each Fund.  Subject to the general supervision of the Boards of Directors of each Fund, NB Management is responsible for managing the investment activities of each Fund and each Fund’s business affairs and other administrative matters. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

Continuing an asset management history that began in 1939, NB Management provides investment management and advisory services to several investment company clients and other institutional investors, as well as to individuals. As of March 31, 2010, Neuberger Berman and its affiliates had approximately $[___] billion in assets under management.

NB Management has retained NBFI to serve as sub-adviser to each Fund. NB Management has also retained NB LLC to serve as an additional sub-adviser to NOX. See “Sub-Adviser” below. NB Management, NBFI and NB LLC are wholly-owned subsidiaries of Neuberger Berman Group LLC, a holding company that is majority owned by employees, located at 605 Third Avenue, New York, New York 10158-0180.

Ann H. Benjamin and Thomas P. O’Reilly serve as portfolio managers for each Fund.  Ann H. Benjamin is a Managing Director of NB Management, NB LLC and NBFI. She has been part of NHS’s and NOX’s management team since 2005. Ms. Benjamin also manages high yield portfolios for NBIF and its predecessor, an affiliate of NB LLC. She has managed money for NBFI since 1997. Thomas P. O’Reilly is a Managing Director of NB Management, NB LLC and NBFI. He has been part of NHS’s and NOX’s management team since 2005. Mr. O’Reilly also manages high yield portfolios for NBFI and its predecessor, an affiliate of NB LLC. He has managed money for NBFI since 1997.

Please see the SAI for additional information about the each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of stock of each Fund.

Sub-Adviser

NB Management has retained NBFI, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, to serve as NHS’s and New NHS’s sub-adviser, responsible for day-to-day management of each Fund.  NB Management has retained NBFI and NB LLC, 605 Third Avenue, New York, New York 10158-3698, to serve as NOX’s sub-adviser, responsible for providing investment recommendations and research.

For NHS, NB Management (and not NHS) pays for the services rendered by NBFI by paying NBFI a monthly sub-advisory fee calculated at the following annual percentage rates of NHS’s average daily Managed Assets: 0.55% on the Fund’s first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Assets that are in excess of $100 million.  For New NHS, NB Management (and not New NHS) will pay for the services rendered by NBFI by paying NBFI a sub-advisory fee payable on a monthly basis at the annual rate of 0.15% of New NHS’s average daily Managed Assets.  For NOX, NB Management (and not NOX) pays for the services rendered by NBFI and NB LLC based on the direct and indirect costs to NBIF and NB LLC in connection with those services. NBFI and NB LLC also serve as sub-advisers for many of the open-end management investment companies and the closed-end management investment companies managed by NB Management. NBFI, NB LLC and NB Management employ experienced professionals that work in a competitive environment.

Management Agreement

Pursuant to a management agreement between NB Management and each Fund (the “Management Agreement”), each Fund has agreed to pay NB Management a management fee payable on a monthly basis at the annual rate of 0.60% of the Fund’s average daily Managed Assets for the services and facilities it provides. The liquidation preference of Preferred Stock is not considered a liability or permanent equity. NHS and New NHS also pay, or will pay, NB Management a fee payable on a monthly basis at the annual rate of 0.05% of the respective Fund’s average daily Managed Assets for services provided under an administration agreement. NOX pays NB Management a fee payable on a monthly basis at the annual rate of 0.25% of the Fund’s average daily Managed Assets for services provided under an administration agreement.

A discussion regarding the basis for the approval of the management and sub-advisory agreements by the Boards is available in NHS’s and NOX’s annual report to stockholders dated December 31, 2009 and October 31, 2009, respectively.

In addition to the fees of NB Management, each Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with NB Management), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred stock, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from NOX in the amounts, and for the time periods, set forth below.

NOX
Fiscal Period Ending October 31,	Percentage Waived of the Fund’s average daily Managed Assets
2010	0.13%
2011	0.07%

NB Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.  In addition to this contractual waiver, NB Management also has voluntarily agreed to extend for one year the contractual fee waivers currently in place for NOX so that it will waive a portion of the management fees it is entitled to receive from NOX in the amounts, and for the time periods, set forth below.

NOX
Fiscal Period Ending October 31,	Percentage Waived of the Fund’s average daily Managed Assets
2010	0.19%
2011	0.13%
2012	0.07%

For NHS, NB Management has voluntarily agreed to waive a portion of the management fee it is entitled to receive from NHS at a rate of 0.05% of average daily Managed Assets.  For New NHS, NB Management has voluntarily agreed to waive a portion of the management fee it is entitled to receive from New NHS at a rate of 0.05% of average daily managed assets. This voluntary waiver is expected to remain in effect until July 1, 2012, but may be changed or terminated by NB Management at any time.  If only the Conversion occurs, New NHS will adopt the same voluntary fee waiver currently adopted by NHS and NOX will continue with the same fee waivers.

Because the fees received by NB Management are based on the Managed Assets of each Fund (including assets attributable to any outstanding preferred stock, notes or the aggregate principal amount of any borrowings), NB Management has a financial incentive for each Fund to utilize leverage, which may create a conflict of interest between NB Management and the holders of each Fund’s Common Stock.  Because holders of Preferred Stock or Notes receive a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any leverage, are paid only by the Common Stockholders, and not by holders of Preferred Stock or Notes.

ADDITIONAL INFORMATION ABOUT THE FUNDS

NB Management has a financial interest in the Reorganization because its respective fees under agreements with New NHS generally increase as the amount of the assets of New NHS increase, and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of NHS’s and NOX’s assets, which were subject to a higher fee waiver).

Further information about NHS and NOX are included in their annual report for the fiscal year ended December 31, 2009 and October 31, 2009, respectively.  Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by calling 877-461-1899 or by writing either Fund at 605 Third Avenue, New York, New York 10158-0180.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549 and at the Northeast Regional Office at 3 World Financial Center, Room 4300, New York, New York, 10281. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.  Reports, proxy statements and other information concerning NHS also may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.  Reports, proxy statements and other information concerning NOX also may be inspected at the offices of the NYSE Amex, 86 Trinity Place, New York, New York 10006.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each of NHS and NOX since inception.  Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and other distributions. The information in the following tables has been derived from NHS’s and NOX’s financial statements, which have been audited by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, whose reports, along with NHS’s and NOX’s financial statements, are included in NHS’s and NOX’s annual reports (available upon request).

Financial Highlights for NHS

	Year Ended December 31,
	2009		2008		2007^^	2006	2005
Net Asset Value, Beginning of Year (Common Shares)	$7.42		$13.23		$15.05	$14.51	$15.58
Net Investment Income¢	1.43		1.52		1.67	1.65	1.71
Net Realized and Unrealized Gain (Loss) on Investments	4.97		(5.74)		(1.34)	0.61	(0.94)
Dividends to Preferred Shareholders From:
Net Investment Income¢	(0.04)		(0.27)		(0.40)	(0.37)	(0.24)
Net Realized Gains¢	—		—		(0.01)	—	—
Total Dividends to Preferred Shareholders	(0.04)		(0.27)		(0.41)	(0.37)	(0.24)
Total From Investment Operations Applicable to Common Shareholders	6.36		(4.49)		(0.08)	1.89	0.53
Less Distributions to Common Shareholders From:
Net Investment Income	(1.26)		(1.22)		(1.69)	(1.35)	(1.58)
Net Realized Gains	—		—		(0.05)	—	(0.02)
Tax Return of Capital	—		(0.10)		—	—	(0.00	)***
Total Distributions to Common Shareholders	(1.26)		(1.32)		(1.74)	(1.35)	(1.60)
Accretive Effect of Tender Offers	0.02		—		—	—	—
Net Asset Value, End of Year (Common Shares)	$12.54		$7.42		$13.23	$15.05	$14.51
Market Value—End of Year (Common Shares)	$11.95		$6.38		$11.82	$15.18	$15.61
Total Return on Net Asset Value (Common Shares) (%)†	92.44		(35.32)		(0.13)	13.91	3.63
Total Return on Market Value (Common Shares) (%)†	113.27		(37.75)		(11.54)	6.79	5.40
Ratios/Supplemental Data††
Ratios are calculated using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses (%)#	2.60	Ø	1.80	Ø	1.44	1.49	1.53
Ratio of Net Expenses (%)	2.60	§Ø	1.80	§Ø	1.44 §	1.49	1.53
Ratio of Net Investment Income (%)	14.30		13.43		11.33	11.29	11.44
Portfolio Turnover Rate (%)	159		122		129	111	96
Net Assets Applicable to Common Shares, End of Year (000)	$138,293		$90,907		$162,091	$184,389	$177,659
Perpetual Preferred Shares¢¢
Preferred Shares Outstanding, End of Year (000)¢¢	$12,300		$12,300		$90,000	$90,000	$90,000
Asset Coverage Per Share@	$306,086		$209,943		$70,107	$76,284	$74,400
Involuntary Liquidation Preference and Approximate Market Value Per Share	$25,000		$25,000		$25,000	$25,000	$25,000
Notes Payable
Notes Payable Outstanding, End of Year (000)	$45,900		$45,900		$—	$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$4,281		$3,250		$—	$—	$—

 †  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized net expenses to average daily net assets would have been:

Year Ended December 31,
2009	2008	2007
2.65%	1.65%	1.44%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008)) from the Fund's total assets and dividing by the number of PPS/MMP outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008) and the Notes payable) from the Fund's total assets and dividing by the outstanding notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to PPS (MMP prior to November 13, 2008) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

***  Rounds to less than $0.01.

^^  Effective February 28, 2007, Management became the Fund's investment adviser.

¢¢  From October 22, 2003, to November 13, 2008, the Fund had 3,600 Money Market Cumulative Preferred Shares outstanding; since November 13, 2008, the Fund has 492 PPS outstanding (See Note A-8 to Financial Statements).

Ø  Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholders was:

Year Ended December 31,
2009	2008
1.05%	0.16%

Financial Highlights for NOX

	Year Ended October 31,
	2009	2008	2007	2006	2005
Common Share Net Asset Value, Beginning of Year	$4.69	$15.26	$18.82	$16.37	$16.69
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.58	1.43	1.38	1.24	1.07
Net Gains or Losses on Securities (both realized and unrealized)	1.93	(9.36)	(2.29)	2.86	.57

Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.04)		(.17)	(.21)	(.28)	(.13)
Net Capital Gains¢	—		(.10)	(.16)	(.05)	(.07)
Tax Return of Capital¢	—		—	—	—	(.01)
Total Distributions to Preferred Shareholders	(.04)		(.27)	(.37)	(.33)	(.21)
Total From Investment Operations Applicable to Common Shareholders	2.47		(8.20)	(1.28)	3.77	1.43
Less Distributions to Common Shareholders From:
Net Investment Income	(.57)		(1.24)	(1.30)	(1.11)	(1.03)
Net Capital Gains	—		(.85)	(.98)	(.21)	(.61)
Tax Return of Capital	(.14)		(.28)	—	—	(.11)
Total Distributions to Common Shareholders	(.71)		(2.37)	(2.28)	(1.32)	(1.75)
Accretive Effect of Tender Offer	.03		—	—	—	—
Common Share Net Asset Value, End of Year	$6.48		$4.69	$15.26	$18.82	$16.37
Common Share Market Value, End of Year	$5.85		$4.40	$13.49	$17.22	$14.23
Total Return, Common Share Net Asset Value†	65.55%		(61.28)%	(7.32)%	25.13%	10.33%
Total Return, Common Share Market Value†	59.31%		(58.91)%	(10.46)%	31.71%	6.22%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$93.1		$83.2	$270.7	$333.5	$290.0
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)¢¢	$14.9		$31.4	$125.5	$125.5	$125.5
Ratios are calculated using Average Net Assets Applicable to Common Shareholders Ratio of Gross Expenses#	3.87	%Ø	1.37%	1.11%	1.11%	1.13%
Ratio of Net Expenses‡	3.87	%Ø	1.36%	1.10%	1.10%	1.13%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	12.25%		12.94%	7.94%	7.18%	6.49%
Portfolio Turnover Rate	124%		79%	76%	61%	49%
Asset Coverage Per Preferred Share, End of Year@	$181,491		$91,277	$78,931	$91,462	$82,794
Notes Payable (in millions)	$37		$19	$—	$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$3,942		$7,029	$—	$—	$—

 †  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#  The Fund is required to calculate an operating expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net operating expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,
2009	2008	2007	2006	2005
4.19%	1.77%	1.45%	1.45%	1.48%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Preferred Shares prior to November 12, 2008)) from the Fund's total assets and dividing by the number of PPS/Preferred Shares outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Preferred Shares prior to November 12, 2008) and the Notes payable) from the Fund's total assets and dividing by the outstanding notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to Private Securities (Preferred Shares prior to November 12, 2008) outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

¢¢  From September 26, 2003 to October 27, 2008, the Fund had 2,510 Preferred Shares Series A outstanding; and from September 26, 2003 to November 12, 2008, the Fund had 2,510 Preferred Shares Series B outstanding; since November 12, 2008, the Fund has 595 PPS outstanding (see Note A-8 of Notes to Financial Statements).

Ø  For the year ended October 31, 2009, interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholder is 1.55%.

ØØ  The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

Year Ended October 31,
2009	2008	2007	2006	2005
.76%	2.46%	2.13%	1.89%	1.26%

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as NHS and NOX, have frequently traded at a discount from net asset value, or in some cases trade at a premium. As a result, the market price of NHS Common Shares and NOX Common Stock may be greater or less than the net asset value per share. Since the commencement of NHS’s and NOX’s operations, each Fund’s Common Stock have traded in the market at prices that were generally below net asset value per share.

The following tables set forth the high and low sales prices for NHS Common Shares on the NYSE and NOX Common Stock on the NYSE Amex, the net asset value per share and the discount or premium to net asset value per share represented by the quotation for each quarterly period during the last two calendar years.

NHS

Quarterly Period Ending	High Price	Net Asset Value	Premium (Discount)	Low Price	Net Asset Value	Premium (Discount)
March 31, 2010
December 31, 2009	12.05	12.62	-4.52%	10.84	12.15	-10.78%
September 30, 2009	11.79	11.97	-1.50%	9.12	10.03	-9.07%
June 30, 2009	9.73	10.33	-5.81%	6.84	8.01	-14.61%
March 31, 2009	7.85	8.35	-5.99%	5.90	7.33	-19.51%
December 31, 2008	8.07	10.43	-22.63%	4.48	6.79	-34.02%
September 30, 2008	11.03	12.25	-9.96%	7.47	11.52	-35.16%
June 30, 2008	12.58	13.05	-3.60%	11.22	12.51	-10.31%
March 31, 2008	12.09	12.94	-6.57%	10.59	12.31	-13.97%

NOX

Quarterly Period Ending	High Price	Net Asset Value	Premium (Discount)	Low Price	Net Asset Value	Premium (Discount)
January 31, 2010	6.49	7.23	-10.24%	5.75	6.47	-11.13%
October 31, 2009	6.32	6.55	-3.51%	5.07	5.79	-12.44%
July 31, 2009	4.95	5.62	-11.92%	4.18	4.74	-11.81%
April 30, 2009	4.11	4.52	-9.07%	2.56	3.19	-19.75%
January 31, 2009	4.40	4.89	-10.02%	2.35	3.26	-27.91%
October 31, 2008	9.39	9.96	-5.72%	3.49	4.16	-16.11%
July 31, 2008	11.12	12.16	-8.55%	8.50	9.34	-8.99%
April 30, 2008	11.86	12.57	-5.65%	9.75	10.74	-9.22%
January 31, 2008	13.32	14.85	-10.30%	10.46	11.49	-8.96%

As of [___], 2010, (i) the net value per share for NHS Common Shares was $[___] and the market price per share was $[___], representing a discount to NAV of [___]% and (ii) the NAV per share for NOX Common Stock was $[___] and the market price per share was $[___], representing a discount to NAV of [___]%.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of New NHS Stock will be received by NHS Shareholders and NOX Stockholders on the Closing Date, and the information should not be relied upon to reflect the number of shares of New NHS Stock that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table
(assuming Reorganization occurs)
As of December 31, 2009 (Unaudited)

	ACTUAL		ADJUSTMENT	PRO FORMA
	NHS	NOX		New NHS
Stock outstanding
Common Stock	11,029,127	14,364,850	(6,341,586)	19,052,391
Preferred Stock	492	595		1,087
Net Assets (000’s omitted)
Common Stock	138,293	100,603	(400)	238,496
Preferred Stock	12,300	14,875		27,175
Net assets including Preferred Stock	150,593	115,478	(400)	265,671
Net asset value per share of Common Stock	12.54	7.00		12.52

Pro Forma Combined Capitalization Table
(assuming only Conversion occurs)
As of December 31, 2009 (Unaudited)

	ACTUAL	ADJUSTMENT	PRO FORMA
	NHS		New NHS
Stock outstanding
Common Stock	11,029,127		11,029,127
Preferred Stock	492		492
Net Assets (000’s omitted)
Common Stock	138,293	(200)	138,093
Preferred Stock	12,300		12,300
Net assets including Preferred Stock	150,593	(200)	150,393
Net asset value per share of Common Stock	12.54		12.52

For more information about the Funds’ capital stock, see Appendix D.

PORTFOLIO COMPOSITION

As of December 31, 2009, NHS’s portfolio’s composition as shown by its industry diversification was as follows:

Industry Diversification
(% of Total Net Assets Applicable to Common Shareholders)
Airlines	5.5%
Auto Loans	3.3%
Auto Parts & Equipment	1.8%
Automotive	1.4%
Banking	10.3%
Building & Construction	0.7%
Building Materials	3.5%
Chemicals	3.4%
Consumer/Commercial/Lease Financing	4.1%
Diversified Capital Goods	0.7%
Diversified Financial Services	0.2%
Electric - Generation	14.1%
Electronics	1.7%
Energy - Exploration & Production	2.8%
Food & Drug Retailers	2.1%
Forestry/Paper	1.1%
Gaming	8.9%
Gas Distribution	10.3%

Health Services	7.8%
Machinery	0.5%
Media - Broadcast	7.3%
Media - Cable	3.8%
Media - Services	3.4%
Metals/Mining Excluding Steel	0.3%
Multi-Line Insurance	0.8%
Non-Food & Drug Retailers	4.1%
Packaging	0.1%
Printing & Publishing	2.2%
Real Estate Management & Development	3.2%
Restaurants	0.3%
Software Services	5.7%
Steel Producers/Products	1.6%
Support - Services	5.0%
Telecom - Integrated/Services	7.5%
Telecom - Wireless	9.2%
Short-Term Investments	4.6%
Liabilities, less cash, receivables and other assets, and Liquidation Value of Preferred Shares	-43.3%

As of December 31, 2009, NOX’s portfolio’s composition as shown by its industry diversification was as follows:

Industry Diversification
(% of Total Net Assets Applicable to Common Stockholders)
Airlines	4.1%
Apartments	4.7%
Auto Loans	2.5%
Auto Parts & Equipment	1.3%
Automotive	1.1%
Banking	7.7%
Building & Construction	0.5%
Building Materials	2.4%
Chemicals	2.5%
Consumer/Commercial/Lease Financing	3.0%
Diversified	1.2%
Diversified Capital Goods	0.5%
Electric - Generation	10.4%
Electronics	1.2%
Energy - Exploration & Production	2.7%
Food & Drug Retailers	1.6%
Forestry/Paper	0.8%
Gaming	6.8%
Gas Distribution	7.3%
Health Care	5.6%
Health Services	6.1%
Home Financing	2.3%
Hybrid	0.8%
Industrial	2.6%
Lodging	4.8%

Machinery	0.4%
Media - Broadcast	5.3%
Media - Cable	2.8%
Media - Services	2.4%
Metals/Mining Excluding Steel	0.9%
Multi-Line Insurance	0.6%
Non-Food & Drug Retailers	3.1%
Office	6.3%
Packaging	0.1%
Printing & Publishing	1.6%
Real Estate Management & Development	3.3%
Regional Malls	5.2%
Restaurants	0.2%
Self Storage	1.8%
Shopping Centers	4.1%
Software Services	4.3%
Specialty	2.0%
Steel Producers/Products	1.2%
Support - Services	3.7%
Telecom - Integrated/Services	6.0%
Telecom - Wireless	6.8%
Short-Term Investments	7.9%
Liabilities, less cash, receivables and other assets, and Liquidation Value of Preferred Stock	-54.5%

DIVIDENDS AND OTHER DISTRIBUTIONS

Distributions

Each Fund distributes its net investment income on a monthly basis. Each Fund intends to distribute at least annually, all of its realized net long- and short-term capital gains, if any. Both monthly and annual distributions to Common Stockholders will be made only after paying any accrued dividends on, or redeeming or liquidating, any Preferred Stock and making interest and required principal payments on Notes or any other borrowings. It is currently expected that most dividends NOX pays, and New NHS will pay, under the Level-Rate Dividend Policy and, if adopted, the Managed Dividend Policy will not be eligible for the 15% maximum income tax rate applicable to “qualified dividend income.”  See “Tax Matters.”

Each Fund has exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy permits a Fund to make regular cash distributions to Common Stockholders, at a fixed rate per share of Common Stock or at a fixed percentage of its net asset value, that may include periodic distributions of realized net long- and short-term capital gains, or, in certain circumstances, return of capital.

The Level-Rate Dividend Policy applies to NOX and will apply to New NHS.  NHS has not adopted either policy.  New NHS may, subject to the determination of its Board, implement a Managed Dividend Policy in the future.

Level-Rate Dividend Policy

New NHS and NOX each intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per share of Common Stock based on its projected performance, subject to adjustment from time to time (“Level-Rate Dividend Policy”). A Fund’s ability to maintain a Level-Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments, Fund expenses and distributions paid on Preferred Stock, and interest and required principal payments on any borrowings.

Over time, all the net investment income of a Fund will be distributed. That income will consist of all dividends earned and interest income accrued on portfolio assets less all expenses of a Fund, which will be accrued each day.

To maintain more stable monthly distributions, a Fund may include a return of capital as part of the distributions or may distribute less than the entire amount of its net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. The distributions a Fund pays for any particular monthly period may be more or less than the amount of net investment income it actually earns during the period, and a Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Stock’s net asset value, and, correspondingly, distributions from net investment income will reduce the Common Stock’s net asset value.  Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

While a Fund intends to pay a level dividend, investors should understand that there is no assurance that it will always be able to pay a dividend or that the dividend will be of any particular size.

Managed Dividend Policy

Each Fund has received exemptive relief from the SEC under the 1940 Act facilitating the implementation of a Managed Dividend Policy. A Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy pursuant to this order. If implemented, the Managed Dividend Policy would supersede the Level-Rate Dividend Policy.

Under a Managed Dividend Policy, a Fund would intend to make monthly distributions to Common Stockholders, at a fixed rate per share of Common Stock or a fixed percentage of its net asset value, that may include periodic distributions of realized net long- and short-term capital gains or, in certain circumstances, return of capital. Under a Managed Dividend Policy, if, for any monthly distribution, the sum of net investment income and any net realized capital gains for the month was less than the amount of the distribution, the difference would be distributed from a Fund’s capital. If, for any fiscal year, a Fund’s total distributions exceeded such income and gains (an “Excess”), the Excess generally would first be treated as dividend income to the extent of the Fund’s current and accumulated earnings and profits, if any, and then would be treated by each Common Stockholder as a tax-free return of capital up to the amount of its tax basis in the Common Stock, with any amounts exceeding such basis being treated as gain from the sale of the Common Stock.  Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would be provided for each monthly distribution that does not consist entirely of net investment income that would provide estimated sources of the distribution made.

Any distribution of an Excess would decrease a Fund’s total assets and, as a result, would have the likely effect of increasing its expense ratio. There is a risk that a Fund would not eventually realize capital gain in an amount corresponding to an Excess. In addition, in order to make such distributions, a Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Board of Directors reserves the right to change the Fund’s dividend policy from time to time.

Distribution Reinvestment Plan

The terms of the Distribution Reinvestment Plan (“Plan”) for each Fund are substantially similar.

The Bank of New York Mellon (“Plan Agent”) will act as plan agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each

Participant under the Plan in the same name as their then current Common Stock is registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gain distribution.

Whenever a Fund declares a dividend or distribution with respect to the Common Stock, each Participant will receive such dividends and other distributions in additional shares of Common Stock, including fractional shares of Common Stock acquired by the Plan Agent and credited to each Participant’s account.  If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per share of Stock plus estimated brokerage commissions, the Plan Agent shall automatically receive such shares of Common Stock, including fractions, for each Participant’s account.  Except in the circumstances described in the next paragraph, the number of additional shares of Common Stock to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Common Stock by the greater of the net asset value per share of Stock determined as of the date of purchase or 95% of the then current market price per share of Stock on the payment date.

Should the net asset value per share of Common Stock exceed the market price per share of Common Stock plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Common Stock trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Common Stock (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Common Stock on the open market for each Participant’s account.  No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.  If, at the close of business on any day during the purchase period the net asset value per share of Stock equals or is less than the market price per share of Stock plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution.  If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, a Fund issue new Common Stock at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share of Stock equals or is less than the market price per share of Stock, plus estimated brokerage commissions, such Common Stock to be issued in accordance with the terms specified in the third paragraph hereof.  These newly issued Common Stock will be valued at the then-current market price per share of Stock at the time such Common Stock are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Common Stock on a particular date shall be the last sales price on the NYSE (or if the Common Stock are not listed on the NYSE, such other exchange on which the Common Stock are principally traded) on that date, or, if there is no sale on such exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Common Stock on such exchange on such date and (b) the net asset value per share of Stock on a particular date shall be the net asset value per share of Stock most recently calculated by or on behalf of a Fund.  All dividends, distributions and other payments (whether made in cash or Common Stock) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where a Fund’s Common Stock are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine.  Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Common Stock within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected.  The Plan Agent shall have no responsibility as to the value of the Common Stock acquired for each Participant’s account.  For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of a Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Common Stock purchased by the Plan Agent as Plan Agent shall be the price per share of Common Stock allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other stockholders of a Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee.  The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Common Stock so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to a Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof.  Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Stock, no certificates for a fractional share of Stock will be issued.  However, dividends and other distributions on fractional shares of Common Stock will be credited to each Participant’s account.  In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Common Stock at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Stock dividends or split of shares of Common Stock distributed by a Fund on Common Stock held by the Plan Agent for Participants will be credited to their accounts.  In the event that a Fund makes available to its stockholders rights to purchase additional shares of Common Stock or other securities, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by a Fund.  Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing.  Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution.  The Plan may be terminated by the Plan Agent or a Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by a Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or a Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof.  The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions.  Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, a Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Common Stock held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions are governed by the laws of the State of Maryland.

REPURCHASE OF COMMON STOCK; TENDER OFFERS; CONVERSION TO OPEN-END FUND

Each Fund is a closed-end management investment company and as such its Common Stockholders do not have the right to cause the Fund to redeem their shares. Instead, the Common Stock trade in the open market at a price that is a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. Each Fund’s Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Stock. If the Common Stock were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Stock on the open market or in private transactions, the making of a tender offer for such shares or the conversion of a Fund to an open-end management investment company. Each Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions or that share repurchases or tender offers will actually reduce market discount. Any determination to repurchase Common Stock would reduce the asset coverage for Preferred Stock and might make it necessary or desirable for a Fund to redeem Preferred Stock. As described in Appendix D in “Description of Preferred Stock—Restrictions on Dividends and Other Distributions,” the repurchase of Common Stock may be restricted or prohibited at times when there exist unpaid distributions on Preferred Stock.

If a Fund converted to an open-end management investment company, it would be required to redeem all Preferred Stock then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Stock would no longer be listed on the NYSE or NYSE Amex, as applicable. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert a Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if a Fund’s Common Stock should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the SAI under “Repurchase of Common Stock; Tender Offers; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Recent Tender Offer and Tender Offer Program

NHS and NOX conducted a tender offer that commenced on May 1, 2009 and expired on May 29, 2009. Each Fund offered to purchase up to 10% of its outstanding shares of Common Stock at a price equal to 98% of its net asset value (“NAV”) per share determined on the day the tender offer expired. Each Fund’s tender offer was oversubscribed. In accordance with the terms of its tender offer, each Fund accepted all shares properly tendered by Common Stockholders holding fewer than 100 shares of Common Stock that tendered all their shares and that provided appropriate certification as part of the tender (“odd-lot adjustment”). Each Fund purchased the remainder of the shares of Common Stock on a pro-rata basis, after making the odd-lot adjustment, based on the number of shares properly tendered. Under the terms of the tender offer, on June 5, 2009, NHS accepted 1,225,458 shares of Common Stock and NOX accepted 1,773,438 shares of Common Stock representing approximately 10% of each Fund’s then-outstanding Common Stock. Final payment was made at $9.60 per share for NHS and at $4.89 per share for NOX which represented 98% of each respective Fund’s NAV per share on May 29, 2009.

In addition, NHS’s and NOX’s Boards have authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period (each, a “Tender Offer Program”). Under the Tender Offer Program, if a Fund’s Common Stock trades at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding Common Stock at a price equal to 98% of its NAV per share determined on the day the tender offer expires. NHS’s and NOX’s initial measurement period under the Tender Offer Program commenced June 5, 2009 and ended August 28, 2009 (the “Measurement Period”). During the Measurement Period, NHS and NOX traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct tender offers.  NHS and NOX have delayed the commencement of their next measurement periods due to the Reorganization.  If the Agreement is not approved by NHS Shareholders and NOX Stockholders, NHS and NOX will announce the dates for the second measurement period under their respective Tender Offer Programs.  If the Reorganization takes place, it is expected that New NHS will adopt a tender offer program on the substantially similar terms to the Tender Offer Programs and will conduct three measurement periods.  Each Board retains the ability, consistent with its fiduciary duty, to opt out of its Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on a Fund or a Fund’s stockholders.

In connection with NHS’s and NOX’s May 2009 tender offers and the Tender Offer Programs, NB Management agreed to voluntarily waive a portion of the management fees for NHS and voluntarily extend for one year the contractual fee waivers currently in place for NOX to offset some of the expenses associated with, or possible increases in each Fund’s expense ratio resulting from, the tender offers.   For more information about the fee waivers, see the “Summary – Effect on Expenses”  and “– Fee Table and Expense Example.”

TAX MATTERS

The following is a brief summary of certain material federal income tax considerations affecting each Fund and its stockholders with respect to the purchase, ownership and disposition of Stock and does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances.  This discussion is based on the Code, Treasury regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This discussion is limited to U.S. persons who hold Stock as a capital asset for federal income tax purposes (generally, assets held for investment).  No ruling has been or will be obtained from the IRS regarding any matter relating to the Stock of a Fund.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.

Each of NOX and NHS has qualified and intends to continue to qualify, and New NHS intends to qualify, for treatment as a regulated investment company under the Code (a “RIC”), which requires (among other things) that it distribute each taxable year to its stockholders at least 90% of its “investment company taxable income” (which generally includes, among other things, dividends, interest income and the excess, if any, of net short-term capital gain over net long-term capital loss, all determined without regard to any deduction for dividends paid). If a Fund so qualifies, it will not be required to pay federal income tax on any net income and realized gains it distributes to its stockholders, but those distributions generally will be taxable to you as a stockholder when you receive them.

Each Fund believes that its Preferred Stock constitutes stock of the Fund and that distributions thereon it makes to holders thereof (other than payments to purchase Preferred Stock that are treated as exchanges of stock under section 302(b) of the Code) thus constitute dividends to the extent of the Fund’s current and accumulated earnings and profits, as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that Preferred Stock of a Fund constitutes debt thereof. If that position were upheld, the discussion of the treatment of distributions below would not apply to distributions on that Preferred Stock. Instead, those distributions would constitute interest, whether or not they exceeded the Fund’s earnings and profits, would be included in full in the recipient’s income and would be taxed as ordinary income. Counsel to the Funds believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

The IRS requires that a RIC that has two or more classes of stock (e.g., common stock and preferred stock) allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based on the percentage of total dividends distributed to each class for the taxable year.  Accordingly, each Fund intends each taxable year to allocate capital gain dividends between its Common Stock and Preferred Stock in proportion to the total dividends paid to each class with respect to that year.

Dividends paid to you that are attributable to a Fund’s investment company taxable income generally will be taxable as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of its earnings and profits. Distributions to you attributable to net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable as long-term capital gain, regardless of how long you have held your Stock. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution by a Fund to you of an amount in excess of its current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce your tax basis in your Stock; the amount of any such distribution in excess of your basis will be treated as gain from a sale of your Stock. The tax treatment of distributions on your Common Stock will be the same regardless of whether they are paid to you in cash or reinvested in additional shares of Common Stock under the

Plan. Stockholders not subject to tax on their income generally will not be required to pay income tax on amounts distributed to them.

A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, each Fund will notify you of the tax status of its distributions.

If you sell your Stock or a Fund purchases it, you will realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the Stock, which gain or loss will be long-term or short-term depending on your holding period for the Stock.

A Fund may be required to withhold federal income tax (currently at the rate of 28%) from all taxable distributions otherwise payable to you if you are an individual or other non-corporate stockholder and you:

• fail to provide the Fund with your correct taxpayer identification number (social security number in the case of an individual);
• fail to make required certifications; or
• have been notified by the IRS that you are subject to backup withholding.

The maximum federal income tax rate is reduced to 15% on (1) net capital gain individuals recognize and (2) “qualified dividend income” individuals receive from certain domestic and foreign corporations (“QDI”).  Distributions of net capital gain a Fund makes will be eligible for the reduced rate, which will also apply to capital gains you recognize on the sale of Common Stock you have held for more than one year.  The reduced rate, which does not apply to short-term capital gains, will cease to apply for taxable years beginning after December 31, 2010.

The 15% rate for QDI applies to dividends that individuals receive through 2010, provided they satisfy certain holding period and other requirements. Because each Fund’s ordinary income is derived principally from interest, it is currently expected that most dividends each Fund pays will not constitute QDI and thus will not be eligible for the reduced rate.  You should consult your own tax adviser to evaluate the consequences of these aspects of the tax law.

Fund distributions also may be subject to state, local and foreign taxes. You should consult with your own tax adviser regarding the particular consequences of investing in a Fund.

PORTFOLIO TRANSACTIONS

Affiliates of NB Management may act as principal brokers for a Fund, subject to periodic evaluation by the Portfolio Transactions and Pricing Committee of a Board of the quality and cost of execution.

In effecting securities transactions, each Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to use an affiliate of NB Management as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To each Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

NET ASSET VALUE

The net asset value of a share of Common Stock is calculated by subtracting a Fund’s total liabilities (including liabilities from borrowings such as the Notes) and the liquidation preference of any outstanding Preferred Stock from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Stock outstanding for a Fund and rounding the result to the nearest full cent. A Fund calculates its net asset value as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, every day on which the NYSE is open.

The value of investments in debt securities and interest rate swaps by each Fund is determined by NB Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. The value of investments in equity securities by each Fund is determined by NB Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. In addition, for both debt and equity securities NB Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods each Board has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value

If NB Management believes that the price of a security obtained under a Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Directors of the Fund believe accurately reflects fair value.

Any interest rate swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any interest rate cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, any accrued payments to a Fund under such transactions will be assets of the Fund and any accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The Stock of NOX and New NHS have similar features.  The Stock of NHS and New NHS have somewhat differing features since NHS is a Delaware statutory trust and New NHS is a Maryland corporation.  See Appendix D for a description of each Fund’s Common Stock and Preferred Stock.

PROPOSAL 2 – ELECTION OF DIRECTORS

The Board of each of NHS and NOX is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III and Class I Directors will expire at the annual meeting of Stockholders held in 2012, 2010 and 2011 respectively, and at each third annual meeting of Stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund’s Directors helps to promote the continuity and stability of each Fund’s management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund.

NHS Preferred Shareholders and NOX Preferred Stockholders each are entitled, as a class, to the exclusion of the holders of all other classes of stock of each Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Fund’s Board). These Directors are Class II and Class III Directors up for election in 2010 and 2011. One of these Directors is a nominee to be considered at the Meeting.

The term of each current Class II Director expires at the Meeting, but each expressed his or her willingness to serve another term as Director of the Funds if nominated by the respective Boards.

The Governance and Nominating Committee of NHS and NOX reviewed the qualifications, experience and background of each Class II incumbent Director. Based upon this review and consideration, each Committee determined that nominating the incumbent Class II Directors would be in the best interests of its Fund’s stockholders. Each Fund’s Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

At a meeting in February 2010, the Boards received the recommendations of the Governance and Nominating Committees. After discussion and consideration of, among other things, the backgrounds of the incumbents, each Board voted to nominate John Cannon, C. Anne Harvey, George W. Morriss, Jack L. Rivkin and Tom D. Seip for election as Class II Directors with a term expiring in 2013. Each Fund has a policy that at least three quarters of all Directors be Independent Directors.

It is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement/Prospectus. Each nominee has consented to be named in this Proxy Statement/Prospectus and to serve as a Director if elected. Each Board has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

None of the Directors are related to any other. The following tables set forth certain information regarding each Director of NHS and NOX. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.  Each of the below named Directors will also serve as Directors of New NHS by the Closing Date of the Reorganization.

INFORMATION REGARDING NOMINEES FOR ELECTION

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS II
Independent Directors
John Cannon (1930)	Director since 2003 (NOX) and 2006 (NHS)	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	47
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

C. Anne Harvey (1937)	Director since 2003 (NOX) and 2006 (NHS)	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	47
Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

George W. Morriss (1947)	Director since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	47
Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Tom D. Seip (1950)	Director since 2003 (NOX) and 2006 (NHS); Chairman of the Boards since 2008; Lead Independent Director from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Director who is an “Interested Person”
Jack L. Rivkin* (1940)	Director since 2003 (NOX) and 2006 (NHS); President from 2003 to 2008 (NOX) and 2006 to 2008 (NHS)
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, NB LLC, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, NB LLC, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			47
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

INFORMATION REGARDING DIRECTORS WHOSE CURRENT TERMS CONTINUE

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS I
Independent Directors
Faith Colish (1935)	Director since 2003 (NOX) and 2006 (NHS)	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	47	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael M. Knetter (1960)	Director since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, American Family Insurance, since 2009; formerly, Director, Great Wolf Resorts (2004 to 2009).

Cornelius T. Ryan (1931)	Director since 2003 (NOX) and 2006 (NHS)	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	47	None.
Peter P. Trapp (1944)	Director since 2003 (NOX) and 2006 (NHS)	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	47	None.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Director who is an “Interested Person”
Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, NB LLC, since 2007; formerly, Senior Vice President, NB LLC, 2003 to 2006; formerly, Vice President, NB LLC, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	47	Chairman of the Board, Staten Island Mental Health Society since 2008.
CLASS III
Independent Directors
Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	47
Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Robert A. Kavesh (1927)	Director since 2003 (NOX) and 2006 (NHS)	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	47
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Howard A. Mileaf (1937)	Director since 2003 (NOX) and 2006 (NHS)	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	47
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Edward I. O’Brien (1928)	Director since 2003 (NOX) and 2006 (NHS)	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	47	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Director since 2003 (NOX) and 2006 (NHS)	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	47
Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Director who is an “Interested Person”
Joseph V. Amato* (1962)	Director since 2008	President and Director, Neuberger Berman Group LLC, since 2009; President, Chief Executive Officer and Chief Investment Officer, NB LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, NB LLC, since 2009; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers’ Investment Management Division, 2006 to 2009; formerly, member of Lehman Brothers’ Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.	47	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Each Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of stockholders held in 2012, 2010, and 2011, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of each Fund by virtue of the fact that each is an officer of NB Management,

NB LLC and/or their affiliates. Mr. Rivkin may be deemed an interested person of each Fund by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of NB LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the 1934 Act, Section 30(h) of the 1940 Act and SEC regulations thereunder, certain of NHS and NOX officers and NHS and NOX Directors and portfolio managers, persons owning more than 10% of NHS Common Shares or NOX Common Stock and certain officers and directors of NHS’s and NOX’s investment manager and sub-adviser are required to report their transactions in each Fund’s stock to the SEC and the NYSE or NYSE Amex, as applicable. Based solely on the review by NHS and NOX of the copies of such reports received by each Fund, each Fund believes that, during its fiscal year ended October 31, 2009 or December 31, 2009, as applicable, all filing requirements applicable to such persons were met.

Additional Information About Directors

The Directors were selected to serve or continue on the Board based on their skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Director, their demonstrated willingness to take an independent and questioning stance toward management.  Each Director also now has considerable familiarity with the Funds, their manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a director of the Funds.  No particular qualification, experience or background establishes the basis for any Director’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.

Independent Directors

John Cannon:  Mr. Cannon has experience in senior management of registered investment advisers and a mutual fund group, multiple years of service on the boards of other mutual funds and multiple years of service as a Director.

Faith Colish:  Ms. Colish has experience as an attorney practicing securities law, service on the board of a not-for-profit membership corporation involving oversight of a substantial investment program and multiple years of service as a Director.

Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company, service on the board of various profit and not-for-profit organizations and a university, management of a personal investment vehicle and multiple years of service as a Director.

C. Anne Harvey:  Ms. Harvey has experience in senior management of a major not-for-profit membership organization, service on the advisory board of a not-for-profit organization, member of an advisory committee to the board of the NYSE and multiple years of service as a Director.

Robert A. Kavesh:  Mr. Kavesh has academic experience as a professor of finance and economics, in senior management of an academic association focused on financial economics, service on the board of various profit and not-for-profit organizations including a bank and a public company and multiple years of service as a Director.

Michael M. Knetter:  Mr. Knetter has organizational management experience as a dean of a major university business school, academic experience as a professor of international economics, service on the board of various profit organizations and another mutual fund and multiple years of service as a Director.

Howard A. Mileaf:  Mr. Mileaf is a CPA with experience in senior management and as general counsel of an industrial corporation and an industrial holding company, accounting and management at a major accounting firm, service on the board of various profit and not-for-profit organizations and multiple years of service as a Director.

George W. Morriss:  Mr. Morriss is a CPA with experience in senior management and as chief financial officer of a financial services company, service on a committee of representatives from companies listed on NASDAQ, service on the board of other mutual funds and multiple years of service as a Director.

Edward I. O’Brien:  Mr. O’Brien has experience in senior management of an investment adviser, as securities industry’s representative in government relations and regulatory matters at the federal and state levels, service on the boards of financial services companies and multiple years of service as a Director.

Cornelius T. Ryan:  Mr. Ryan has experience as a founder and president of a substantial venture capital investing firm and multiple years of service as a Director.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage, as director of an asset management company, in management of a private investment partnership and multiple years of service as a Director and as Independent Chair and/or Lead Independent Director of the Boards.

Candace L. Straight:  Ms. Straight has experience as private investor and consultant in the insurance industry, in senior management of global private equity investment firm, service on the board of various profit companies and multiple years of service as a Director.

Peter P Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies and multiple years of service as a Director.

Director who is an “Interested Person”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm, serves as Neuberger Berman’s Chief Investment Officer for equity investments, experience in leadership roles within Neuberger Berman and its affiliated entities, service on the board of a major university business school and service as a Director.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman, experience in leadership roles within Neuberger Berman and its affiliated entities, service on the board of a not-for-profit organization and service as a Director.

Jack L. Rivkin:  Mr Rivkin has extensive investment research and investment management experience as a chief investment officer and executive with Neuberger Berman and other financial service companies, experience in leadership roles within Neuberger Berman and its affiliated entities, service on the board of various private companies, director of a not for profit educational forum for the investment community and service as a Director.  He previously served as Chief Investment Officer of Neuberger Berman

Board of Directors and Committee Meetings

NOX’s Board met [___] times during the fiscal year ended October 31, 2009. NOX’s Board met [___] times during the fiscal year ended December 31, 2009. Each Director attended at least 75% of the total number of meetings of each Board and of any committee of which he or she was a member during the fiscal year ended October 31, 2009 or December 31, 2009, as applicable.

The Boards are responsible for managing the business and affairs of the Funds. Among other things, the Boards generally oversee the portfolio management of each Fund and reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts.

Each Board has appointed an Independent Director to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to respective Funds’ Articles of Incorporation or Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, each Board has an established committee structure through which the Boards consider and address important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Directors also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  Each Board periodically evaluates its structure and composition as well as various aspects of its operations.  Each Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Directors, the range of experience represented on the Board, and the Board’s responsibilities.

The Boards do not have a standing compensation committee although the Governance and Nominating Committees do consider and make recommendations relating to Independent Director compensation to the Boards.

Audit Committee. The purposes of each Fund’s Audit Committee are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of directors. The independent registered public accounting firm for each Fund shall report directly to the Audit Committee. Each Fund has adopted a written charter for its Audit Committee. The charter of each Audit Committee is available on NB Management’s website at www.nb.com. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Funds’ independent registered public accounting firm to each member of the Committee between meetings of the Committee.

The Audit Committee of each Fund is composed entirely of Independent Directors who are also considered independent under the listing standards applicable to each Fund. For each Fund, its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss (Vice Chair), Cornelius T. Ryan (Chair), Tom D. Seip and Peter P. Trapp. The Report of each Audit Committee relating to the audit of NHS’s and NOX’s financial statements for the fiscal year ended October 31, 2009 and December 31, 2009, as applicable, is attached hereto as Exhibit [_]. During the fiscal year ended October 31, 2009, the Committee of NOX met [___] times. During the fiscal year ended December 31, 2009, the Committee of NHS met [___] times.

Closed-End Funds Committee. Each Fund’s Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to such Fund. For each Fund, its members are John Cannon (Vice Chair), George W. Morriss (Chair), Edward I. O’Brien, Jack L. Rivkin, and Tom D. Seip. All members other than Mr. Rivkin are Independent Directors. During the fiscal year ended October 31, 2009, the Committee of NOX met [___] times. During the fiscal year ended December 31, 2009, the Committee of NHS met [___] times.

Contract Review Committee. The Contract Review Committee of each Fund is responsible for overseeing and guiding the process by which the Independent Directors annually consider whether to continue each Fund’s principal contractual arrangements. For each Fund, its members are Faith Colish (Chair), Martha C. Goss, Robert A. Kavesh, Howard Mileaf and Candace L. Straight. All members are Independent Directors. During the fiscal year ended October 31, 2009, the Committee of NOX met [___] times. During the fiscal year ended December 31, 2009, the Committee of NHS met [___] times.

Ethics and Compliance Committee. The Ethics and Compliance Committee of each Fund generally oversees: (a) each Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) compliance with each Fund’s Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors), (c) the activities of the Fund’s Chief Compliance Officer (“CCO”); and (d) activities of management personnel responsible for operational risk management. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee). The Committee’s primary function is oversight. Each investment manager, sub-adviser, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. For each Fund, its members are John Cannon (Chair), Faith Colish, C. Anne Harvey, Michael M. Knetter, Howard A. Mileaf (Vice Chair) and Edward I. O’Brien. All members are Independent Directors. The Board will receive at least annually a report on the compliance programs of the Funds and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from each Fund, NB Management and NB LLC and NBFI, as applicable. During the fiscal year ended October 31, 2009, the Committee of NOX met [___] times. During the fiscal year ended December 31, 2009, the Committee of NHS met [___] times.

Executive Committee. The Executive Committee of each Fund is responsible for acting in an emergency when a quorum of the Board of Directors is not available; each Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. For each Fund, its members are John Cannon, Robert Conti (Vice Chair), Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip (Chair) and Candace L. Straight. All members except for Mr. Conti are Independent Directors. During the fiscal year ended October 31, 2009, the Committee of NOX met [___] times. During the fiscal year ended December 31, 2009, the Committee of NHS met [___] times.

Governance and Nominating Committee. The Governance and Nominating Committee of each Fund is responsible for: (a) considering and evaluating the structure, composition and operation of that Board of Directors and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Directors and of those officers as to whom the Board is charged with approving compensation. The selection and nomination of candidates to serve as independent directors is committed to the discretion of the current Independent Directors. Each Committee met to discuss matters relating to the nomination of Class II Directors with respect to each Fund. For each Fund, its members are C. Anne Harvey (Chair), Robert A. Kavesh, Michael M. Knetter (Vice Chair), Howard A. Mileaf and Tom D. Seip. All members are Independent Directors and are not “interested parties” of the Funds as defined in section 2(a)(19) of the 1940 Act. During the fiscal year ended October 31, 2009, the Committee of NOX met [___] times. During the fiscal year ended December 31, 2009, the Committee of NHS met [___] times.

Investment Performance Committee. The Investment Performance Committee of each Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Mr. Rivkin are Independent Directors. During the fiscal year ended October 31, 2009, the

Committee of NOX met [___] times. During the fiscal year ended December 31, 2009, the Committee of NHS met [___] times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee of each Fund (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) generally oversees the program by which the adviser seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the adviser or any affiliate of the adviser as principal or agent.

The members of the Committee of each Fund are Faith Colish (Vice Chair), George W. Morriss, Jack L. Rivkin, Cornelius T. Ryan and Candace L. Straight (Chair). All members except for Mr. Rivkin are Independent Directors. During the fiscal year ended October 31, 2009, the Committee of NOX met [___] times. During the fiscal year ended December 31, 2009, the Committee of NHS met [___] times.

Risk Management Oversight.

As an integral part of its responsibility for oversight of the Funds in the interests of stockholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Funds.  Under the overall supervision of the Board, the Funds, the manager, the Funds’ subadvisers, and the affiliates of the manager and the subadvisers, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, meet periodically with the manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit and the Funds’ independent auditors.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Information Regarding each Fund’s Process for Nominating Director Candidates

Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter is available to stockholders on NB Management’s website at www.nb.com.

Stockholder Communications. Each Fund’s Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

Nominee Qualifications. The Governance and Nominating Committee will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Directors, independence from each Fund’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which each Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and the Committee’s (or a Board’s) perceptions about future issues and needs.

Identifying Nominees. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of a Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Directors for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Director Attendance At Annual Meetings

The Funds do not have a policy on Director attendance at the annual meeting of stockholders. [For each Fund, no Board member attended the 2009 annual meeting of stockholders.]

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities Owned in NHS*	Dollar Range of Equity Securities Owned in NOX*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors
John Cannon	None	None	Over $100,000
Faith Colish**	$1-$10,000	$1-$10,000	Over $100,000
Martha C. Goss	None	None	Over $100,000
C. Anne Harvey	None	None	Over $100,000

Robert A. Kavesh	None	None	Over $100,000
Michael M. Knetter	None	None	Over $100,000
Howard A. Mileaf	None	None	Over $100,000
George W. Morriss	$10,000-$50,000	None	Over $100,000
Edward I. O’Brien	None	None	Over $100,000
Cornelius T. Ryan	None	None	Over $100,000
Tom D. Seip	None	None	Over $100,000
Candace L. Straight	None	None	Over $100,000
Peter P. Trapp	None	None	Over $100,000
Directors who are “Interested Persons”
Robert Conti	None	None	Over $100,000
Jack L. Rivkin	None	None	None
Joseph V. Amato	None	None	None
*           Valuation as of December 31, 2009.
**           Ms. Colish owns 100 shares of Common Stock of NHS and NOX, constituting less than 1% of each Fund’s outstanding shares of Common Stock.  Mr. Morriss owns 1,864 Common Shares of NHS, constituting less than 1% of the Fund’s outstanding Common Shares

Independent Directors’ Ownership Of Securities

As of [____], 2010, no Independent Director (or his/her immediate family members) owned securities of NB Management, NB LLC or NBFI or securities in an entity controlling, controlled by or under common control with NB Management, NB LLC or NBFI (not including registered investment companies).

Officers of each Fund

The following table sets forth certain information regarding the officers of each Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of each Fund are appointed by the Directors and serve at the pleasure of the Board.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2003 (NOX) and 2006 (NHS)
Senior Vice President, NB LLC, since 2006; Deputy General Counsel, NB LLC, since 2004; formerly, Vice President, NB LLC, 2000 to 2005; formerly, Associate General Counsel, NB LLC, 1999 to 2004; Anti-Money Laundering Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2003(NOX) and 2006 (NHS)
Senior Vice President, NB LLC, since 2007 and Employee since 1999; formerly, Vice President, NB LLC, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (NOX) and 2006 (NHS) (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, NB LLC, since 2009; formerly, Senior Vice President, NB LLC, 2002 to 2009; Deputy General Counsel and Assistant Secretary, NB LLC, since 2001; Managing Director, NB Management, since 2009; formerly, Senior Vice President, NB Management, 2006 to 2009; Secretary and General Counsel, NB Management, since 2004; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2003 (NOX) and 2006 (NHS)
Vice President, NB LLC, since 2008 and Employee since 1999; formerly, Assistant Vice President, NB LLC, 2007; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, NB LLC, since 2006; formerly, Vice President, NB LLC, 2002 to 2006; Senior Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003 (NOX) and 2006 (NHS)
Assistant Vice President, NB LLC, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2003 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, NB LLC, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005 (NOX) and 2006 (NHS)
Senior Vice President, NB LLC, since 2007; formerly, Vice President, NB LLC, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, NB LLC, since 2005; formerly, Senior Vice President, NB LLC, 2003 to 2005; formerly, Vice President, NB LLC, 1999 to 2003; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005 (NOX) and 2006 (NHS)
Vice President, NB LLC, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, NB LLC, since 2006; formerly, Senior Vice President, NB LLC, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005 (NOX) and 2006 (NHS)
Senior Vice President, NB LLC, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2) Pursuant to the by-laws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.
(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Compensation Of Directors

The following table sets forth information concerning the compensation of the Funds’ Directors. The Funds do not have any pension or retirement plan for their Directors. For the fiscal year ended October 31, 2009 and December 31, 2009, as applicable, the Directors received the amounts set forth in the following table from each Fund. For the calendar year ended December 31, 2009, the Directors received the compensation set forth in the following table for serving as trustee/director of the funds in the fund family. Each officer and Director who is a director, officer or employee of NB Management, NB LLC or any entity controlling, controlled by or under common control with NB Management or NB LLC serves as a Director and/ or officer without any compensation from the Funds.

TABLE OF COMPENSATION

Name and Position with the Funds	Aggregate Compensation from NHS Fiscal Year Ended December 31, 2009	Aggregate Compensation from NOX Fiscal Year Ended October 31, 2009	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Directors Calendar Year Ended December 31, 2009
Independent Directors
John Cannon Director	$[ ]	$[ ]	$[ ]
Faith Colish Director	$[ ]	$[ ]	$[ ]
Martha C. Goss Director	$[ ]	$[ ]	$[ ]
C. Anne Harvey Director	$[ ]	$[ ]	$[ ]
Robert A. Kavesh Director	$[ ]	$[ ]	$[ ]
Michael M. Knetter Director	$[ ]	$[ ]	$[ ]
Howard A. Mileaf Director	$[ ]	$[ ]	$[ ]
George W. Morriss Director	$[ ]	$[ ]	$[ ]
Edward I. O’Brien Director	$[ ]	$[ ]	$[ ]
Cornelius T. Ryan Director	$[ ]	$[ ]	$[ ]
Tom D. Seip Director	$[ ]	$[ ]	$[ ]
Candace L. Straight Director	$[ ]	$[ ]	$[ ]
Peter P. Trapp Director	$[ ]	$[ ]	$[ ]
Directors who are “Interested Persons”
Joseph V. Amato* Director	$[ ]	$[ ]	$[ ]
Robert Conti* President, Chief Executive Officer and Director	$[ ]	$[ ]	$[ ]
Jack L. Rivkin Director	$[ ]	$[ ]	$[ ]
*           Mr. Conti became a Director in December 2008 and Mr. Amato became a Director in March 2009.

For serving as a trustee/director of the funds in the fund family, each Independent Director and each Interested Director who is not an employee of NB Management or its affiliates receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of a Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year except the Chair of the Executive Committee. No additional compensation is provided for service on a Board committee. The Non-Executive Chair who is also an Independent Director receives an additional $35,000 per year.

The Neuberger Berman Funds reimburse Independent Directors for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Director compensation is allocated to each fund in the fund family based on a method the Board finds reasonable.

THE DIRECTORS OF NHS AND NOX UNANIMOUSLY RECOMMEND

THAT YOU VOTE “FOR” EACH NOMINEE.

INFORMATION ON NHS’S AND NOX’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

E&Y audited financial statements for the fiscal year ended October 31, 2009 for NOX and for the fiscal year ended December 31, 2009 for NHS. E&Y, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund’s filings with the SEC. In the opinion of the Audit Committee, the services provided by E&Y are compatible with maintaining the independence of each Fund’s independent registered public accounting firm. The Board has selected E&Y as the independent registered public accounting firm for each of the Funds for the fiscal year ending October 31, 2009 for NOX and for the fiscal year ending December 31, 2009 for NHS. E&Y has served as each Fund’s independent registered public accounting firm since the Fund’s inception. E&Y has informed the Fund that it has no material direct or indirect financial interest in any Fund.

Representatives of E&Y are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Information concerning the fees billed by the independent registered public accounting firm is included in Exhibit [_].

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named as proxies in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of each Fund.

STOCKHOLDER PROPOSALS

Each Fund’s Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. To be valid, the notice must include all of the information specified in the applicable Fund’s Bylaws. Stockholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in a Fund’s proxy material for a particular annual stockholder meeting. Proposals submitted for inclusion in a Fund’s proxy material for the 2011 annual meeting must be received by the Secretary on or before [____], 2010. The fact that the Funds receive a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. Stockholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as a Director at a Fund’s 2011 annual meeting must ensure that the proposal or nomination is delivered to the Secretary no earlier than [_____], 2010 and no later than [______], 2010. However, if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the annual meeting or a special meeting of stockholders is held, notice by the stockholders to be timely must be delivered no earlier than 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund. The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in each Fund’s Bylaws. The Chairman of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

If the Agreement is approved and the Reorganization occurs, NHS and NOX will not hold an annual meeting of stockholders in 2011 or thereafter.

STOCKHOLDER COMMUNICATIONS WITH THE BOARDS

Stockholders may send communications that they would like to direct to a Board or to an individual director of a Fund to the attention of Chamaine Williams, Chief Compliance Officer of each Fund, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180.  The Boards have directed Ms. Williams to send such communications to the chairperson of a Fund’s Ethics and Compliance Committee.  Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of each Fund, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180 as described in this Prospectus/Proxy Statement under “Stockholder Proposals.”

VOTING INFORMATION

If an enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card.  A proxy may be revoked at any time prior to its use by written notification received by the Secretary of Funds, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person.  If the proxy card is signed but no instructions are specified on the proxy card, shares will be voted “FOR” the Proposals and “FOR,” “ABSTAIN” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

The close of business on April 1, 2010, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (“Record Date”).  On that date, NHS had [___] Common Shares and [___] Preferred Shares outstanding and entitled to vote.  On that date, NRO had [___] shares of Common Stock and [___] shares of Preferred Stock outstanding and entitled to vote.

For Proposal 1, NHS Shareholders and NOX Stockholders each will vote together as a single class on the Agreement.  In addition, NHS Preferred Shareholders will vote separately on the Agreement.  For Proposal 2, NHS Shareholders and NOX Stockholders each will vote together as a single class on each nominee, except for John Cannon who will only be elected by the NHS Preferred Shareholders and NOX Preferred Stockholders, each voting as a separate class.  As to any other business that may properly come before the Meeting, NHS Shareholders or NOX Stockholders each may vote together as a single class or separately, depending on the requirements of the 1940 Act, the applicable state law, and each Fund’s charter with respect to said item of business.  Each NHS Shareholder will have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value or liquidation preference per share of each share held on the Record Date. Each NOX Stockholder will have one vote for each full share of NOX Stock and each fractional share of NOX Stock is entitled to a proportionate part of one vote.

Solicitation is made primarily by the mailing of this Prospectus/Proxy Statement and the accompanying proxy card(s).  Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NB Management, affiliates of NB Management or other representatives of the Funds.  NB Management serves as each Fund’s investment manager and administrator.  In addition, each Fund has engaged [___], a proxy solicitation firm, to assist in the solicitation of proxies.  The aggregate cost of retaining [___] is expected to be about $[___] plus expenses in connection with the solicitation of proxies.  All expenses in connection with preparing this Prospectus/Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Funds.  However, as noted above, any expenses above $400,000 incurred in connection with the Reorganization will be borne by NB Management.

For NHS, the presence at the Meeting, in person or by proxy, of stockholders entitled to vote at least 25% of its shares outstanding and entitled to vote at the Meeting is required for a quorum.  For NOX, the presence at the Meeting, in person or by proxy, of stockholders entitled to vote at least 33 1/3% of its shares outstanding and entitled to vote at the Meeting is required for a quorum.  With respect to Proposal 1, the affirmative vote of a majority of outstanding NHS Shares and outstanding NOX Stock entitled to vote on the matter is required to approve the Agreement.  With respect to Proposal 2, the election of a nominee to the Board of NHS requires the affirmative vote of a plurality of the votes cast at the Meeting and the election of a nominee to the Board of NOX requires the affirmative vote of a majority of a Fund’s outstanding shares. With respect to other items of business, the necessary affirmative vote will depend on the requirements of the 1940 Act, applicable state law and the respective Fund’s charter with respect to said item of business.

If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Subject to the rules established by the Chairman of the Meeting, the holders of a majority of NHS Shares or NOX Stock, as applicable, entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting without determining the date of the meeting.  In the former case, the persons named as proxies will vote in their discretion those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal.  If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes are not received or for any other reason.  A stockholder vote may be taken on a proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Each of NHS and NOX expects that broker-dealer firms holding Stock in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Stock on the proposal at the Meeting.  Each Fund understands that, under the rules of the NYSE and NYSE Amex, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions, such broker-dealers such broker-dealers may grant authority to the proxies designated by the Fund to vote on the election of Directors for the Fund but will not have the authority to vote on Proposal 1.  Certain broker-dealer firms may exercise discretion over Stock held in their names for which no instructions are received by voting such Stock in the same proportion as they have voted Stock for which they have received instructions.

In tallying stockholder votes, abstentions and “broker non-votes” (i.e., Stock held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) effectively will be a vote against the Proposal 1 and Proposal 2 except that it will have no impact on the election of the Class I Director nominees for NHS because the required vote is the plurality of votes cast.  For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA custodian will vote the shares in the account in accordance with instructions given by the depositor. However, if the depositor fails to provide instructions on how to vote the shares in the account, the custodian will vote the undirected shares in the same proportion as shares are voted in other individual retirement accounts.

As of [___], 2010, NHS does not know of any person who owns beneficially more than 5% of its outstanding Common Shares or Preferred Shares other than those listed below.

Class of Shares	Name and Address of Beneficial Owner	Amount and Nature* of Beneficial Ownership	Percent of Class

_______________________________________________________________________________
*      Unless otherwise noted, each owner has sole voting and investment power over its shares.

**    Based upon information obtained from an amended Schedule [13D][13G] filed by [___] with the SEC on [___].

As of [___], 2010, NOX does not know of any person who owns beneficially more than 5% of its outstanding Common Stock or Preferred Stock other than those listed below.

Class of Stock	Name and Address of Beneficial Owner	Amount and Nature* of Beneficial Ownership	Percent of Class

_______________________________________________________________________________
*      Unless otherwise noted, each owner has sole voting and investment power over its shares.

**    Based upon information obtained from an amended Schedule [13D][13G] filed by [___] with the SEC on [___].

In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares as of [___], 2010.

SERVICE PROVIDERS

The custodian of the assets of the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Funds’ transfer agent, registrar and dividend paying agent is The Bank of New York, Attn: Corporate Trust Administration, 100 Church Street, 8th Floor, New York, New York 10286. The Bank of New York Mellon, 480 Washington Boulevard, Jersey City, NJ 07317 serves as agent for the Distribution Reinvestment Plan relating to the Common Stock.

E&Y, 200 Clarendon Street, Boston, MA  02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund’s filings with the SEC.  E&Y audited NHS’s financial statements for the fiscal year ended December 31, 2009. E&Y audited NOX’s financial statements for the fiscal year ended October 31, 2009.

Certain legal matters concerning the issuance of New NHS Stock will be passed upon by K&L Gates LLP, 1601 K Street, N.W., Washington, DC  20006.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise each Fund, c/o its Secretary, at 605 Third Avenue New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Prospectus/Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

By order of the Boards of Directors,

Claudia A. Brandon,
Secretary

Dated: [____], 20 10

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this __ day of ______, 2010, among Neuberger Berman Income Opportunity Fund Inc., a Maryland corporation (“Target”), Neuberger Berman High Yield Strategies Fund, a Delaware statutory trust (“Old Fund”), and Neuberger Berman High Yield Strategies Fund Inc., also a Maryland corporation (“Acquiring Fund”).  (As used herein, the word “Fund” refers to each of Target, Old Fund, and Acquiring Fund, except as indicated in paragraphs 4.1, 6.3, and 6.4.)

The Funds wish to combine the businesses of Target and Old Fund (each, an “Existing Fund”) and, for valid business reasons, to have Acquiring Fund continue the combined businesses.  To accomplish this objective, the Funds wish to effect two separate reorganizations, each described in section 368(a)(1)1 (each, a “Reorganization”), and each Fund intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the Regulations.  The first Reorganization (“Conversion”) will involve Old Fund’s changing its identity, form, and place of organization through a reorganization described in section 368(a)(1)(F) -- by converting from a Delaware statutory trust to Acquiring Fund, a Maryland corporation (which is being established for the purpose of acquiring such assets and continuing Old Fund’s business) -- by (1) transferring all its assets to Acquiring Fund in exchange solely for Acquiring Fund Stock (as defined below) and Acquiring Fund’s assumption of all of Old Fund’s liabilities, (2) distributing that stock pro rata to Old Fund’s stockholders2 in exchange for their shares in Old Fund and in complete liquidation thereof, and (3) dissolving and terminating Old Fund.  The second Reorganization (“Merger”) will involve (a) Acquiring Fund’s acquisition of all of Target’s assets in exchange solely for Acquiring Fund Stock (and, under certain circumstances, Acquiring Fund’s delivery to Target of cash in lieu of fractional shares of common stock) and Acquiring Fund’s assumption of all of Target’s liabilities, (2) the distribution of that stock (and cash, if applicable) to Target’s stockholders in exchange for their shares of Target and in complete liquidation thereof, and (3) Target’s dissolution, in a reorganization described in section 368(a)(1)(C).  Each Reorganization shall be consummated on the terms and conditions set forth herein.

Consummation of the Merger shall be contingent on consummation of the Conversion, but consummation of the Conversion shall not be contingent on consummation of the Merger.  (For convenience, the balance of this Agreement generally refers only to a single Reorganization -- except, for example, provisions that apply differently to the Conversion and the Merger (or to the “acquired” Fund therein, i.e., Old Fund or Target) or state that they apply only to, or in the case of or with respect to, one or the other Reorganization -- but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein and their stockholders.)

Each Fund’s Board of Trustees/Directors (each, a “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of any Fund, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and, in the case of each Existing Fund, that the interests of its existing stockholders will not be diluted as a result of the Reorganization.

Target’s capital stock is divided into one class of common stock (“Target Common Stock”) and one series of Perpetual Preferred Shares Series A (“Target Preferred Stock”) (collectively, “Target Stock”).  Similarly, Old Fund’s shares of beneficial interest are divided into one class of common shares (“Old Fund Common Shares”) and one series of Perpetual Preferred Shares Series A (“Old Fund Preferred Shares”) (collectively, “Old Fund Shares”).  (The term “Stock,” when used herein without reference to a Fund, applies to Target Stock or Old Fund Shares, as the context requires.)  Acquiring Fund’s capital stock will be divided into one class of common stock

_____________________

1  “Section” references are to the Internal Revenue Code of 1986, as amended (“Code”), unless otherwise noted, and “Treas. Reg. §” references are to the final, temporary, and proposed regulations under the Code (“Regulations”).

2  As used herein, the word “stockholder” (or “stockholders”) refers to a shareholder (or shareholders) of Old Fund and/or a stockholder (or stockholders) of Target or Acquiring Fund, and the word “share” (or “shares”) refers to a share (or shares) of beneficial interest in Old Fund or of stock of Target or Acquiring Fund, as the context requires.

A-1

(“Acquiring Fund Common Stock”) and one series of Perpetual Preferred Shares Series A (“Acquiring Fund Preferred Stock”) (collectively, “Acquiring Fund Stock”).

Each Existing Fund also has issued privately placed notes (“Notes”).  The outstanding Notes issued by Target (each, a “Target Note”) mature in October 2013, and the outstanding Notes issued by Old Fund (each, an “Old Fund Note”) mature in November 2013.  Interest on the Notes is accrued daily and paid quarterly.

In consideration of the mutual promises contained herein, the Funds agree as follows:

1.           PLAN OF REORGANIZATION

1.1.           (a)  The Conversion.  Subject to the requisite approval of Old Fund’s stockholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Old Fund Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --

(1)
issue and deliver to Old Fund (i) the number of full and fractional shares (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) of Acquiring Fund Common Stock equal to the number of full and fractional Old Fund Common Shares then outstanding, and (ii) the number of full shares of Acquiring Fund Preferred Stock equal to the number of full Old Fund Preferred Shares then outstanding, and

(2)
assume all of Old Fund’s liabilities described in paragraph 1.3 (“Old Fund Liabilities”), and pursuant thereto shall issue notes in the same principal amounts as, and having terms substantially identical to, the Old Fund Notes.

(b)  The Merger.  Subject to the requisite approval of Target’s stockholders and the terms and conditions set forth herein, as soon after consummation of the Conversion as is reasonably practicable Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Target Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --

(1)
issue and deliver to Target (i) the number of full and, except as otherwise provided in paragraph 1.7, fractional shares of Acquiring Fund Common Stock (or cash in lieu thereof), determined by dividing Target’s net value (computed as set forth in paragraph 2.1) attributable to the Target Common Stock by the net asset value (“NAV”) of a share of Acquiring Fund Common Stock (computed as set forth in paragraph 2.2), and (ii) the number of full shares of Acquiring Fund Preferred Stock equal to the number of full shares of Target Preferred Stock then outstanding, and

(2)
assume all of Target’s liabilities described in paragraph 1.3 (“Target Liabilities”), and pursuant thereto shall issue notes (together with the notes issued pursuant to paragraph 1.1(a)(2), “Acquiring Fund Notes”) in the same principal amounts as, and having terms substantially identical to, the Target Notes.

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2.           The Old Fund Assets and the Target Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on its books -- Old Fund owns at the Effective Time (as defined in paragraph 3.1) or Target owns at the Valuation Time (as defined in paragraph 2.1), respectively.  (The term “Assets,” when used herein without reference to a Fund, applies to Old Fund Assets or Target Assets, as the context requires.)

1.3.           The Old Fund Liabilities and the Target Liabilities shall consist of all of Old Fund’s or Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time or the Valuation Time, respectively, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at that time, and whether or not specifically

A-2

referred to in this Agreement.  (The term “Liabilities,” when used herein without reference to a Fund, applies to Old Fund Liabilities or Target Liabilities, as the context requires.)  Notwithstanding the foregoing, each Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4.           If the dividends and/or other distributions Target previously paid for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryover, for that year through the Effective Time, then on or immediately before the closing date provided for in paragraph 3.1 (“Closing Date”) for the Merger Target shall declare and pay (i) to the holders of Target Preferred Stock all accumulated due and unpaid dividends and (ii) to the holders of Target Common Stock one or more dividends and/or other distributions in an amount large enough so that, together with such previous distributions and the dividends described in (i), it will have distributed substantially all (and in any event not less than 98%) of that sum.

1.5.           (a)  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the Acquiring Fund Stock it receives pursuant to paragraph 1.1(a)(1), and  Target shall distribute the Acquiring Fund Stock (and, to the extent provided in paragraph 1.7, cash) it receives pursuant to paragraph 1.1(b)(1), to its stockholders of record determined at the Effective Time (each, a “Stockholder”), in proportion to their Old Fund Shares or Target Stock, as the case may be, then held of record and in constructive exchange therefor, and shall completely liquidate.  Each such distribution shall be accomplished by Acquiring Fund’s transfer agent (“Transfer Agent”) opening accounts on Acquiring Fund’s stockholder records in the names of the Stockholders (except, in the case of the Merger, Stockholders in whose names accounts thereon already exist) and crediting each Stockholder’s newly opened or pre-existing account with the respective pro rata number of shares of Acquiring Fund Stock due such Stockholder, by class (i.e., the account for each Stockholder that holds Old Fund Common Shares or Target Common Stock shall be credited with the respective pro rata number of full and fractional (except as provided in paragraph 1.7) shares of Acquiring Fund Common Stock due that Stockholder, and the account for each Stockholder that holds Old Fund Preferred Shares or Target Preferred Stock shall be credited with the respective pro rata number of full shares of Acquiring Fund Preferred Stock due that Stockholder).  All issued and outstanding Old Fund Shares and Target Stock, including any represented by certificates, shall simultaneously be canceled on the respective Existing Fund’s stockholder records.  Acquiring Fund shall not issue certificates representing the Acquiring Fund Stock issued in connection with the Reorganization.  Acquiring Fund shall redeem the Initial Share (as defined in paragraph 6.5) for the price at which it is issued at or before the Closing of the Conversion.

(b)  At the Effective Time (or as soon thereafter as is reasonably practicable), (1) Old Fund shall distribute an Acquiring Fund Note it receives pursuant to paragraph 1.1(a)(2) to each holder of an Old Fund Note on the holder’s surrender thereof and in exchange therefor, and (2) Target shall distribute an Acquiring Fund Note it receives pursuant to paragraph 1.1(b)(2) to each holder of a Target Note on the holder’s surrender thereof and in exchange therefor.

1.6.           Promptly after each Existing Fund’s stockholders approve this Agreement, (a) Target and Acquiring Fund shall jointly file articles of transfer complying with section 3-109 of the Maryland General Corporation Law (Titles 1-3 of the Corporations and Associations Article of the Maryland Code) (“Articles of Transfer”) with the Department of Assessments and Taxation of the State of Maryland (“Department”), and (b) each Fund shall file any other document(s) and take any other action(s) necessary or desirable to enable the Reorganization to be consummated in accordance with the requirements of all applicable law.

1.7           If, but for this paragraph, fractional shares of Acquiring Fund Common Stock would be delivered to Target pursuant to paragraph 1.1(b)(1) and thus distributed to its Stockholders pursuant to paragraph 1.5(a), such fractional shares (except the fractional share the agent for Target’s distribution reinvestment plan (“Plan Agent”) is entitled to receive) (“Non-deliverable Fractional Shares”) shall not be delivered to Target and instead either (a) the Transfer Agent shall aggregate all the Non-deliverable Fractional Shares, sell them on the NYSE Amex, deliver the cash proceeds thereof (net of transaction costs) to Target pursuant to paragraph 1.1(b)(1)(i), and distribute such net proceeds to Target’s Stockholders other than the Plan Agent, on Target’s behalf, in proportion to the fractional shares they otherwise would have been entitled to receive pursuant to paragraph 1.5(a), or (b) Acquiring Fund shall purchase the Non-deliverable Fractional Shares at the NAV per full share of Acquiring

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Fund Common Stock at the Valuation Time, and the Transfer Agent shall distribute the proceeds thereof to such Stockholders, on Target’s behalf, in such proportion.

1.8           As soon as reasonably practicable after distribution of the Acquiring Fund Stock and Acquiring Fund Notes pursuant to paragraph 1.5 and cash in lieu of Non-deliverable Fractional Shares pursuant to paragraph 1.7, if applicable, but in all events within twelve months after the Effective Time, each Existing Fund shall be dissolved (and, in Old Fund’s case, terminated), and any further actions shall be taken in connection therewith as required by applicable law.

1.9.           Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

1.10.           Any transfer taxes payable on issuance of Acquiring Fund Stock in a name other than that of the registered holder on Old Fund’s or Target’s stockholder records of the Old Fund Shares or Target Stock, respectively, actually or constructively exchanged therefor shall be paid by the person to whom that Acquiring Fund Stock is to be issued, as a condition of that transfer.

2.	VALUATION

2.1.           For purposes of paragraph 1.1(b)(1)(i), Target’s net value shall be (a) the value of the Target Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and the declaration of any dividends on the Closing Date for the Merger (“Valuation Time”), using the valuation procedures established by Target’s Board, less (b) the amount of the Target Liabilities at the Valuation Time.

2.2.           For purposes of paragraph 1.1(b)(1)(i), the NAV per share of Acquiring Fund Common Stock shall be computed at the Valuation Time, using the valuation procedures established by Acquiring Fund’s Board.

2.3.           All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Neuberger Berman Management LLC (“Advisor”), in its capacity as each Fund’s administrator.

3.	CLOSING AND CLOSING DATE

3.1.           The Closing Date for the Conversion shall be _______ __, 2010, or another date as to which Old Fund and Acquiring Fund agree.  The Closing Date for the Merger shall be a date as to which Target and Acquiring Fund agree that is no earlier than the latest of (a) the Conversion’s Closing Date, (b) the date the Articles of Transfer are accepted for record by the Department, or (c) a later date specified in the Articles of Transfer not more than 30 days after they are so accepted (which later date must be a day on which the NYSE is open for regular trading (“Business Day”)).  All acts necessary to consummate a Reorganization (“Closing”) shall be deemed to take place simultaneously at 5:00 p.m., Eastern Time, on its Closing Date (“Effective Time”), provided that if the Closings of both Reorganizations occur on the same day, the Effective Time for the Merger shall be immediately after the Conversion’s Effective Time.  (The terms “Closing,” “Closing Date,” and “Effective Time” as used herein apply to the Conversion, the Merger, or both, as the context requires.)  The Closing shall be held at the Funds’ offices or at such other place as to which they agree.

3.2.           (a) Old Fund shall direct the custodian of its assets to deliver at the Closing a certificate (1) verifying that the information (including adjusted basis and holding period, by lot) concerning the Old Fund Assets, including all portfolio securities, transferred by Old Fund to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to such information on Old Fund’s books immediately before the Closing and (2) stating that (i) the Old Fund Assets it holds will be transferred to Acquiring Fund at the Effective Time and (ii) all necessary taxes in conjunction with the delivery of the Old Fund Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

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(b) Target shall direct the custodian of its assets to deliver at the Closing a certificate (1) verifying that the information (including adjusted basis and holding period, by lot) concerning the Target Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to such information on Target’s books immediately before the Closing and (2) stating that (i) the Target Assets it holds will be transferred to Acquiring Fund at the Effective Time and (ii) all necessary taxes in conjunction with the delivery of the Target Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3.           (a) Old Fund shall deliver, or shall have its transfer agent deliver, to Acquiring Fund at the Closing a list of its Stockholders’ names and addresses and the number of full and, in the case of the agent for Old Fund’s distribution reinvestment plan, fractional outstanding Old Fund Shares each such Stockholder owns, at the Effective Time, certified by Old Fund’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  Acquiring Fund shall direct the Transfer Agent to deliver at the Closing a certificate as to the opening of accounts in the names of such Stockholders on Acquiring Fund’s stockholder records.  Acquiring Fund shall issue and deliver to Old Fund a confirmation, or other evidence satisfactory to Old Fund, that the Acquiring Fund Stock to be credited to Old Fund at the Effective Time has been credited to its account on such records.  At the Closing, each of Old Fund and Acquiring Fund shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Fund or its counsel reasonably requests.

(b) Target shall deliver, or shall have its transfer agent deliver, to Acquiring Fund at the Closing a list of its Stockholders’ names and addresses and the number of full and, in the case of the Plan Agent, fractional outstanding shares of Target Stock each such Stockholder owns, at the Effective Time, certified by Target’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  Acquiring Fund shall direct the Transfer Agent to deliver at the Closing a certificate as to the opening of accounts in the names of such Stockholders (except Stockholders in whose names accounts already exist) on Acquiring Fund’s stockholder records.  Acquiring Fund shall issue and deliver to Target a confirmation, or other evidence satisfactory to Target, that the Acquiring Fund Stock to be credited to Target at the Effective Time has been credited to its account on such records.  At the Closing, each of Target and Acquiring Fund shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Fund or its counsel reasonably requests.

3.4.           In the case of the Merger, if at the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of either Target or Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of either such Fund, accurate appraisal of the value of the net assets of either Fund is impracticable, the Closing Date shall be postponed until the first Business Day after the day when trading has been fully resumed and reporting has been restored.

3.5.           Each Fund shall deliver to the other party to its Reorganization at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the Closing Date, to the effect that the representations and warranties it made in this Agreement are true and correct on the Closing Date except as they may be affected by the transactions contemplated hereby.

4.	REPRESENTATIONS AND WARRANTIES

4.1.           Except as otherwise noted, each Existing Fund (each, in this paragraph, a “Fund”) represents and warrants to Acquiring Fund as follows:

(a)
Old Fund is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b)
Target is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation (“Articles”) are on file with the Department;

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(c)
The Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration will be in full force and effect at the Effective Time, and no proceeding has been instituted to suspend such registration;

(d)
At the Effective Time, the Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment therefor, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”), except as previously disclosed in writing to and accepted by Acquiring Fund;

(e)
The Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of Delaware law (in the case of Old Fund) or Maryland law (in the case of Target), the Fund’s Agreement and Declaration of Trust (in the case of Old Fund) or By-Laws or its Articles (in the case of Target) or Target’s By-Laws, as the case may be, or of any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which it is a party or by which it is bound;

(f)
All material contracts and other commitments of the Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of the Fund thereunder will be made, on or before the Closing Date, without the Fund’s or Acquiring Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)
No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby, except as otherwise disclosed to Acquiring Fund;

(h)
The Fund’s Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on December 31, 2009 (in the case of Old Fund), and October 31, 2009 (in the case of Target), have been audited by Ernst & Young LLP, an independent registered public accounting firm, and present fairly, in all material respects, the Fund’s financial condition at the applicable date in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and to the Fund’s management’s knowledge and belief, there are no known contingent liabilities of the Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

(i)
Since December 31, 2009 (in the case of Old Fund), and October 31, 2009 (in the case of Target), there has not been any material adverse change in the Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share or share of Target Stock, as applicable, due to declines in market values of securities the Fund holds or the discharge of the Fund’s liabilities shall not constitute a material adverse change;

(j)
On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due

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or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof; and to the Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)
For each taxable year of its operation (including the taxable year that ends, in the case of the Merger, on the Closing Date), the Fund has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852; from the time the Fund’s Board approves this Agreement (“Approval Time”) through the Effective Time, the Fund will invest its assets in a manner that ensures its compliance with the foregoing; from the Approval Time through the Effective Time, Target will not dispose of and/or acquire any assets (1) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (2) for any other reason except in the ordinary course of its business as a RIC; and the Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)	Target is in the same line of business as Acquiring Fund is in, for purposes of Treas. Reg. § 1.368-1(d)(2), and did not enter into that line of business as part of the plan of reorganization;

(m)
At the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions, (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified its investment objective or any of its investment strategies, policies, risks, or restrictions as part of the plan of reorganization for purposes of Treas. Reg. § 1.368-1(d)(2);

(n)
To the best of Target Fund’s management’s knowledge, at the record date for its stockholders entitled to vote on approval of this Agreement, there was no plan or intention by its stockholders to sell, exchange, or otherwise dispose of a number of shares of Target Stock (or Acquiring Fund Stock to be received in the Merger), in connection with the Merger, that would reduce their ownership of Target Stock (or such Acquiring Fund Stock) to a number of shares that was less than 50% of the number of shares of Target Stock at that date;

(o)
All issued and outstanding Stock is, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Fund; all issued and outstanding Stock will, at the Effective Time, be held by the persons and in the amounts set forth in the records described in paragraph 3.3; and the Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Stock, nor is there outstanding any security convertible into any Stock;

(p)	The Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(q)	The Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(r)
During the five-year period ending on the Closing Date, (1) neither Target nor any person “related” (within the meaning of Treas. Reg. § 1.368-1(e)(4) (“Related”), without regard to Treas. Reg. § 1.368-1(e)(4)(i)(A)) to it will have acquired Target Stock, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Stock or Target Stock, except pursuant to offers to purchase Target Stock that were unrelated to and not in any way connected with either Reorganization, and (2) no distributions will have been made with respect to Target Stock, other than normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

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(s)
Not more than 25% of the value of the Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(t)
The Registration Statement (as defined in paragraph 4.3(a)) (other than written information provided by another Fund for inclusion therein) will, on its effective date, on the Closing Date, and at the time of the Stockholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(u)	The Acquiring Fund Stock is not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof; and

(v)
Old Fund’s Agreement and Declaration of Trust permits Old Fund to vary its stockholders’ investment; and Old Fund does not have a fixed pool of assets -- it is a managed portfolio of securities, and the Advisor has the authority to buy and sell securities for it.

4.2.           Acquiring Fund represents and warrants to each Existing Fund as follows:

(a)	Acquiring Fund is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles are on file with the Department;

(b)
Acquiring Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration will be in full force and effect at the Effective Time, and no proceeding has been instituted to suspend such registration;

(c)
With respect to the Conversion, (1) Acquiring Fund has not commenced operations and will not do so until after the Closing and (2) before the Closing, there will be no (i) issued and outstanding Acquiring Fund Stock, (ii) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Stock, (iii) security convertible into any Acquiring Fund Stock, or (iv) any other securities issued by Acquiring Fund, except the Initial Share;

(d)
No consideration other than Acquiring Fund Stock (and Acquiring Fund’s assumption of the Liabilities and, if applicable, cash in lieu of Non-deliverable Fractional Shares) will be issued in exchange for the Assets in the Reorganization;

(e)
Acquiring Fund is not engaged currently, and its execution, delivery, and performance of this Agreement will not result, in (1) a material violation of its Articles or By-Laws or of any Undertaking to which Acquiring Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Fund is a party or by which it is bound;

(f)
No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)
With respect to the Conversion, Acquiring Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Conversion occurs and it intends to continue to meet all such requirements for the next taxable year; and with respect to the Merger, (1) for each taxable year of its operation (including the taxable year that includes the Closing Date), Acquiring Fund will meet those requirements and will be eligible to and will compute its federal income tax under section

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852, and (2) Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h)
Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Stock, nor is there outstanding any security convertible into any Acquiring Fund Stock;

(i)
Acquiring Fund has no plan or intention to issue additional Acquiring Fund Stock following the Merger (if both Reorganizations are consummated) or the Conversion (if it is the only Reorganization that is consummated) except to the agent for its distribution reinvestment plan; nor does Acquiring Fund, or any person Related to it, have, on the Closing Date, any plan or intention to acquire or purchase -- either directly or through any transaction, agreement, or arrangement with any other person -- any Acquiring Fund Stock issued in the Reorganization, other than pursuant to one or more offers to purchase Acquiring Fund Stock that Acquiring Fund’s Board may approve in the future and that are unrelated to and not in any way connected with either Reorganization;

(j)
Following the Merger, Acquiring Fund (1) will continue Target’s “historic business” (within the meaning of Treas. Reg. § 1.368-1(d)(2)) and (2) will use a significant portion of Target’s “historic business assets” (within the meaning of Treas. Reg. § 1.368-1(d)(3)) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(k)
Acquiring Fund is in the same line of business as Target was in preceding the Merger, for purposes of Treas. Reg. § 1.368-1(d)(2), and did not enter into that line of business as part of the plan of reorganization; following the Merger, Acquiring Fund will continue, and has no intention to change, that line of business; and at the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions, (2) Acquiring Fund will not have modified its investment objective or any of its investment strategies, policies, risks, or restrictions as part of the plan of reorganization for purposes of Treas. Reg. § 1.368-1(d)(2), and (3) Acquiring Fund will have no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Merger;

(l)
There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a statutory or business trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(m)
Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Stock;

(n)	Before or pursuant to the Merger, neither Acquiring Fund nor any person Related to it will have acquired Target Stock with consideration other than Acquiring Fund Stock;

(o)
Assuming the truthfulness and correctness of the representation and warranty in paragraph 4.1(s), immediately after the Reorganization, (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(p)
The Acquiring Fund Stock to be issued and delivered to Target, for the Stockholders’ accounts, pursuant to the terms of this Agreement, (1) will on the Closing Date have been duly authorized and, with respect to the Acquiring Fund Common Stock, duly registered under the federal securities laws and (2) when so

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issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Stock and will be fully paid and non-assessable by Acquiring Fund; and

(q)
The Registration Statement (other than written information provided by the Existing Funds for inclusion therein) will, on its effective date, on the Closing Date, and at the time of the Stockholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.3.           Except as otherwise noted, each Fund participating in a Reorganization represents and warrants to the other Fund participating therein as follows:

(a)
No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) Acquiring Fund’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Common Stock issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Closing Date;

(b)
The fair market value of the Acquiring Fund Stock each Stockholder receives (together with cash in lieu of Non-deliverable Fractional Shares, if applicable) will be approximately equal to the fair market value of its Stock it actually or constructively surrenders in exchange therefor;

(c)
Each of Target and Acquiring Fund represents and warrants to the other Fund that its management (1) is unaware of any plan or intention of Stockholders to sell or otherwise dispose of (i) any portion of their Target Stock before the Merger to any person Related to either Fund or (ii) any portion of the Acquiring Fund Stock they receive in the Merger to any person Related to Acquiring Fund, and (2) does not anticipate dispositions of such Acquiring Fund Stock at the time of or soon after the Merger to exceed the usual rate and frequency of dispositions of shares of Target Stock;

(d)	The Stockholders will pay their own expenses, if any, incurred in connection with the Reorganization;

(e)	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(f)
Immediately after the Conversion, Old Fund’s Stockholders will own all the Acquiring Fund Stock and will own same solely by reason of their ownership of the Old Fund Shares immediately before the Conversion;

(g)
Immediately after the Conversion, Acquiring Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Conversion -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Conversion, plus any liabilities for such expenses; and such excepted assets, together with the amount of all distributions (other than regular, normal dividends) Old Fund made immediately preceding the Conversion, will, in the aggregate, constitute less than 1% of its net assets;

(h)	With respect to the Merger, at the Effective Time, there will be no intercompany indebtedness between Target and Acquiring Fund that was issued or acquired, or will be settled, at a discount;

(i)
Pursuant to the Merger, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Merger; for the purposes of the foregoing, any amounts Target uses to pay dissenters, its reorganization expenses, Stockholders who receive cash, and distributions immediately before the Merger (except (i) dividends and other distributions declared and

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paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax and (ii) regular, normal dividend distributions on the Target Preferred Stock) will be included as assets held thereby immediately before the Merger

(j)
Immediately after the Merger, the Stockholders will not own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c) -- generally, the ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote or at least 50% of the total value of shares of all classes) of Acquiring Fund;

(k)
None of the compensation received by any Stockholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Stock that Stockholder held; none of the Acquiring Fund Stock any such Stockholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and

(l)
Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”).

5.	COVENANTS

5.1.           Each Existing Fund covenants to call a meeting of its stockholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (each, a “Stockholders Meeting”).

5.2.           Each Existing Fund covenants that the Acquiring Fund Stock to be delivered hereunder is not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

5.3.           Each of Target and Old Fund covenants that it will assist Acquiring Fund in obtaining information Acquiring Fund reasonably requests concerning the beneficial ownership of Target Stock and Old Fund Stock, respectively.

5.4.           Each Existing Fund covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Acquiring Fund at the Closing.

5.5.           Each Fund covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6.           Each Fund covenants that it will, from time to time, as and when requested by the other Fund participating in the Reorganization thereof, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund deems necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) the Existing Fund, title to and possession of the Acquiring Fund Stock to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7.           Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

5.8.           Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

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6.	CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at and at such time, and (c) the following further conditions that, at or before such time:

6.1.           All necessary filings shall have been made with the Commission, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Fund’s knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission) either Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties.

6.2.           On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

6.3.           Old Fund and Acquiring Fund (each, in this paragraph, a “Fund”) shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Conversion Tax Opinion”).  In rendering the Conversion Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on (a) the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and (b) the certificates delivered pursuant to paragraph 3.5.  The Conversion Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Conversion in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(a)
Acquiring Fund’s acquisition of the Old Fund Assets in exchange solely for Acquiring Fund Stock and its assumption of the Old Fund Liabilities, followed by Old Fund’s distribution of that stock pro rata to its Stockholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);

(b)
Old Fund will recognize no gain or loss on the transfer of the Old Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Stock and Acquiring Fund’s assumption of the Old Fund Liabilities or on the subsequent distribution of that stock to Old Fund’s Stockholders in exchange for their Old Fund Shares;

(c)	Acquiring Fund will recognize no gain or loss on its receipt of the Old Fund Assets in exchange solely for Acquiring Fund Stock and its assumption of the Old Fund Liabilities;

(d)
Acquiring Fund’s basis in each Old Fund Asset will be the same as Old Fund’s basis therein immediately before the Conversion, and Acquiring Fund’s holding period for each Old Fund Asset will include Old Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Old Fund Asset’s holding period);

(e)	An Old Fund Stockholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for Acquiring Fund Stock pursuant to the Conversion;

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(f)
An Old Fund Stockholder’s aggregate basis in the Acquiring Fund Stock it receives in the Conversion will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for that Acquiring Fund Stock, and its holding period for that Acquiring Fund Stock will include, in each instance, its holding period for those Old Fund Shares, provided the Stockholder holds those shares as capital assets on the Closing Date;

(g)
A holder of an Old Fund Note (or Notes) will recognize no gain or loss on the exchange thereof solely for an Acquiring Fund Note (or Notes) of equal principal amount having substantially identical terms pursuant to the Conversion; and

(h)
For purposes of section 381, Acquiring Fund will be treated just as Old Fund would have been treated if there had been no Conversion.  Accordingly, the Conversion will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by Acquiring Fund as if there had been no Conversion, and the part of Old Fund’s taxable year before the Conversion will be included in New Fund’s taxable year after the Conversion.

Notwithstanding subparagraphs (b) and (d), the Conversion Tax Opinion may state that no opinion is expressed as to the effect of the Conversion on the Funds or any Old Fund Stockholder with respect to any Old Fund Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

6.4.           Target and Acquiring Fund (each, in this paragraph, a “Fund”) shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Merger Tax Opinion”).  In rendering the Merger Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on (a) the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and (b) the certificates delivered pursuant to paragraph 3.5.  The Merger Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Merger in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(a)
Acquiring Fund’s acquisition of the Target Assets in exchange solely for Acquiring Fund Stock (and cash in lieu of Non-deliverable Fractional Shares, if applicable) and its assumption of the Target Liabilities, followed by Target’s distribution of that stock pro rata to its Stockholders (and the distribution of any such cash to its Stockholders entitled thereto) actually or constructively in exchange for their Target Stock, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);

(b)
Target will recognize no gain or loss on the transfer of the Target Assets to Acquiring Fund in exchange solely for Acquiring Fund Stock (and cash, if applicable) and Acquiring Fund’s assumption of the Target Liabilities or on the subsequent distribution of that stock (and cash, if applicable) to Target’s Stockholders in exchange for their Target Stock;

(c)	Acquiring Fund will recognize no gain or loss on its receipt of the Target Assets in exchange solely for Acquiring Fund Stock (and cash, if applicable) and its assumption of the Target Liabilities;

(d)
Acquiring Fund’s basis in each Target Asset will be the same as Target’s basis therein immediately before the Merger, and Acquiring Fund’s holding period for each Target Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating a Target Asset’s holding period);

(e)
A Target Stockholder will recognize no gain or loss on the exchange of all its Target Stock for Acquiring Fund Stock pursuant to the Merger, except to the extent the Stockholder receives cash in lieu of a Non-deliverable Fractional Share;

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(f)
A Target Stockholder’s aggregate basis in the Acquiring Fund Stock it receives in the Merger will be the same as the aggregate basis in its Target Stock it actually or constructively surrenders in exchange for that Acquiring Fund Stock, and its holding period for that Acquiring Fund Stock will include, in each instance, its holding period for that Target Stock, provided the Stockholder holds that stock as a capital asset on the Closing Date; and

(g)
A holder of a Target Note (or Notes) will recognize no gain or loss on the exchange thereof solely for an Acquiring Fund Note (or Notes) of equal principal amount having substantially identical terms pursuant to the Merger.

Notwithstanding subparagraphs (b) and (d), the Merger Tax Opinion may state that no opinion is expressed as to the effect of the Merger on the Funds or any Target Stockholder with respect to any Target Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

6.5           Before the Closing of the Conversion, Acquiring Fund’s Board shall have authorized the issuance of, and Acquiring Fund shall have issued, one share of Acquiring Fund Common Stock (“Initial Share”) to the Advisor or an affiliate thereof in consideration of the payment of a reasonable offering price, as determined by that Board, to vote on the management and sub-advisory agreements and other agreements and plans referred to in paragraph 6.6 and to take whatever other action it may be required to take as Acquiring Fund’s sole stockholder.

6.6.           With respect to the Conversion, Acquiring Fund shall have entered into, or adopted, as appropriate, a management agreement, a sub-advisory agreement, and other agreements and plans necessary for Acquiring Fund’s operation as a closed-end investment company.  Each such agreement shall have been approved by Acquiring Fund’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its directors who are not “interested persons” (as defined in the 1940 Act) thereof and by the Advisor or its affiliate as Acquiring Fund’s sole stockholder.

6.7.           At any time before the Closing, any Fund may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.3 or 6.4, as applicable) if, in the judgment of its Board, such waiver will not have a material adverse effect on its stockholders’ interests.

7.	EXPENSES

Subject to complying with the representation contained in paragraph 4.3(j), each Existing Fund shall bear $200,000 of the first $400,000 of Reorganization Expenses and the Advisor shall bear all the Reorganization Expenses in excess of that amount.  The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund’s prospectus and each Existing Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding stockholders meetings.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization in which it participates from qualifying as a tax-free reorganization.

8.	ENTIRE AGREEMENT; NO SURVIVAL

No Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among the Funds.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

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9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1.           By any Fund (a) in the event of another Fund’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before ________, 2010, or such other date as to which the Funds agree; or

9.2.           By the Funds’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, no Fund (nor its trustees/directors, officers, or stockholders) shall have any liability to either other Fund.

10.	AMENDMENTS

The Funds may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s or Target’s stockholders’ approval thereof; provided that, in either case, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the relevant Stockholders’ interests.

11.	MISCELLANEOUS

11.1.           This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3.           Notice is hereby given that this instrument is executed and delivered on behalf of Old Fund’s trustees solely in their capacities as trustees and not individually.  Each Fund’s obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or stockholders but are only binding on and enforceable against its property.  Each Fund, in asserting any rights or claims under this Agreement, shall look only to the other Fund’s property in settlement of such rights or claims and not to such trustees/directors, officers, or stockholders.

11.4.           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Funds.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.5           Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

By:           ____________________________

Name:     ____________________________
President and Chief Executive Officer

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND

By:          _____________________________

Name:     _____________________________
President and Chief Executive Officer

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.

By:          _____________________________

Name:     _____________________________
President and Chief Executive Officer

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APPENDIX B

RISKS OF INVESTING IN THE FUNDS

The Funds have the same investment objective and substantially similar principal investment policies, invest in substantially similar principal markets and present substantially similar general risks.  Below are the primary risks of investing in New NHS (as used below, the “Fund”).  The same general risks apply to NHS and NOX.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund.

Investment Risk

An investment in the Fund is subject to investment risk, including possible loss of the entire amount that you invest.

Market Risk

Your investment represents an indirect investment in high-yield debt securities owned by the Fund, substantially all of which are traded in the over-the-counter markets. The prices of the securities in which the Fund will invest will fluctuate from day to day, sometimes rapidly and unpredictably, and may—either in the near term or over the long run—decline in value. The value of your investment may be affected by a decline in financial markets in general. The Fund’s use of leverage magnifies market risks.

Credit Risk

The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or distributions.

If rating agencies lower their ratings on debt securities in the Fund’s portfolio, the value of those obligations could decline, which could negatively impact the rating agencies’ ratings of any Preferred Stock or Notes and increase the dividend rate or interest rate that the Fund must pay on Preferred Stock or Notes. Even if an issuer does not actually default, adverse changes in the issuer’s financial condition or other factors affecting an issuer directly, such as management changes, labor relations, financial leverage, collapse of key suppliers or customers or material changes in overhead, may negatively affect its credit rating or presumed creditworthiness. These developments, along with factors affecting the industry in which a particular issuer operates, such as competition or technological advances, would adversely affect the market value of the issuer’s obligations and, correspondingly, the net asset value of the Fund.

Risks of Investing in Below Investment Grade Securities

Below investment grade debt securities (also called “high-yield debt securities”) are commonly referred to as “junk bonds.”  Investment in high yield debt securities involves substantial risk of loss.  Below investment grade debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The principal amount of below investment grade debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade debt securities for corporate financing.  Issuers of below investment grade debt securities may be highly leveraged and may not have available to them more traditional methods of financing.  An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.  If interest rates rise sharply, the number of defaults by below investment grade debt securities is likely to increase.

The prices of below investment grade securities have been found to be less sensitive to interest rate changes than investment grade investments but more sensitive to adverse economic downturns or individual corporate developments.  Since investors generally perceive that there are greater risks associated with below investment grade securities, the yields and prices of such securities may tend to fluctuate more than those for investment grade securities.  In the below investment grade segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in investment grade segments of the debt securities market, resulting in greater yield and price volatility.

If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery.  In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations.  In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary markets in which below investment grade securities are traded may be less liquid than the market for investment grade securities.  There are fewer dealers in the market for below investment grade securities than investment grade obligations.  The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher-quality instruments.  Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund.  Valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may decrease the values and liquidity of below investment grade securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Interest Rate Risk

Interest rate risk is the risk that fixed-income investments, such as corporate and other debt securities, preferred shares, U.S. government obligations and, to a lesser extent, dividend-paying common stocks such as REIT common shares will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund’s investment in such securities means that its net asset value will tend to decline if market interest rates rise. Because the Fund’s portfolio maturity is initially expected to be within the intermediate range (2 to 7 years), the net asset value of the Fund and the market price of Common Stock is likely to fluctuate more in response to changes in interest rates than if the Fund invested primarily in short-term debt securities. Because investors generally look to REITs for a stream of income, and because many REITs are leveraged, the prices of REIT shares may be more sensitive to changes in interest rates than are other equity securities.

The Fund’s use of leverage magnifies the interest rate risks.  The Fund intends to use interest rate swaps, interest rate caps, futures contracts and options on futures contracts to help control interest rate risks.

Reinvestment Risk

Income from the Fund’s investments in high-yield corporate debt securities will decline if and when the Fund invests the proceeds from matured, traded or called debt securities at market interest rates that are below the Fund’s current earnings rate. A decline in income could affect the Fund’s overall return.

Call Risk

Some debt and preferred securities allow the issuer to call them for early repayment.  Issuers of such securities will often call them when interest rates are low.  To the extent this occurs, the Fund may not benefit fully from the increase in market value that other debt securities experience when rates decline.  In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which are lower than those paid by the callable security that was paid off.

Extension Risk

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.

Variable and Floating Rate Risk

The Fund may invest in variable and floating rate securities that provide for adjustment in the interest rate paid on the securities on a periodic basis or where there is a change in a specified reference rate. These interest rate reset features may result in a reduction in the interest payable to the Fund with respect to floating rate and variable rate securities if interest rates fall.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties in connection with certain types of investment transactions, including transactions in options and other derivatives (such as interest rate and credit default swaps). If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Risks of Leveraged Structure

Leverage Risk. It is expected that New NHS will have Preferred Stock and Notes outstanding after the Reorganization.  NHS and NOX each have Preferred Stock and Notes outstanding.  Assuming such Preferred Stock and Notes are outstanding, the Fund’s leveraged capital structure would create special risks not associated with unleveraged funds having a similar investment objective and policies.  These include the possibility of higher volatility of the Fund’s net asset value and the asset coverage of Preferred Stock and Notes. There can be no assurance that the Fund’s leveraging strategies involving Preferred Stock or Notes or derivatives will be successful. While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future.

The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. The shares of other investment companies are subject to the management fees and other expenses of those funds. Therefore, investments in other investment companies will cause the Fund to bear proportionately the costs incurred by the other investment companies’ operations. If these other investment companies engage in leverage, the Fund, as a stockholder, would bear its proportionate share of the cost of such leveraging.

Because the fee paid to the Manager is calculated on the basis of the Fund’s Managed Assets (which includes the liquidation preference of Preferred Stock and the principal value of the Notes), the fee will be higher when leverage is utilized, giving the Manager an incentive to favor the use of leverage.

Preferred Stock and Notes typically pay dividends or interest based on short-term interest rates. The proceeds of Preferred Stock and Notes would be used to buy portfolio securities that pay interest based on intermediate- and long-term yields.  These interest payments are typically, although not always, higher than short-term interest rates. High-yield debt securities, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, distributions rates on Preferred Stock and interest rates on Notes may rise so that the amount of distributions to be paid to holders of Preferred Stock and the amount of interest to be paid to holders of Notes exceed the income from the portfolio securities.  Because income from the Fund’s entire investment portfolio would be available to pay distributions on Preferred Shares and interest on Notes, however, dividend rates on Preferred Stock and interest rates on Notes would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on Preferred Stock and interest on Notes would be jeopardized.  If long-term interest rates rise, this could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Stock and Notes. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

Ratings and Asset Coverage Risk.  In order to obtain a rating of Aaa or AAA from a rating agency, the Fund must satisfy certain asset coverage and diversification requirements.  While a rating agency assigns a rating of Aaa or AAA to Preferred Stock or Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Stock or Notes. A rating agency could downgrade any Preferred Stock or Notes issued by the Fund, which would result in higher dividend rates or interest rates. If a rating agency downgrades Preferred Stock or Notes, the Fund may alter its portfolio or redeem Preferred Stock or pre-pay Notes, if appropriate, to address rating agency concerns.

In certain circumstances the Fund may not earn sufficient income from its investments to pay dividends on Preferred Stock or interest on Notes.  The value of the Fund’s investment portfolio may decline, reducing the asset coverage for Preferred Stock or Notes.  The Fund may be forced to redeem Preferred Stock or pre-pay Notes to meet regulatory requirements or may voluntarily redeem Preferred Stock or pre-pay Notes in certain circumstances.

Payment Restrictions.  The Fund may not declare or pay any dividends or other distributions on Preferred Stock or Common Stock unless it satisfies certain conditions.  These prohibitions on the payment of dividends or other distributions might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes.  The Fund intends to redeem Preferred Stock or pre-pay Notes if necessary to comply with the asset coverage requirements.  There can be no assurance, however, that such redemptions or pre-payments can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code.

Decline in Net Asset Value Risk.  A material decline in the Fund’s net asset value may impair its ability to maintain required levels of asset coverage.  For a description of risks affecting the Fund, please see the risks in this section.

An investment in Preferred Stock and Notes is also subject to, among other risks, stock market risk, interest rate risk, credit risk, inflation risk, liquidity risk and derivatives risk.

Convertible Security Risk

Convertible securities generally offer lower interest or dividend yelds than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock.  As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks.  In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company’s common stockholders.  Consequently, an issuer’s convertible securities generally entail less risk than its common stock.  However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.  In addition, contingent payment convertible securities allow the issuer to claim deductions based on its non-convertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

Direct Debt Instruments Risk

Direct debt includes interests in bank loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The direct debt in which the Fund may invest may be rated below investment grade by S&P or Moody's (BB or lower by S&P or Ba or lower by Moody's) or, if unrated by either of those entities, considered by the Manager to be of comparable quality. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.  Consequently, the value of direct debt instruments held by a Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment.

Corporate Loans Risk.  The secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risks relating to liquidity and pricing.  By purchasing a participation interest (which represent interests in loans made by a third party), the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Unlike a direct interest in a loan, ownership of a participation interest typically gives the Fund a contractual relationship only with the lender, and not with the borrower. In such cases, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender that sold the participation and only if such lender receives payment from the borrower. In addition, the Fund may not be able to exercise any remedies that the lender would have under the corporate loan if the Fund buys a participation interest. Participation interests are designed to give corporate loan investors preferential treatment over investors in an issuer’s high yield debt securities in the event the credit quality of the issuer deteriorates. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full.

Bank Loans Risk, Bank loans are generally subject to legal or contractual restrictions on resale.  Bank loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for bank loan interests and it may be difficult for a Fund to value bank loans.  Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly.

Asset-Backed Securities Risk

The investment characteristics of asset-backed securities (including mortgage-backed securities) differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. Thus, asset-backed securities (including mortgage-backed securities) are subject to prepayment risk and to extension risk to a greater degree than many other fixed income securities.  Because mortgage derivatives and structured securities have embedded leverage features, small changes in interest rates or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts and swap agreements, and may engage in short sales for hedging purposes or to seek to enhance its returns. The Fund may use derivatives as a substitute for taking a position in an underlying high yield security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as illiquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by holders of Preferred Stock on distributions made to them. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Interest Rate Transactions Risk

The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.

Risks of Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations

Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments.  This means that when interest rates fall, the values of zero coupon securities rise more rapidly than securities paying interest on a current basis.  However, when interest rates rise, their value falls more dramatically.  Other OID securities and pay-in-kind securities also are subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current distributions of interest in cash.

Because federal tax law requires that accrued OID and “interest” on pay-in-kind securities be included currently in the Fund’s income, the Fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities or short-term borrowing.  The Fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares would ultimately be reduced as a result.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of payments at future dates.  As a result of inflation, the real value of the Preferred Stock and distributions can decline.  In addition, during any periods of inflation, the cost of any variable-rate leverage would likely increase, which would tend to further reduce the overall performance of the Fund.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.  Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk

The prices of illiquid securities tend to be volatile and may not be readily ascertainable. The Fund may not be able to sell illiquid securities when it desires to do so or to sell such securities at prices equal to the values used in calculating the Fund’s net asset value. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. In addition, the Fund may hold restricted securities and may be prohibited from disposing of such illiquid securities for a specified period of time. Restricted securities may sell at a price lower than, and may entail registration expenses and other costs that are higher than those for, similar securities that are not subject to restrictions on resale. Similar risks are associated with certain derivatives in which the Fund may invest.

Foreign Securities Risk

The prices of foreign securities may be affected by factors not present in U.S. markets, including:

•
Currency exchange rates. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

•
Foreign political, social, and economic conditions. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

•
Regulations. Foreign companies and market participants generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

•	Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.
•	Taxation. Non-U.S. withholding and other taxes may decrease the Fund’s return.

Economies and social and political climates in individual countries may differ unfavorably from the United States.  Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions.  Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.  Unanticipated political and social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Equity Securities Risk

Investments in equity securities entail substantial risks. The values and prices of equity securities depend on business, economic and other factors affecting those issuers. The values and prices of equity securities may fluctuate substantially, often based on factors unrelated to the value of the issuer of the securities. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns.

Terrorism Risks

Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war in Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.  High yield debt securities tend to be more volatile than investment grade debt securities.  Thus, these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield debt securities in the Fund’s portfolio than on investment grade debt securities.

Recent Market Conditions

Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Securities in which the Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell such investments, the Fund may suffer a loss.

Government Intervention in Financial Markets

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. The Manager will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions

The Fund’s Articles and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund.  If the Fund were converted to open-end status, the Fund would have to redeem the Preferred Stock and pre-pay Notes.

APPENDIX C

INVESTMENT STRATEGIES OF THE FUNDS

The Funds have the same investment objective and substantially similar principal investment policies, invest in substantially similar markets and present substantially similar general risks.  Except as noted, below are the investment strategies of New NHS.  NHS and NOX have substantially similar investment strategies.

Investment Strategies and Portfolio Parameters

High Yield Debt Securities. High yield debt securities are rated below investment grade by a rating agency, or are unrated debt securities determined to be of comparable quality by the Manager, at the time of purchase. Debt securities rated below investment grade are commonly referred to as “high yield securities” or “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are potentially less liquid, especially during periods of economic uncertainty or change than higher rated debt securities. [For purposes of the Fund’s investment policies relating to credit quality, if a security receives different ratings from two or more nationally recognized securities rating organizations, the Fund will use the rating chosen by the Manager as most representative of the security’s credit quality.]

Although the Fund may invest in debt securities having a broad range of maturities, the average portfolio maturity of the Fund is initially expected to be within the intermediate range (2 to 7 years) and will vary over time, based on the judgment of the Manager.

Direct Debt Instruments. Direct debt includes interests in bank loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments. The direct debt instruments in which the Fund may invest may be rated below investment grade or, if unrated by either of those entities, considered by the Manager to be of comparable quality. Direct debt determined to be below investment grade will be included in the Fund’s calculation of its 80% investment in high yield debt securities. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates.

Corporate Loans. The Fund may invest in corporate loans, including various types of direct obligations of corporate borrowers and loan participations. Corporate loans may be of investment grade quality or below investment grade quality, as determined by the Manager. Corporate loans determined to be below investment grade will be included in the Fund’s calculation of its 80% investment in high yield securities. Corporate loans in which the Fund may invest will primarily consist of direct obligations of borrowers. The Fund may invest in corporate loans at origination as a co-lender or may acquire loans in the secondary market by purchasing participations in, assignments of or novations of corporate loans. Many corporate loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would fully satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Like debt securities, corporate loans involve a risk of loss in case of default or insolvency of the borrower, however, they may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in corporate loans are not regulated by federal securities laws or the SEC.

As in the case of other high yield investments, corporate loans may be rated in the lower rating categories of rating agencies (Ba or lower by Moody’s or BB or lower by S&P or Fitch), or may be unrated investments determined by the Manager to be of comparable credit quality. Lower rated corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the borrowers will repay principal or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, such as the prime rate of a U.S. bank. Thus, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of fixed rate, debt obligations as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for high yield debt securities and, therefore, presents increased risk relating to liquidity and pricing. By purchasing a participation interest in a loan, the Fund will acquire some or all of the interest of a bank or other lending institution in a loan to a borrower.

Bank Loans. Bank loans, which are a type of a direct debt instrument, are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The bank loans in which the Fund invests may be structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Asset-Backed Securities. The Fund may invest in asset-backed securities, including mortgage-backed securities. These securities entitle the holders to receive payments that depend primarily on the cash flow from, or market value of, a specified pool of financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the asset-backed securities. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided.

The underlying financial assets (such as loans) may be subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Equity Securities. The Fund may invest in equity securities, including common stocks, preferred stocks, depositary receipts, warrants and rights. Equity securities generally represent an ownership interest in a company or the right to purchase such an interest. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of equity securities held by the Fund.

Convertible Securities. The Fund may invest in bonds and preferred stocks that are convertible into equity securities. Depending on the relationship of the conversion price of a convertible security to the market value of the underlying equity security into which it may be converted, convertible securities may trade more like equity securities than debt securities.

Preferred Stocks. The Fund may invest in preferred stocks. Shares of preferred stock are equity securities, but they have many characteristics of debt securities, such as a fixed dividend payment rate and a liquidation preference over the issuer’s common shares. Because shares of preferred stock are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the debt securities in which the Fund invests.

Structured Securities. The Fund may invest in structured securities. The interest rate or the principal amount payable upon the maturity or redemption of those securities may increase or decrease based on reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“References”) or the relative change in values of two or more References. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a complete loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of risk than other types of fixed income securities.

Derivatives. The Fund may invest in derivatives. A derivative is a financial instrument the value of which is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may, but is not required to, use various types of derivatives as a hedge against adverse changes in securities prices, interest rates or foreign currency exchange rates; or as a substitute for purchasing or selling securities. Use of derivatives is generally accepted as an appropriate portfolio management practice. These instruments are regularly used by many mutual funds and other institutional investors. Although the Manager may use derivatives to further the Fund’s investment objective, no assurance can be given that it will be successful or that this result will be achieved.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, foreign currencies and securities indices. It may also purchase and sell financial futures contracts (and options thereon) and enter into various other types of transactions in derivatives, such as swaps, caps, floors or collars. These transactions may include the use of interest rate swaps (to hedge against adverse changes in interest rates affecting securities held by the Fund, dividends payable on any preferred stock issued by the Fund or interest payable on the Fund’s borrowings) and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally intends to use derivatives as a portfolio management or hedging technique in seeking: to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio; to facilitate the sale of certain securities for investment purposes; to manage the effective interest rate exposure of the Fund or the effective maturity or duration of the Fund’s portfolio; or to establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. These transactions may include the use of derivatives, such as interest rate swaps, to hedge against adverse changes in interest rates affecting dividends payable on any preferred stock issued by the Fund or payable on borrowings by the Fund. See “Interest Rate Transactions.”

Derivatives have risks, including risks arising from the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the possible liquidity of positions. Furthermore, the ability to use derivatives successfully depends on the Manager’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or at prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may require that the Fund hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes. The Fund may invest up to 10% of its Managed Assets in credit default swaps, as measured by the notional amounts of the swaps. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the Fund’s aggregate exposure under the credit default swaps of which it is the seller, marked-to-market on a daily basis. The Fund will not enter into a credit default swap in which it is the seller if, as a result, the notional amount of all such swaps would exceed 10% of the Fund’s Managed Assets. Credit default swaps are contracts in which one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of that obligation. The Fund’s obligation as the seller of a credit default swap will be subject to the leverage limitations of the 1940 Act, unless the Fund segregates assets in the form of cash or liquid investments in an amount marked-to-market on a daily basis equal to its obligation under the swap. The Manager currently considers credit default swaps to be illiquid.

A more detailed discussion of derivatives and their risks is contained in the Fund’s SAI.

U.S. Government Securities. U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration,

Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, they may be regarded as illiquid.

Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the 1940 Act (or any rule, order or other relief thereunder). These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including management, advisory and other fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under policies adopted by the Fund’s board of trustees (the “Board of Trustees”), the Manager reviews and monitors the creditworthiness of institutions that enter into repurchase agreements with the Fund. The counterparty’s obligation under a repurchase agreement are collateralized with U.S. Treasury or agency obligations with a market value of not less than 100% of the obligation, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Fund, Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following any future offering of additional preferred stock or notes or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of Affiliated Money Market Funds or bonds or other debt securities. Doing so may help the Fund avoid losses but may mean lost opportunities for the Fund to achieve its investment objective. A reasonable start up period following any offering generally would not exceed three months.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including Affiliated Money

Market Funds. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

Cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. When assets are invested in an Affiliated Money Market Fund, NB Management waives a portion of its investment advisory fee on the Fund equal to the advisory fee paid on those assets by the Affiliated Money Market Fund.

Securities Lending. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund may invest such cash collateral in Affiliated Money Market Funds, subject to the policies discussed above under “Cash Positions.” (Because the collateral received by the Fund is not considered a part of Managed Assets for purposes of calculating the Fund’s advisory fee, there is no waiver of the advisory fee for collateral invested in an Affiliated Money Market Fund.) The Fund will not lend portfolio securities representing more than one-third of its total assets.

Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly, or if the Fund is prevented from disposing promptly of the collateral in the event the borrower defaults.

Portfolio Turnover. The Fund may engage in portfolio trading when the Manager considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Manager , investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund’s realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See “Tax Matters.”

Investment Approach

The Manager takes a disciplined approach to high yield investing on behalf of the Fund by attempting to maintain a portfolio that is diversified across issuers and by investing in a range of industry sectors and maturities. The Manager believes that significant opportunities for enhancing return occur at turning points in the economic cycle when spreads are likely to be more volatile. The Manager seeks to anticipate spread movements in response to changes in economic conditions, industry fundamentals, issuer specific financial performance and other issuer specific factors. Investment decisions are based on analysis of historical spread relationships, break-even yield spread analysis and total return projections.

The Fund’s portfolio is invested across industry sectors. The Manager varies the weightings of different industry sectors within the Fund’s portfolio in pursuing the Fund’s investment objective. At the time of purchase, the maximum weighting of any industry sector generally does not exceed the lesser of three times the weight of that industry sector’s representation in the overall high yield debt market (as determined by the Manager) or 30% of the Fund’s Managed Assets. The Manager’s outlook for the global economy, in conjunction with fundamental credit and industry research, forms the basis for decisions regarding the Fund’s sector weightings.

The Manager has developed a global economic outlook that takes into consideration such areas as financial conditions and regulatory environments around the world. By assessing areas of economic growth, the Manager is able to alter industry and quality weightings, and portfolio holdings, in a manner that it believes most appropriate for different phases of the economic cycle.

The Manager conducts proprietary credit research to select individual issues. The goal is to enhance returns by purchasing securities that exhibit improving credit fundamentals and avoiding those that experience deterioration in their credit quality. The Manager seeks to minimize defaults in the Fund’s portfolio. As such, research focuses on both the upside potential and the downside risk associated with each investment.

Independent of the credit rating by rating agencies, the Manager evaluates securities according to its own rating system. This system includes both quantitative and qualitative measures. The Manager ‘s proprietary rating system assigns a rating based on a quantitative analysis of an issuer’s credit statistics relative to other issuers within the same industry. The assigned rating also takes into consideration qualitative factors, including industry trends, management’s track record, the legal and regulatory environment, liquidity and the issuer’s growth trends and access to capital. Once a rating is determined, the Manager estimates the appropriate interest rate spread and will analyze the total return implications under a range of scenarios that reflect the issuer’s growth prospects. The Fund purchases the most promising issues based on these fundamental valuation techniques.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of leverage, the Fund may enter into interest rate swap or cap transactions for purposes of protecting itself from increasing dividends payable on its Preferred Stock or increasing interest payable on its Notes. Such interest rate swaps involve the Fund’s agreement with a counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the dividends or interest rate payable by the Fund on preferred stock or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap.

Interest rate caps are swaps that would entitle the Fund to receive from a counterparty, if a referenced interest rate exceeds a specified rate, payments of the difference based on the notional amount of such cap. The Fund may also use interest rate swaps and caps to hedge its portfolio holdings of debt securities or to protect against increases in the prices of debt securities that the Manager anticipates purchasing for the Fund. There can be no assurance, however, that the Fund will use interest rate swaps or caps.

A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value attributable to Common Stock. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Common Stock. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund’s fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the Common Stock. On the other hand, if such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the Common Stock. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

Interest rate caps could enhance the performance of the Common Stock by providing a ceiling to all or part of the Fund’s leverage expense during the terms of the cap. However, interest rate caps could also increase the operating expenses of the Fund and adversely affect the performance of the Common Stock in the event that the premium paid by the Fund exceeds the additional amounts the Fund would have been required to pay on its preferred stock or borrowings due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement.

In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund’s fixed rate of payment on the swap, the swap will increase the Fund’s operating expenses and reduce common stock net earnings. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund’s fixed rate of payment on the interest rate swap, the swap would enhance common stock net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund’s cost of leverage due to changes in short-term interest rates during the term of the swap.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred stock or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Stock.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Stock.

The Fund may choose or be required to redeem some or all of its preferred stock or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps and caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily, or will treat the transaction as a senior security for purposes of applicable 1940 Act limitations. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

APPENDIX D

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

New NHS Stock and NOX Stock have the same features since both Funds are Maryland corporations.  The authorized capital stock of New NHS is 1,000,000,000 shares of capital stock, par value $0.0001 per share, and the authorized capital stock of NOX is 1,000,000,000 shares of capital stock, par value $0.0001 per share. NHS Shares have somewhat differing features since it is a Delaware statutory trust.  NHS has authorized an unlimited number of shares of capital stock, no par value per share.  The following table presents the number of shares of (i) capital stock authorized for each class of each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of [____], 2010:

Fund	Amount Authorized	Amount Outstanding as of [_____], 2010
New NHS
Common Stock	[___]	[___]
Preferred Stock	[___]	[___]
NHS
Common Shares	[___]	[___]
Preferred Shares	[___]	[___]
NOX
Common Stock	[___]	[___]
Preferred Stock	[___]	[___]

Additional information about each Fund’s Stock appears below in this section.

DESCRIPTION OF COMMON STOCK

New NHS and NOX

The following is a brief description of the terms of New NHS’s and NOX’s Common Stock.  There are no material differences between the rights of holders of New NHS Common Stock and NOX Common Stock.

The New NHS Common Stock to be issued in the Reorganization will be, when issued, fully paid and nonassessable.  The outstanding Common Stock of NOX is fully paid and nonassessable.  The Common Stock of New NHS and NOX has no preemptive or conversion rights or rights to cumulative voting. Each share of Common Stock of New NHS and NOX is entitled to one vote per share.

The Common Stock of New NHS and NOX have equal rights to the payment of dividends and the distribution of assets upon liquidation.  New NHS and NOX may not declare distributions on Common Stock of New NHS and NOX unless all accrued dividends on the Fund’s Preferred Stock and interest on the Fund’s Notes have been paid, and unless asset coverage (as defined in the 1940 Act) (a) with respect to Fund’s Preferred Stock would be at least 200% after giving effect to the distributions and (b) with respect to the Fund’s Notes would be at least 300% after giving effect to the interest.

The New NHS Common Stock is expected to be listed on the [NYSE Amex][NYSE] under the trading or “ticker” symbol “NHS.”  The NOX Common Stock is listed on the NYSE Amex under the trading or “ticker” symbol “NOX.” New NHS and NOX each intend to hold annual meetings of stockholders so long as its Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. Each Fund must continue to meet the [NYSE Amex][NYSE] requirements in order for its Common Stock to remain listed.  If the Reorganization is approved, NOX will not hold an annual meeting of stockholders in 2011 or thereafter.

NHS

The following is a brief description of the terms of NHS’s Common Shares.

The outstanding NHS Common Shares are fully paid and nonassessable.  NHS Common Shares have no preemptive or conversion rights or rights to cumulative voting. Each NHS Common Share is entitled to one vote for each dollar or net asset value per share.

NHS Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation.  NHS may not declare distributions on the NHS Common Shares unless all accrued dividends on NHS Preferred Shares and interest on NHS’s Notes have been paid, and unless asset coverage (as defined in the 1940 Act) (a) with respect to NHS Preferred Shares would be at least 200% after giving effect to the distributions and (b) with respect to NHS’s Notes would be at least 300% after giving effect to the distributions.

NHS Common Shares are listed on the NYSE under the trading or “ticker” symbol “NHS.”  NHS intends to hold annual meetings of stockholders so long as NHS Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. NHS must continue to meet the NYSE requirements in order for NHS Common Shares to remain listed.  If the Reorganization is approved, NHS will not hold an annual meeting of shareholders in 2011 or thereafter.

DESCRIPTION OF PREFERRED STOCK

The following is a brief description of the terms of each Fund’s Preferred Stock,. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Stock in each Fund’s governing documents.

General

Under the governing documents of each Fund, the Board is authorized to classify or reclassify any unissued shares of capital stock without a stockholder vote into one or more classes of preferred or other stock. The Preferred Stock of each Fund has, or will have, a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared by the Fund, but excluding interest thereon).

The Preferred Stock of each Fund ranks on a parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation.  All New NHS Preferred Stock and NOX Preferred Stock carry one vote per share on all matters on which such shares are entitled to be voted. All NHS Preferred Stock carries one vote per dollar of liquidation preference on all matters on which such shares are entitled to be voted. The New NHS Preferred Stock to be issued in the Reorganization will be, when issued, fully paid and nonassessable.  The outstanding Preferred Stock of NHS and NOX are fully paid and nonassessable.  Preferred Stock has no preemptive, exchange, conversion or cumulative voting rights.  If the net assets of a Fund increase, the Fund may offer additional shares of preferred stock to maintain the leverage ratio of the Fund.  The Preferred Stock is subject to optional and mandatory redemption.

Dividends

General. Any dividend payment made on Preferred Stock of each Fund shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular dividend payment date, to the holders of the Preferred Stock of each Fund.  Dividends on Preferred Stock of each Fund are payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund’s governing documents and applicable law.

Restriction on Dividends and Other Distributions. Generally, while any Preferred Stock is outstanding, a Fund may not declare, pay or set apart for payment any dividend or other distribution in respect of its Common Stock (other than in additional Common Stock or rights to purchase Common Stock) or repurchase any of its

Common Stock (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation) unless certain asset coverage requirements have been satisfied.

Generally, a Fund will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Stock unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on Preferred Stock through its most recent dividend payment date. However, when a Fund has not paid dividends in full on Preferred Stock through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Stock through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Stock and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Stock and such other class or series of shares bear to each other.

Redemption

In the event a Fund does not timely cure a failure to maintain certain asset coverage ratios, its Preferred Stock will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the governing documents and applicable law at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to (but not including) the date fixed for redemption.  A Fund, at its option, may redeem Preferred Stock, in whole or in part, out of funds legally available therefor.

Liquidation

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the Preferred Stock of each Fund with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Preferred Stock then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to holders of Preferred Stock of the full preferential amounts provided for as described herein, holders of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Fund.

None of the sale of all or substantially all of the property or business of either Fund, the merger or consolidation of either Fund into or with any other corporation, or the merger or consolidation of any other corporation into or with either Fund, shall be a liquidation, dissolution or winding up of the affairs, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Voting Rights

Except as otherwise provided in this section or as otherwise required by law, holders of Preferred Stock have equal voting rights with holders of Common Stock and holders of any other shares of preferred stock of the Fund (one vote per share) and vote together with holders of Common Stock and holders of any other shares of preferred stock of the Fund as a single class.

Holders of outstanding preferred stock, including Preferred Stock of each Fund, voting as a separate class, are entitled at all times to elect two of the Fund’s Directors. The remaining Directors normally are elected by holders of Common Stock and preferred stock, including Preferred Stock of each Fund, voting together as a single class. If at any time dividends (whether or not earned or declared by the Fund, but excluding interest thereon) on outstanding preferred stock, including Preferred Stock of each Fund, shall be due and unpaid in an amount equal to two full years’ dividends thereon, then, as the sole remedy of holders of outstanding preferred stock, the number of Directors constituting the Board shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of outstanding preferred stock, as described above, would constitute a majority of the

Board as so increased by such smallest number, and at a special meeting of stockholders that will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of outstanding preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If either Fund thereafter shall pay in full, all dividends payable on all outstanding preferred stock, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the holders of outstanding preferred stock (but not of the Directors with respect to whose election the holders of Common Stock were entitled to vote or the two Directors the holders of outstanding preferred stock have the right to elect in any event), will terminate automatically.

So long as any Preferred Stock is outstanding, a Fund will, without the affirmative vote or consent of the holders of at least a majority of shares of Preferred Stock outstanding at the time (voting together as a separate class):

(a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Stock with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Stock; and

(b) amend, alter or repeal the provisions of the Articles of Incorporation or Declaration of Trust, as applicable, or the instrument defining the rights of Preferred Stock, by merger, consolidation or otherwise, so as to affect any preference, right or power of Preferred Stock or holders of Preferred Stock; provided, however, that (i) a division or split of Preferred Stock will be deemed to affect such preferences, rights or powers only if the terms of such division or split adversely affect holders of Preferred Stock and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Stock with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if a rating agency is then rating Preferred Stock and such issuance would, at the time thereof, cause the Fund not to satisfy certain asset coverage tests;

(c) approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting Preferred Stock; or

(d) approve any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.

So long as any Preferred Stock are outstanding, a Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the shares of Preferred Stock outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

For purposes of (c) and (d) above, the vote of a majority of the outstanding shares of Preferred Stock means the affirmative vote of the lesser of (a) 67% or more of the outstanding shares of Preferred Stock present at a meeting of Preferred Stockholders or represented by proxy if the holders of more than 50% of the outstanding shares of Preferred Stock are present or represented by proxy or (b) more than 50% of the outstanding shares of Preferred Stock.

The foregoing voting provisions will not apply with respect to Preferred Stock of a Fund if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

COMPARISON OF CERTAIN ATTRIBUTES OF NEW NHS, NHS AND NOX

The foregoing is only a summary of certain characteristics of the operations of New NHS, NOX and NHS, their relevant governing documents and relevant business trust or corporate state law.  The foregoing is not a complete description of the documents cited.  Stockholders should refer to the provisions of such documents for a more thorough description.

Quorum for Board Meetings/Board Action by Written Consent.  Both New NHS and NOX require a majority of the Board members present at a duly called Board meeting to approve matters at a Board meeting.  NHS requires 25% of the Board members present at a duly called Board meeting to approve matters at a Board meeting.  New NHS and NOX differ from NHS regarding actions by written consent, since NHS allows the Directors to approve matters by written consent of a majority of the Directors.  Maryland law requires a written consent to be approved unanimously by the Directors.

Delegation of Powers.  New NHS and NOX differ from NHS on the delegation of powers, since the Directors of NHS can delegate such authority as they consider desirable to any officers of NHS and to any agent, independent contractor, manager, investment adviser, sub-advisers, custodian, administrator, underwriter or other service provider.  Under Maryland law, the Directors of New NHS and NOX may not delegate certain duties.  For example, the Directors of New NHS and NOX cannot delegate the approval of matters to be submitted to stockholders for a vote and may only delegate the declaration of distributions under if certain conditions are met.

Removal of Directors.  New NHS and NOX differs from NHS with respect to the removal of Board members.  New NHS and NOX do not allow a Director to be removed by other Directors.  In addition, New NHS and NOX Directors may be removed, if three-fourths of the outstanding shares of Stock vote to remove the Director for cause.  NHS allows a Director to be removed with cause at any time by a written instrument signed by at least three-fourths of the other Directors.  This threshold for NHS is lowered to a majority vote of the Directors if three-fourths of the outstanding NHS Shares vote to remove the Director.

Liability of Directors and Officers/Indemnification/Advancement of Expenses.  The Directors and officers of each Fund are not personally liable to, or for an obligation of, the entity unless there are certain “bad acts” (e.g., willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties) involved in their conduct.  The organizational documents permit the Directors and officers to be indemnified against liability to the maximum extent permitted by applicable law, including state law and the 1940 Act.  However, the Funds differ somewhat as to the procedures for the Board’s determination that indemnification is appropriate.  In addition, the Funds differ somewhat as to the procedures for advancement of expenses due to differences in state law; however, each allows advancement of expenses to the maximum extent permitted by applicable law.

Stockholder Liability.  Under Maryland or Delaware law, stockholders have no personal liability for acts or obligations of New NHS, NHS or NOX.

Stockholder Voting Rights  New NHS and NOX differ from NHS in a number of areas with respect to stockholder voting rights.  New NHS and NOX would require a stockholder vote with respect to most amendments to their respective Articles of Incorporation. NHS does not require a shareholder vote to amend the Trust Instrument, except in limited circumstances.  However, for all the Funds stockholder approval is required for a number of matters, such as electing Board members, approving investment management or sub-advisory agreements, approving a reorganization, conversion, merger or liquidation or changing a fundamental investment policy.  New NHS Stockholders and NOX Stockholders are entitled, or will be entitled, to one vote per share of stock owned.  Voting by NHS Shareholders is dollar-weighted.  NHS Shareholders are entitled to one vote for each dollar of net asset value they own.

ANTI-TAKEOVER AND OTHER PROVISIONS IN GOVERNING DOCUMENTS

Each Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

NHS’s Declaration of Trust requires the favorable vote of the holders of at least 75% of NHS Shares to approve, adopt or authorize: (a) a merger or consolidation or statutory share exchange of the Fund with any other corporations or other business entities; (b) a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or (c) a liquidation or dissolution of the Fund unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the Directors.  If so approved by the Directors, the affirmative vote of the holders of only a majority of NHS Shares entitled to be voted on the matter is required.

The NHS Declaration of Trust require a vote by at least a majority of the Fund’s Board and a vote by the holders of at least 75% of the shares of the Fund’s capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund’s conversion from a closed-end to an open-end management investment company; (2) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any NHS Principal Stockholder; (3) any sale, lease, or exchange to the Fund of any assets of any NHS Principal Stockholder (as defined below) having an aggregate fair market value of $1,000,000 or more; (4) any sale, lease, or exchange of all or substantially all of the Fund’s assets to any NHS Principal Stockholder (as defined below) having an aggregate fair market value of $1,000,000 or more; (5) with certain exceptions, the issuance of any securities of the Fund to any NHS Principal Stockholder for cash; or (6) any transfer by the Fund of any securities of the Fund to any NHS Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, if such action has been authorized by the affirmative vote of at least 75% of the Fund’s Directors then the affirmative vote of the holders of only a majority of the Fund’s shares of capital stock outstanding and entitled to vote at the time is required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “NHS Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

New NHS’s and NOX’s Articles of Incorporation require a vote by at least a majority of the Fund’s Board, including a majority of Independent Directors, and the holders of at least 75% of the shares of the Fund’s capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund’s conversion from a closed-end to an open-end management investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund’s assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of at least 75% of the Fund’s Directors, including a majority of the Independent Directors, then the affirmative vote of the holders of only a majority of the Fund’s shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of at least 75% of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action.  The term “Principal Stockholder” means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of the holders of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon.

The percentage vote required under these provisions is higher than that required under Delaware law, Maryland law or by the 1940 Act. The Boards believe that the provisions relating to such a higher vote are in the best interest of its respective Fund and its stockholders. Even if agreed to by a Fund, certain of the transactions described above may be prohibited by the 1940 Act.  As noted above, Preferred Stock votes together with Common Stock on all matters. The 1940 Act also requires approval of a majority of the outstanding shares of Preferred Stock, for any conversion from a closed-end to an open-end investment company. As the 1940 Act also prohibits doing indirectly what cannot be done directly, a vote of Preferred Stock may be required to effect some of the other transactions described above if the effective result would be conversion of the Fund from a closed-end to an open-end structure.

The Board of each Fund is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors of New NHS and NOX may be removed from office only for cause and only by vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors. Directors of NHS may be removed from office for cause by vote of 75% of the Directors or with or without cause by 50% of the Directors if approved by the vote of the holders of at least 75% of the shares entitled to be voted for such Director in an election of directors.

The Bylaws of New NHS, NHS and NOX require directors to be elected by a vote of a majority of the outstanding shares entitled to vote thereon.

By resolution of the Board of Directors, New NHS and NOX have opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act.  In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by stockholders at a special meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or by directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power).  In general, the Maryland Business Combination Act prohibits an interested stockholder (a stockholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested stockholder or an entity affiliated with the interested stockholder) with the corporation for a period of five years after the most recent date on which the interested stockholder became an interested stockholder.

Further information may be found in the Articles/Declaration of Trust, as amended, and Bylaws, as amended, of each Fund, which are on file with the SEC.

APPENDIX E

REPORTS OF NHS’S AND NOX’S AUDIT COMMITTEES

NOX

The Audit Committee of the Board of Directors of NOX operates pursuant to a Charter, which sets forth the role of an Audit Committee in NOX’s financial reporting process.  Pursuant to the Charter, and in accordance with Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of the Audit Committee is to oversee NOX’s accounting and financial reporting processes and the quality and integrity of NOX’s financial statements and the independent audit of those financial statements.  The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing the scope and results of NOX’s annual audit with NOX’s independent auditors.  Fund management is responsible for the preparation, presentation and integrity of NOX’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors for NOX are responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on December 9, 2009 to review NOX’s audited financial statements for the fiscal year ended October 31, 2009.  In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with NOX’s management and their independent auditors, E&Y.  The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 114 and have received the written disclosures and the letter from E&Y required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning independence.  The Audit Committee also has discussed with E&Y its independence.

The members of the Audit Committee are not employed by NOX as experts in the fields of auditing or accounting and are not employed by NOX for accounting, financial management or internal control purposes.  Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee of NOX recommended to its Board of Directors that the audited financial statements be included in NOX’s Annual Report to Stockholders for the fiscal year ended October 31, 2009.

The members of the Audit Committee are listed below.  Each has been determined to meet the independence requirements of NYSE Amex.

Martha C. Goss
George W. Morriss
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp

December 9, 2009

E-1

NHS

The Audit Committee of the Board of Trustees of NHS operates pursuant to a Charter, which sets forth the role of the Audit Committee in NHS’s financial reporting process.  Pursuant to the Charter, and in accordance with New York Stock Exchange requirements and Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of the Audit Committee is to oversee NHS’s accounting and financial reporting processes and the quality and integrity of NHS’s financial statements and the independent audit of those financial statements.  The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing the scope and results of NHS’s annual audit with NHS’s independent auditors.  Fund management is responsible for the preparation, presentation and integrity of NHS’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors for NHS are responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on February 16, 2010 to review NHS’s audited financial statements for the fiscal year ended December 31, 2009.  In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with NHS’s management and their independent auditors, E&Y.  The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 114 and has received the written disclosures and the letter from E&Y required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning independence.  The Audit Committee also has discussed with E&Y its independence.

The members of the Audit Committee are not employed by NHS as experts in the fields of auditing or accounting and are not employed by NHS for accounting, financial management or internal control purposes.  Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in NHS’s Annual Report to Shareholders for the fiscal year ended December 31, 2009.

The members of the Audit Committee are listed below.  Each has been determined to meet the independence requirements of the New York Stock Exchange.

Martha C. Goss
George W. Morriss
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp

February 16, 2010

E-2

APPENDIX F

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The fiscal year end for NHS is December 31; the fiscal year end for NOX is October 31.

Audit Fees

The aggregate fees billed by E&Y for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements of NHS and NOX for the fiscal years ended 2009 and 2008 are as shown in the table below.

	AUDIT FEES BILLED
Fund	Fiscal Year Ended	Fiscal Year Ended
	2009	2008
NOX	[___]	$40,000
NHS	[___]	$36,000

Audit-Related Fees

The aggregate audit-related fees billed by E&Y for the fiscal years ended 2009 and 2008 are shown in the table below. The nature of the services provided involved agreed upon procedures relating to the Preferred Stock and Notes.

	AUDIT-RELATED FEES BILLED
Fund	Fiscal Year Ended	Fiscal Year Ended
	2009	2008
NOX	[___]	$6,500
NHS	[___]	$13,000

Tax Fees

The aggregate fees billed by E&Y for the fiscal years ended 2009 and 2008 are as shown in the table below. The nature of the services provided comprised tax compliance, tax advice and tax planning.

	TAX FEES BILLED
Fund	Fiscal Year Ended	Fiscal Year Ended
	2009	2008
NOX	[___]	$9,700
NHS	[___]	$9,250

All Other Fees

Aggregate fees billed by E&Y during the fiscal years ended 2009 and 2008 for services provided to NHS and NOX other than those reported in Audit Fees, Audit-Related Fees and Tax Fees, are as shown in the table below.

	ALL OTHER FEES
Fund	Fiscal Year Ended	Fiscal Year Ended
	2009	2008
NOX	[___]	$0
NHS	[___]	$0

F-1

Non-Audit Fees

Aggregate fees billed by E&Y during the fiscal years ended 2009 and 2008 for non-audit services to NHS and NOX, NB Management, NB LLC and any entity controlling, controlled by or under common control with NB Management or NB LLC that provides ongoing services to NHS and NOX are as shown in the table below.

	AGGREGATE NON-AUDIT FEES*
Fund	Fiscal Year Ended	Fiscal Year Ended
	2009	2008
NOX	[___]	$482,500
NHS	[___]	$422,250

*           Because this is a combined proxy for NHS and NOX, the aggregate total of the fees billed to NB Management, NB LLC and any entity controlling, controlled by or under common control with NB Management or NB LLC that provides ongoing services to NHS and NOX is included in NHS’s and NOX’s Aggregate Non-Audit Fees in this table.

Audit Committees’ Pre-Approval Policies and Procedures

The Audit Committees’ pre-approval policies and procedures for NHS and NOX to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of E&Y. The Audit Committees did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. E&Y did not provide any audit-related services, tax services or other non-audit services to NB Management, NB LLC and any entity controlling, controlled by or under common control with NB Management or NB LLC that provides ongoing services to NHS and NOX that the Audit Committees were required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman High Yield Strategies Fund
Neuberger Berman Income Opportunity Fund Inc.
605 Third Avenue
New York, New York 10158-0180
877-461-1899

STATEMENT OF ADDITIONAL INFORMATION

[          ], 2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [ ], 2010, relating specifically to the proposed reorganization of Neuberger Berman High Yield Strategies Fund (“NHS”) and Neuberger Berman Income Opportunity Fund Inc. (“NOX”) whereby NHS and NOX would be reorganized into a newly formed Maryland corporation named Neuberger Berman High Yield Strategies Fund Inc. (“New NHS,” and together with NHS and NOX, the “Funds,” and each, a “Fund”), pursuant to which, first NHS and then NOX would transfer all of its respective assets to New NHS in exchange solely for New NHS’s shares and cash in lieu of certain fractional shares of NOX and the assumption by the New NHS of all of its respective liabilities (the “Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to the Fund of which you are a stockholder at the address set forth above or call 877-461-1899. The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. If the Agreement is approved and the Reorganization occurs, holders of common shares of beneficial interest, no par value per share, of NHS (the “NHS Common Shares”) and holders of common stock, par value $0.0001 per share, of NOX (the “NOX Common Stock”) each would receive newly issued shares of common stock, par value $0.0001 per share, of New NHS (the “New NHS Common Stock,” and together with NHS Common Shares and NOX Common Stock, the “Common Stock”), the aggregate net asset value of which would equal the aggregate net asset value of NHS Common Shares and NOX Common Stock they held immediately prior to the Reorganization.  For ease of reading, “stock” and “stockholders” have been used in certain places to describe, respectively, the shares of NHS and the shareholders of NHS. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

The Reorganizations are to occur pursuant to an Agreement and Plan of Reorganization (the form of which is attached to the Proxy Statement/Prospectus as Appendix A) (the “Agreement”).  If the Agreement is approved and both Reorganizations occur, holders of common shares of beneficial interest, no par value per share, in NHS (the “NHS Common Shares”) and holders of shares common stock, par value $0.0001 per share, of NOX (the “NOX Common Stock”) each would receive newly issued shares of common stock, par value $0.0001 per share, of New NHS (the “New NHS Common Stock,” and together with NHS Common Shares and NOX Common Stock, the “Common Stock”), the aggregate net asset value of which would equal the aggregate net asset value of the NHS Common Shares and NOX Common Stock they held immediately prior to the Reorganizations.  (For ease of reading, the word “stock” is used in certain places to include the shares of NHS.) Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

The audited financial statements and related independent registered public accounting firm’s reports for NHS and NOX contained in their respective annual report to stockholders for the fiscal years ended December 31, 2009 and October 31, 2009, respectively, are incorporated herein by this reference.  No other parts of either annual report are incorporated by reference herein.

No person has been authorized to give any information or to make any representations not contained in the Proxy Statement/Prospectus or in this SAI in connection with the offering made by the Proxy Statement/Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Proxy Statement/Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC.

©2010 Neuberger Berman Management LLC. All rights reserved.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

The investment objectives and general investment policies of the Funds are described in the Proxy Statement/Prospectus. The Funds have the same investment objective and substantially similar investment policies, invest in substantially similar markets and present substantially similar risks. There are no significant differences among the investment strategies of the Funds.  Additional information concerning certain characteristics of the Funds is set forth below. In this section, the term “Manager” refers to Neuberger Berman Management LLC (“NB Management”), Neuberger Berman Fixed Income LLC (“NBFI”), or Neuberger Berman LLC (“Neuberger”), as appropriate.

With respect to investments in high-yield corporate debt securities, each Fund expects, in current market conditions, to focus its investments on high-yield corporate debt securities in the middle to high end of the non-investment grade spectrum.

For New NHS and NOX, unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.  If, because of changes in the value of a Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends,  and, therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

The fundamental investment policies and limitations of New NHS and NOX are as follows:

1.           Borrowing.  Each Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that it may borrow up to an additional 5% of its total assets for temporary purposes.

2.           Commodities.  Each  Fund  may  not  purchase  physical  commodities  or contracts thereon, unless acquired as a result of the ownership of securities or instruments,  but this  restriction  shall not prohibit the Fund from purchasing futures  contracts  or options  (including  options on  futures  contracts,  but excluding  options  or  futures  contracts  on  physical  commodities)  or  from investing in securities of any kind.

For purposes of the limitation on commodities, each Fund does not consider foreign currencies or forward contracts to be physical commodities.

3.           Diversification. Each Fund is non-diversified under the 1940 Act.

4.           Industry Concentration. Each Fund may not purchase any security if, as a result,  25% or more of its total  assets  (taken  at  current  value)  would be invested in the securities of issuers having their principal business activities in the same  industry,  except that each Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

5.           Lending.  Each Fund may not lend any security or make any other loan if, as a result,  more than 33 1/3% of its total  assets  (taken at  current  value) would  be lent to other  parties,  except,  in  accordance  with its  investment objectives,   policies  and  limitations,  (i)  through  the  purchase  of  debt securities or (ii) by engaging in repurchase agreements.

6.           Real Estate. Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or  instruments,  except that each Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein,  (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related  securities, (iv) hold and sell real estate it acquired as a result of the ownership of securities and (v) invest in REITs of any kind.

7.           Senior Securities. Each Fund may not issue senior securities, except as permitted under the 1940 Act.

8.           Underwriting.  Each Fund may not underwrite securities of other issuers, except to the extent that  a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

NHS has adopted the fundamental investment restrictions set forth below which may not be changed without the approval (a "Majority Stockholder Vote") of a majority of the Fund's outstanding common stock and Preferred Shares, voting together as a class, and the approval of a majority of the outstanding Preferred Shares, voting separately by class. The Fund may not:

1.           Diversification. With respect to 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.           Industry Concentration. Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in any single industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

3.           Senior Securities. Issue senior securities or borrow money, except to the extent permitted under the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (the “Commission”).

4.           Lending. Make loans of money or property to any person, except through the purchase of debt securities, including corporate loans and other financial instruments, in accordance with the Fund's investment policies, loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

5.           Underwriting. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter when disposing of its portfolio investments.

6.           Real Estate. Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

7.           Commodities. Invest in commodities or commodity contracts, except that the Fund may purchase or sell financial futures (and related options), foreign currencies (including currency options), and derivatives.

In addition to the foregoing fundamental investment restrictions, NHS’s investment objective is a fundamental policy which cannot be changed by the Fund's board of directors ("Board of Directors" or "Board") without a Majority Stockholder Vote.

The following investment policies and limitations are non-fundamental for each of New NHS and NOX:

1.           Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, each Fund may not make any loans other than securities loans.

2.           Margin Transactions.  Each Fund may not purchase securities on margin from brokers or other lenders, except that each Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.  Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

3.           Foreign Securities.  Each Fund may not invest more than 25% of the value of its total assets in securities of non-U.S.  issuers  located in  countries considered by NB Management to be  industrialized,  which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. This policy does not limit investment in American Depositary Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

4.           Investments in any one Issuer.  At the close of each quarter of each Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer and it may not hold more than 10% of an issuer's outstanding voting securities.  These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC"), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness regarding a loan for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Any preferred stock issued by New NHS (“New NHS Preferred Stock,” and together with New NHS Common Stock, “New NHS Stock”), NHS Perpetual Preferred Shares (“NHS Preferred Stock”) and NOX Perpetual Preferred Shares (“NOX Preferred Stock”) (New NHS Preferred Stock, NHS Preferred Stock and NOX Preferred Stock, collectively, “Preferred Stock”; Common Stock and Preferred Stock, collectively, the “Stock”) would be considered senior securities under the 1940 Act. Each Fund may only issue Preferred Stock if the asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after such issuance.

To the extent each Fund covers its commitment under a derivative instrument by the segregation of assets  determined by NB Management to be liquid and/or by holding instruments  representing offsetting  commitments,  such instrument will not be  considered  a "senior  security"  for  purposes  of the  asset  coverage requirements  otherwise  applicable to borrowings by the Fund or its issuance of Preferred Stock.

Each Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for it, to the fullest extent permitted by the 1940 Act or by exemption from the provisions thereof pursuant to an exemptive order of the SEC.

If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the highest of the several assigned ratings.

NHS and NOX have each applied, and New NHS will apply, for ratings for its Preferred Stock and Notes.  In order to obtain and maintain these ratings, each Fund may be required to comply with investment quality, diversification and other guidelines established by the rating agency. Such guidelines will likely be more restrictive than the restrictions set forth above.  Each Fund does not anticipate that such guidelines would have a material adverse effect on holders of Common Stock ("Common Stockholders") or its ability to achieve its investment objectives. New NHS currently anticipates that any Preferred Stock or Notes that it intends to issue initially would be given the highest ratings by the rating agency, but no assurance can be given that such ratings will be obtained. The rating agency would receive fees in connection with its ratings issuances.

NHS is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund must:

1.           Diversification. The Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses.

2.           Investment Company Securities. The Fund may not invest in securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder, or as may be permitted by an order of the Commission under the 1940 Act, or other relief from the provisions of the 1940 Act.

With respect to these investment restrictions and other policies described in this SAI or the Proxy Statement/Prospectus (except the Fund's policies on borrowings and the issuance of senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Cash Management and Temporary Defensive Positions. For temporary defensive purposes, or to manage cash pending investment or payout, New NHS and NOX may invest up to 100% of their total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

Pursuant to an  exemptive  order  received  from the SEC, each Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB  Management  to  manage  uninvested  cash and  cash  collateral  received  in connection with securities lending.

INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques included in the Proxy Statement/Prospectus. The Funds have substantially similar investment policies and present substantially similar general risks.  Each Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Funds’ principal strategies are discussed in the accompanying Proxy Statement/Prospectus. The Funds may not buy all of the types of securities or use all of the investment techniques that are described.

Fixed-Income Securities.  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity ("interest rate risk"), market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates.

Ratings of Fixed-Income Securities. As discussed in the Proxy Statement/Prospectus, each Fund may purchase securities rated by Standard & Poor’s (“S&P”), Moody's Investors Service, Inc. ("Moody's"), or any other rating agency. The ratings of any rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. Although each Fund may rely on the ratings of any rating agency, each Fund mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A. Each Fund may also invest in unrated securities that are deemed comparable in quality by NB Management to the rated securities in which that Fund may permissibly invest.

High-Quality Debt Securities. High-quality debt securities are securities that have received a rating from at least one rating agency, such as S&P or Moody's, in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any rating agency, such as U.S. Government and Agency Securities, have been determined by NB Management to be of comparable quality.

Investment Grade Debt Securities. An investment grade debt security is a security that has received ratings, from all rating agencies that have rated it, in one of the four highest rating categories or, if not rated by any rating agency, has been determined by NB Management to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Below Investment Grade Quality Debt Securities. Lower-rated debt securities or "junk bonds" are those rated below the fourth highest category by rating agencies that have rated them (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described below for lower-rated debt securities.

Duration and Maturity. Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. NB Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the inverse of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, NB Management, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Each Fund has no limits on the maturity of its individual investments. However, it generally intends to focus on securities with maturities of 10 years or less, and to have an assumed dollar weighted average portfolio maturity of two to seven years which could vary over time.

Below Investment Grade Quality Securities. Each Fund may invest in below investment grade quality debt securities as well as non-investment grade preferred and convertible preferred securities and unrated securities determined by NB Management to be of comparable quality. Below investment grade quality debt securities are commonly referred to as "junk bonds." Bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.

Below investment grade quality securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Issues rated CCC/Caa and below may be in default.

Below investment grade quality securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in below investment grade quality security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of below investment grade quality securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of below investment grade quality securities structured as zero coupon securities (see the Proxy Statement/Prospectus under

"The Fund's Investments - Zero Coupon Securities, Pay-in-Kind Securities and Discount Obligations" and also see "Zero Coupon Securities," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which below investment grade quality securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a below investment grade quality security, and could adversely affect the net asset value of the Common Stock. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade quality securities, especially in a thinly-traded market. When secondary markets for below investment grade quality securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. A Fund will be more dependent on NB Management's research and analysis when investing in below investment grade quality securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of Moody's, S&P and Fitch ratings of bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating below investment grade quality securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of below investment grade quality securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for a Fund, and develops its own independent analysis of issuer credit quality.

Each Fund's credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of below investment grade quality securities may be more complex than for issuers of higher-quality debt securities.

Real Estate Companies. New NHS and NOX will not directly invest in real estate but may invest in securities issued by Real Estate Companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, a Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

Securities of Real Estate Companies include securities of REITs, commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income and may also realize capital gains (or losses) by selling real properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The types of REITs described above are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and/or failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of a Fund's investments will consist of Equity REITs.

Each Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This will limit a Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae and Freddie Mac, as defined below) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

Direct Debt Instruments. Direct debt includes interests in bank loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. The direct debt in which a Fund may invest may be rated below investment grade by S&P or Moody's (BB or lower by S&P or Ba or lower by Moody's) or, if unrated by either of those entities, considered by NB Management to be of comparable quality. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.
Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.  Consequently, the value of direct debt instruments held by a Fund may be expected to fluctuate less than the value of other fixed rate high-yield securities as a result of changes in the interest rate environment.

Bank Loans, Loan Assignments, and Loan Participations.  Bank loan interests are a form of direct debt instrument in which a Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  A Fund may invest in secured and unsecured bank loans.  Bank loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Floating rate securities, including bank loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Creditworthiness.  A Fund’s ability to receive payments in connection with bank loans depends on the financial condition of the borrower.  The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrowers. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a bank loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Ratings.  Bank loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

Agents.  Bank loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical bank loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, a Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of bank loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a bank loan or suffer a loss of principal and/or interest.

Collateral. Although most of the loans in which a Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a bank loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that a Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Some bank loans are unsecured.  If the borrower defaults on an unsecured bank loan, a Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity. Bank loans are generally subject to legal or contractual restrictions on resale.  Bank loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for bank loan interests.

Prepayment Risk and Maturity.  Because many bank loans are repaid early, the actual maturity of bank loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay bank loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require a Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate bank loans, can be less sensitive to prepayment risk, but a Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may only reset periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the bank loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding bank loan.

Fees and Expenses.  Purchasers and sellers of bank loans may pay certain fees, such as an assignment fee.  In addition, a Fund incurs expenses associated with researching and analyzing potential bank loan investments, including legal fees.

Available Information. Bank loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific bank loan historically has been less extensive than if the bank loan were registered or exchange traded.

Leveraged Buy-Out Transactions.  Loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Junior Loans.  A Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Participation Interests – Intermediary Risk.  In a participation interest, the purchaser does not have any direct contractual relationship with the borrower.  If a Fund acquires a participation interest in a bank loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, the Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.

Policies and Limitations. Each Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require each Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, each Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac, and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the FHFA announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since 2009 both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury stock purchases. The U.S. Treasury announced in December 2009 that it would continue that support for the entities’ capital as necessary to prevent a negative net worth for at least the next three years. The continuing commitment of the U.S. Treasury is critical to their solvency. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac; the rate of those purchases is expected to slow and terminate in early 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal

Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization to abolishment.

Fannie Mae and Freddie Mac also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure, or corporate governance matters. Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entities and, as a result, the payment of principal or interest on their securities.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. Each Fund uses an approach that NB Management believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of CMOs or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO, (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. NB Management considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund's investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. Each Fund may buy mortgage-backed securities without insurance or guarantees, if NB Management determines that the securities meet that Fund's quality standards. NB Management will, consistent with a Fund's investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Each Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Variable or Floating Rate Securities; Demand and Put Features. Variable rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, monthly, or semi-annually); floating rate securities provide for automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, "Adjustable Rate Securities") ordinarily is determined by reference to a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Fund's quality standards. Accordingly, in purchasing these securities, a Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. Each Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits a Fund to sell the security to the issuer or third party at a specified price. Each Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Warrants. Warrants may be acquired by each Fund in connection with other securities or separately and provide a Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Illiquid Securities. NOX and NHS may each invest up to 20% of its total assets and New NHS may invest without limit, in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities, repurchase agreements maturing in greater than seven days, written over-the-counter ("OTC") options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits). Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by each Fund’s Board of Directors/Trustees, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. A Fund's sale of some illiquid securities may be subject to legal restrictions that could be costly to it.

Repurchase Agreements. In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

Policies and Limitations. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. Each Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

Securities Loans. Each Fund may lend portfolio securities to banks, brokerage firms and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. Each Fund may invest the cash collateral and earn income, or it may receive an agreed-upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund does not have the right to vote securities on loan but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

Policies and Limitations. Each Fund may lend its securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily.

Restricted Securities and Rule 144A Securities. Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately-placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. NB Management, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Board believes accurately reflects fair value.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

Policies and Limitations. Reverse repurchase agreements are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

Foreign Securities. Each Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers and foreign branches of U.S. banks that are located in countries considered by NB Management to be industrialized; such securities include negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. Non-U.S. issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund's rights as investor.

Each Fund also may invest in equity, debt or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits and bankers' acceptances issued by foreign banks, (3) obligations of other corporations and (4) obligations of foreign governments and their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Each Fund may invest in ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in a foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Policies and Limitations. To limit the risks inherent in investing in foreign currency denominated securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, each Fund may not purchase such securities if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, a Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

Investments in securities of foreign issuers are subject to a Fund's quality standards. Each Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank or other issuer, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

Bank Obligations. Each Fund may invest in bank obligations, including negotiable CDs, banker's acceptances, fixed time deposits and deposit notes. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates on interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon that availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Zero Coupon Securities. Each Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

Zero coupon securities are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by a Fund as it accrues prior to the receipt of any actual payments. Because a Fund must distribute substantially all of its investment company taxable income (including its accrued original issue discount) to its stockholders each year to avoid payment of federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund and its ability to achieve its investment objectives.

Inflation-Indexed Securities. Each Fund may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the "real" interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in principal value of an inflation-indexed security is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Because a Fund must distribute substantially all of its investment company taxable income (including its non-cash income such as those principal increases) to its stockholders each year to avoid payment of federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances, or may be required to borrow, to obtain the cash necessary to distribute the accrued taxable income on inflation-indexed securities. See "Tax Matters."

Swap Agreements. Each Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which a Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as a Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

Policies and Limitations. In accordance with SEC staff requirements, a Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, a Fund will segregate only the amount of its net obligation, if any.

Credit Default Swaps.  Each Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. A Fund will not enter into a credit default swap in which it is the seller if, as a result, the notional amount of all such swaps would exceed 10% of the Fund's Managed Assets. A Fund's obligation as the seller of a credit default swap will be subject to the leverage limitations of the 1940 Act, and which are discussed in the prospectus, unless the Fund segregates assets in the form of cash or liquid investments in an amount marked to market on a daily basis equal to its obligation under the swap.

Dollar Rolls. In a "dollar roll," a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value ("NAV") and may be viewed as a form of leverage. A "covered roll" is a specific type of dollar roll in which a Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. NB Management monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of each Fund's investment policies and limitations concerning borrowings.

Securities of Other Investment Companies. Each Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which a Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time a Fund is ready to make an investment. A Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") or for other appropriate purposes. As a stockholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses. Investment in closed-end funds may involve the payment of substantial premiums above the value of such fund's portfolio securities. Each Fund does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Policies and Limitations. Except for investments in a money market fund managed by NB Management for cash management purposes, each Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.

Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND INDICES, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

Futures Contracts and Options Thereon. Each Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. Each Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

For purposes of managing cash flow, each Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

"Margin" with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by a Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short

(sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, a Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, a Fund marks to market the value of its open futures positions. A Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, a Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although each Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, a Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund's futures or options position and the securities held by or to be purchased for a Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position a Fund held, it could have an adverse impact on its NAV.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

New options and futures contracts and other financial products may be developed from time to time. Each Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objectives and the regulatory requirements applicable to investment companies.

Risks of Futures and Options on Futures. The use by a Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

Successful use of hedging transactions depends upon NBFI’s ability to correctly predict the direction of changes in interest rates. While NBFI is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position.

There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to it, it will not enter into such transaction.

Policies and Limitations. Each Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. A Fund will not engage in transactions in futures and options on futures for speculation.

Each Fund may purchase and sell stock index futures contracts and options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase a Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As evidence of this hedging intent, New NHS and NHS expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Call Options on Securities. Each Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by a Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with its investment objectives.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. A Fund receives a premium for writing the call option. So long as the obligation of the call option continues, a Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations. Each Fund may write covered call options and may purchase call options on securities. Each Fund may also write covered call options and may purchase call options in related closing transactions. A Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

A Fund would purchase a call option to offset a previously written call option. A Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

Put Options on Securities. Each Fund may write and purchase put options on securities. A Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. A Fund may be obligated to purchase the underlying security at more than its current value.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which put options may be written and purchased by a Fund are purchased solely on the basis of investment considerations consistent with its investment objectives. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, it will realize a gain in the amount of the premium.

Policies and Limitations. Each Fund generally writes and purchases put options on securities for hedging purposes (e.g., to reduce, at least in part, the effect of price fluctuations of securities the Fund holds on its NAV).

General Information About Securities Options. The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when a Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) a Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium received (or paid) by a Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by a Fund; however, a Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. Each Fund may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices. Each Fund may purchase put and call options on securities indices and other financial indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index. In so doing, a Fund can pursue many of the same objectives it would pursue through the sale or purchase of options on individual securities or other instruments.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), and other U.S. and foreign exchanges. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. For purposes of managing cash flow, a Fund may purchase put and call options on securities indices to increase a Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by a Fund will be listed and traded on an exchange.

Foreign Currency Transactions. Each Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). Each Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. A Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency. If a Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

Policies and Limitations. Each Fund may enter into forward contracts for the purpose of hedging and not for speculation.

Options on Foreign Securities. Each Fund may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. Each Fund may use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the dollar equivalent of dividends, interest or other payments on those securities.

Combined Transactions. Each Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of a Fund's management objective.

Cover for Financial Instruments. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet current obligations. A Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to a Fund.

Policies and Limitations. Each Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Fund's use of Financial Instruments will be successful.

A Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply if it is to qualify for treatment as a RIC. See "Tax Matters." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund's underlying securities or currency. NB Management intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Regulatory Limitations on Using Financial Instruments. To the extent a Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of a Fund's net assets.

Accounting Considerations for Financial Instruments. When a Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a Fund purchases an option, the premium a Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

In the case of a regulated futures contract a Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

Borrowing and Leverage. Each Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." NHS and NOX have used, and New NHS intends to use, leverage for investment purposes by issuing Preferred Stock and Notes. The issuance of Preferred Stock would permit a Fund to assume leverage in an amount up to 50% of its total assets (taking into account the effect of any outstanding Notes).  The issuance of Notes would permit a Fund to assume leverage in an amount up to 33 1/3% of its total assets.  Preferred Stock and Notes would have a priority on the income and assets of a Fund over the Common Stock and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on Common Stock could be adversely affected by such preferences. Each Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Each Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends a Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, a Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, a Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Objectives, Policies and Limitations." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

When-Issued and Delayed Delivery Transactions. Each Fund may purchase securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. These transactions involve a commitment by a Fund to purchase securities that will be issued at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery transactions enable a Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, a Fund may lose the opportunity to obtain a favorable price.

The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of a Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A significant percentage of a Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

Policies and Limitations. Each Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.

When a Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that a Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of a Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

Structured Notes and Other Hybrid Instruments. Each Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Each Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk. Like other sophisticated strategies, a Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

Each Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products, such as hybrid instruments, may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Securities of Other Investment Companies."

Risks of Equity Securities. Equity securities in which a Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation's stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

To the extent a Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect a Fund's NAV per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Terrorism Risks. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on United States and world economies and markets. Those events could also have an acute effect on individual issuers or related groups of issuers or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and a Fund’s operations.

Recent Market Events. Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

These recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

Mortgage-backed securities have been especially affected by these recent market events. Throughout 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused unexpected losses for loan originators and certain lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets. These risks may be heightened in the case of sub-prime mortgage-backed securities.

Some financial institutions and other enterprises may have large (but still undisclosed) exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are also eroding the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government is injecting liquidity into certain large financial services companies and establishing programs to assist in the purchase of money market instruments. The ultimate effect of these efforts is, of course, not yet known.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given regulators new leverage. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. In particular, there is pressure for legislation to modify the terms of home mortgages and regulate the issuance of mortgage-backed securities in ways that could limit the ability of investors in those securities, such as the Funds, to realize their full value.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

PORTFOLIO TRADING AND TURNOVER RATE

A Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 50%. A Fund’s turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. A Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. For example, a Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in a Fund’s transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable to stockholders at ordinary income rates for federal income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities.

MANAGEMENT OF THE FUNDS

For additional discussion regarding management of the Funds see “Proposal 2 – Election of Directors” in the Proxy Statement/Prospectus.

Directors and Officers

The respective Boards of Trustees/Directors of New NHS, NHS and NOX (each, a “Board”) are broadly responsible for overseeing the management of the business and affairs of each Fund, including general supervision of the duties performed by NB Management, NBFI and Neuberger. Subject to the provisions of New NHS’s and NOX’s Articles of Incorporation, as amended (the “Articles”), their Bylaws and Maryland law, and NHS’s Declaration of Trust, Bylaws and Delaware law, each Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of each Fund’s officers. Among other things, each Board generally oversees the portfolio management of each Fund and reviews and approves the Fund’s management and sub-advisory agreements and other principal agreements. It is each Fund’s policy that at least three quarters of its Board of Trustees/Directors shall be comprised of Fund Trustees/Directors who are not “interested persons” of NB Management (including its affiliates) or the Fund (“Independent Fund Directors”).

The Directors of New NHS are identical to those of NHS and NOX. For a table reflecting information concerning the Trustees/Directors and officers of each Fund, see “Information Regarding Nominees For Election” in the Proxy Statement/Prospectus.

Committees

The standing committees that oversee particular aspects of the management of NHS and NOX are identical to those of New NHS. For more information regarding the standing committees of each Fund, see “Board of Directors and Committee Meetings” in the Proxy Statement/Prospectus.

COMPENSATION OF DIRECTORS

For information regarding the compensation of the Funds’ Directors, see the section entitled “Compensation of Directors” in the Proxy Statement/Prospectus.  For the calendar year ended December 31, 2009, Directors of New NHS did not receive any compensation from the Fund because it was not yet organized as a registered investment company.

Ownership of Securities

For information regarding the ownership of securities by each Director/Trustee of NHS and NOX, respectively, as of December 31, 2009 see “Ownership of Securities” in the Proxy Statement/Prospectus.  For the calendar year ended December 31, 2009, Directors of New NHS did not invest in the Fund’s securities because it was not yet organized as a registered investment company.

Codes of Ethics

The Funds, NB Management, NBFI and Neuberger have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Portfolio Managers and other investment personnel who comply with the policies’ pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to each Fund pursuant to management agreements with NHS and NOX, dated as of May 4, 2009, and with New NHS pursuant to an agreement dated as of [        , 2010] (“Management Agreement”). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds.

Each Management Agreement provides, in substance, that NB Management will make and implement investment decisions for each Fund in its discretion and will continuously develop an investment program for each Fund’s assets. Each Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management. Each Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds, although NB Management has no current plans to pay a material amount of such compensation.

NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the Fund Directors, officers and employees of the Funds who are officers, directors, or employees of NB Management. Three officers of NB Management, presently serve as officers of the Funds. See “Directors and Officers.” Each of these Funds pays NB Management a management fee based on the Fund’s average daily net assets, as described herein.

Pursuant to each respective Management Agreement, each Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of 0.60% of the Fund’s average daily total assets (including the assets attributable to the proceeds from any financial leverage) minus liabilities (other than aggregate indebtedness entered into for purposes of leverage) (the “Managed Assets”). The liquidation preference of Preferred Shares of NOX is not considered a liability or permanent equity.

NB Management provides facilities, services, and personnel to the Funds pursuant to an administration agreement with NHS and NOX, dated as of May 4, 2009, and with New NHS dated as of [ , 2010]] (“Administration Agreement”). Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by a Fund’s stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with a Fund’s exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

For administrative services, NHS, NOX and New NHS pay NB Management at the annual rate of 0.05%, 0.25% and 0.05% respectively, of average daily Managed Assets. With a Fund’s consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, a Fund may compensate such third parties for accounting and other services.

All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Contractual Fee Waivers

During the fiscal years ended December 31, 2009, 2008 and 2007 for NHS, and October 31, 2009, 2008 and 2007 for NOX, each Fund accrued management and administration fees as follows:

	Management and Administration Fees Accrued for Fiscal Years Ended December 31,
	2009	2008	2007
NHS	$[ ]	$[ ]	$[ ]
	Management and Administration Fees Accrued for Fiscal Years Ended October 31,
	2009	2008	2007
NOX	$[ ]	$[ ]	$[ ]

NB Management has contractually agreed to waive a portion of the management fee it is entitled to receive from NOX in the amounts, and for the time periods, set forth below:

NOX
Fiscal Period Ending October 31,	Percentage Waived of the Fund’s average daily Managed Assets
2009	0.19%
2010	0.13%
2011	0.07%

NB Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

NB Management waived the following amount of management fees pursuant to NOX’s contractual arrangement:

	Management Fees Waived for Fiscal Years Ended October 31,
	2009	2008	2007
NOX	$[ ]	$[ ]	$[ ]

The Management Agreement continues until October 31, 2010 for NHS and NOX, and until [ ] for New NHS, and is renewable from year to year thereafter with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are Independent Fund Directors, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

The Management Agreement is terminable, without penalty, on 60 days’ written notice either by a Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days’ written notice either by NB Management or by a Fund. Each Agreement terminates automatically if it is assigned.

Except as otherwise described in the Proxy Statement/Prospectus, a Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not “interested persons” of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining NAV of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. A Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. A Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

Voluntary Fee Waivers

For New NHS, Management has agreed to voluntarily waive a portion of the management fee it is entitled to receive from the Fund at a rate of [ ]% of the average daily Managed Assets through July 1, 2012.

Effective June 9, 2009, NB Management has agreed to voluntarily waive a portion of the management fee it is entitled to receive from NHS at a rate of 0.05% of the average daily Managed Assets. For the year ended December 31, 2009, such waived fees amounted to $52,002.

Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place for NOX, so that the contractual and voluntary fee waivers together as a percentage of average daily Managed Assets would be:

	Percentage Waived of the Fund’s average daily Managed Assets, Fiscal Period Ending October 31,
	2012	2011	2010
NOX	0.07%	0.13%	0.19%

For the fiscal year ended October 31, 2009, such waived fees amounted to $252,874 for NOX.

Sub-Adviser

NB Management retains NBFI, 200 South Wacker Drive, Suite 2100, Chicago, IL 60601, as sub-adviser with respect to NHS and NOX pursuant to sub-advisory agreements dated as of May 4, 2009 and with respect to New NHS pursuant to a sub-advisory agreement dated as of [     ], 2010; NOX also retains Neuberger as sub-adviser pursuant to a sub-advisory agreement dated May 4, 2009 (each, a “Sub-Advisory Agreement”).

The Sub-Advisory Agreements for NOX and NHS continues until October 31, 2010 and the Sub-Advisory Agreements for New NHS continues until [       ], 2012; each is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreements. The Sub-Advisory Agreements are subject to termination, without penalty, with respect to a Fund by the Directors/Trustees or a 1940 Act majority vote of the outstanding stock of a Fund, by NB Management, or by NBFI, and Neuberger for NOX, on not less than 30 nor more than 60 days’ prior written notice. Each Sub-Advisory Agreement also terminates automatically with respect to the applicable Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. NBFI, and Neuberger for NOX, and NB Management employ experienced professionals that work in a competitive environment.

The Sub-Advisory Agreement for New NHS will provide, and the Sub-Advisory Agreement for NHS provides, in substance that NBFI will make and implement investment decisions for each Fund in its discretion and will continuously develop an investment program for each Fund’s assets.  The Sub-advisory Agreements permit NBFI to effect securities transactions on behalf of the Funds through associated persons of NBFI.  The Sub-Advisory Agreements also specifically permit NBFI to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Fixed Income has no current plans to pay a material amount of such compensation.

The Sub-Advisory Agreements for NOX provide in substance that NBFI and Neuberger, respectively, will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that NBFI and Neuberger, respectively, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of NBFI and Neuberger, respectively. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. Each Sub-Advisory Agreement provides that NB Management will pay for the services rendered by each of NBFI and Neuberger, respectively, based on the direct and indirect costs to NBFI and Neuberger in connection with those services. NBFI and Neuberger also serve as sub-advisers for other investment companies managed by NB Management.

Each Sub-Advisory Agreement provides that NBFI, and Neuberger for NOX, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Management and Control of NB Management, NBFI and Neuberger

NB Management, NBFI and Neuberger are wholly owned by Neuberger Berman Group LLC. The Directors/Trustees, officers and/or employees of NB Management and Neuberger who are deemed “control persons,” all of whom have offices at the same address as NB Management, are: Kevin Handwerker, Joseph Amato, and Robert Conti. Mr. Conti and Mr. Amato are Directors and officers of the Funds. The directors, officers and/or employees of NBFI who are deemed “control persons,” all of whom have offices at the same address as NBFI, are: Andrew Johnson and Bradley C. Tank.

Prior to May 4, 2009, the predecessors of NB Management, NBFI and Neuberger were wholly owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman Brothers”), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger Berman’s senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (together with Neuberger Berman, the “Acquired Businesses”) (the “Acquisition”). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009, and the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman’s management team, and certain key members and senior professionals who are employed throughout the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

These events have not had a material impact on the Funds or their operations. NB Management, NBFI and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-advisers of the Funds.

Portfolio Manager Information

Accounts Managed

Ann H. Benjamin and Thomas P. O’Reilly serve as Portfolio Manager of each Fund. The table below describes the accounts for which Ms. Benjamin and Mr. O’Reilly have day-to-day management responsibility as of December 31, 2009.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Ann H. Benjamin
Registered Investment Companies*	4	$1,345	–	–
Other Pooled Investment Vehicles	0	0	–	–
Other Accounts**	31	$5,422	–	–
Thomas P. O’Reilly
Registered Investment Companies*	4	$1,345	–	–
Other Pooled Investment Vehicles	0	0	–	–

Other Accounts**	31	$5,422	–	–
* Registered Investment Companies include all mutual funds managed by the Portfolio Manager, including the Funds.
** Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests. In such as case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

NB Management, NBFI, Neuberger and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers by NB Management, NBFI and Neuberger

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

The senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the next five years, the equity ownership allocations will be re-evaluated and re-

allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period. Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party). The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Portfolio Manager, as of December 31, 2009, in each Fund.

Portfolio Manager	Fund(s) Managed*	Dollar Range of Equity Securities Owned in the Fund
Ann H. Benjamin	Neuberger Berman High Yield Strategies Fund	[ ]
	Neuberger Berman High Yield Strategies Fund Inc.*	A
	Neuberger Berman Income Opportunity Fund Inc.	[ ]
Thomas P. O’Reilly	Neuberger Berman High Yield Strategies Fund	[ ]
	Neuberger Berman High Yield Strategies Fund Inc.*	A
	Neuberger Berman Income Opportunity Fund Inc.	[ ]
* As of the date of this statement of additional information, New NHS had not yet commenced operations.

A = None	E = $100,001-$500,000

B = $1-$10,000	F = $500,001-$1,000,000

C = $10,001 - $50,000	G = Over $1,000,001

D =$50,001-$100,000

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

The investment decisions concerning the Funds and the other registered investment companies managed by NB Management, NBFI and Neuberger (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the

Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management, NBFI and Neuberger have varied from one another in the past and are likely to vary in the future.

There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by NB Management, NBFI or Neuberger are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of Fund Directors/Trustees that the desirability of the Funds’ having their advisory arrangements with NB Management, NBFI or Neuberger outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of NB Management, NBFI or Neuberger (including the Funds, the Other NB Funds, and other managed accounts) and personnel of NB Management, NBFI or Neuberger and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management, NBFI or Neuberger that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Each Fund may, from time to time, loan portfolio securities to Neuberger and to other affiliated broker-dealers (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Funds to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Funds will be made on terms at least as favorable to the Funds as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Funds as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Directors. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Fund and reported to the Board of Directors.

Proxy Voting

Each Board has delegated to NB Management the responsibility to vote proxies related to the securities held in a Fund’s portfolio. Under this authority, NB Management is required by each Board to vote proxies related to portfolio securities in the best interests of a Fund and its stockholders. Each Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-877-461-1899 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

Brokerage and Research Services

Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Manager considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. The Manager also may consider the brokerage and research services that broker-dealers provide to the Fund or the Manager. Under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, each Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

To a Fund’s knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its portfolio transactions. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time affect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

The Funds may, from time to time, loan portfolio securities to Neuberger Berman and to other affiliated broker-dealers (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund

Directors. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Funds. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Fund and reported to the Board of Directors.
In effecting securities transactions, the Funds seek to obtain the best price and execution of orders. Affiliates of NB Management may act as a broker for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such a broker is capable of providing best execution (“Affiliated Brokers”).

The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Fund and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is each Fund’s policy that the commissions paid an Affiliated Broker must be (1) at least as favorable as commissions contemporaneously charged by the Affiliated Broker on comparable transactions for its most favored unaffiliated customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm and customers of the Affiliated Broker considered by a majority of the Independent Fund Directors not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Funds do not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

A committee of Independent Fund Directors from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which an Affiliated Broker determines that the commissions paid to the Affiliated Broker by the Funds are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Directors.

To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Boards of Directors, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Directors who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions other than an Affiliated Broker, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by those brokers as well as any expense offset arrangements offered by the brokers.

In certain instances the Manager specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those client’s whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, the Manager always considers its best execution obligation when deciding which broker to utilize.

A committee comprised of officers of NB Management and employees of Neuberger Berman and/or NBFI who are Portfolio Managers of the Funds and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s and NBFI’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by Neuberger Berman and/or NBFI in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman and/or NBFI from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

As of the fiscal year ended October 31, 2009, New NHS was not yet a registered investment company; therefore the Fund does not have brokerage data for the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007.

During the fiscal year ended December 31, 2007, NHS paid brokerage commissions of $[ ], of which $[ ] was paid to Neuberger Berman and $[ ] was paid to Lehman Brothers.

During the fiscal year ended December 31, 2008, NHS paid brokerage commissions of $[ ] of which $[ ] was paid to Neuberger Berman and $[ ] was paid to Lehman Brothers.

During the fiscal year ended December 31, 2009, NHS paid brokerage commissions of $[ ] of which $[ ] was paid to Neuberger Berman and $[ ] was paid to Lehman Brothers. During the fiscal year ended December 31, 2009, transactions in which NHS used Neuberger Berman as broker comprised [ ]% of the aggregate dollar amount of transactions involving the payment of commissions, and [ ]% of the aggregate brokerage commissions paid by NHS.

During the fiscal year ended December 31, 2009, transactions in which NHS used Lehman Brothers as broker comprised [ ]% of the aggregate dollar amount of transactions involving the payment of commissions, and [ ]% of the aggregate brokerage commissions paid by NHS. [ ]% of the $[ ] paid to other brokers by NHS during the fiscal year ended December 31, 2009 (representing commissions on transactions involving approximately $[ ]) was directed to those brokers at least partially on the basis of research services they provided. [During the fiscal year ended December 31, 2009, NHS did not acquire securities or hold any securities of its regular brokers or dealers.]

During the fiscal year ended October 31, 2007, NOX paid brokerage commissions of $[ ], of which $[ ] was paid to Neuberger Berman and $[ ] was paid to Lehman Brothers.

During the fiscal year ended October 31, 2008, NOX paid brokerage commissions of $[ ] of which $[ ] was paid to Neuberger Berman and $[ ] was paid to Lehman Brothers.

During the fiscal year ended October 31, 2009, NOX paid brokerage commissions of $[ ] of which $[ ] was paid to Neuberger Berman and $[ ] was paid to Lehman Brothers. During the fiscal year ended October 31, 2009, transactions in which NOX used Neuberger Berman as broker comprised [ ]% of the aggregate dollar amount of transactions involving the payment of commissions, and [ ]% of the aggregate brokerage commissions paid by NOX. During the fiscal year ended October 31, 2009, transactions in which NOX used Lehman Brothers as broker comprised [ ]% of the aggregate dollar amount of transactions involving the payment of commissions, and [ ]% of the aggregate brokerage commissions paid by NOX. [ ]% of the $[ ] paid to other brokers by NOX during the fiscal year ended October 31, 2009 (representing commissions on transactions involving approximately $[ ]) was directed to those brokers at least partially on the basis of research services they provided. [During the fiscal year ended October 31, 2009, NOX did not acquire securities or hold any securities of its regular brokers or dealers.]

Ann H. Benjamin and Thomas P. O’Reilly, each a Managing Director of NB Management, Neuberger Berman and NBFI, are primarily responsible for making decisions as to specific action to be taken with respect to the investments of the Funds. Ann H. Benjamin and Thomas P. O’Reilly serve as portfolio managers for the Registrant since inception. They have each been part of the Registrant’s management team since 2005 and they also manage high yield portfolios for NBFI and its predecessor, an affiliate of Neuberger Berman. She has managed money for NBFI since 1997. Ann H. Benjamin and Thomas P. O’Reilly have full authority to take action with respect to Fund transactions and may or may not consult with other personnel of NB Management prior to taking such action.

NET ASSET VALUE

New NHS and NOX

The NAV attributable to Common Stock of New NHS and NOX is calculated by subtracting a Fund’s total liabilities and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The NAV per Common Share is calculated by dividing its NAV by the number of Common Stock outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, every day on which the NYSE is open.

Each Fund uses an independent pricing service to value their debt securities. Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Funds seek to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Directors believe accurately reflects fair value. The Funds periodically verify valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

Each Fund uses an independent pricing service to value its equity portfolio securities (including options). The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq are normally valued by the independent pricing service at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Funds seek to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Directors believe accurately reflects fair value.

Each Fund’s foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

If, after the close of the principal market on which a security is traded, and before the time the Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Boards of Directors have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Director believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

NHS

NHS calculates the net asset value of its Common Shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m., Eastern Standard Time). For purposes of determining the net asset value of a common share, the value of securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of Common Shares outstanding at such time. The Fund's expenses, including fees payable to Lehman Brothers Asset Management, First Trust and Investors Bank are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

The Fund generally values its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by Lehman Brothers Asset Management to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined in accordance with procedures approved by the Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when NBFI determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, Repurchase agreements are valued at cost plus accrued interest.

REPURCHASE OF COMMON STOCK; TENDER OFFERS;
CONVERSION TO OPEN-END FUND

Each Fund is a closed-end investment company and as such its stockholders will not have the right to cause a Fund to redeem their shares. Instead, each Fund’s Common Stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Board of each Fund regularly monitors the relationship between the market price and NAV of the Common Stock. If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board of each Fund may consider the repurchase of its Common Stock on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of each Fund will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. Each Fund has no present intention to repurchase its Common Stock and would do so only in the circumstances described in this section.

Notwithstanding the foregoing, at any time when Preferred Shares are outstanding, each Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of each Fund would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The Board of each Fund may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board of each Fund would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

See “Anti-Takeover Provisions” in the Proxy Statement/Prospectus for a discussion of voting requirements applicable to conversion of each Fund to an open-end company. If a Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund’s Common Stock would no longer be listed on the NYSE or AMEX. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by a Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in a Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that a Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by a Fund of the Common Stock will decrease its total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by a Fund of Common Stock at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Stock then remaining. See the Proxy Statement/Prospectus in Appendix B under “Risk of Financial Leverage.”

Before deciding whether to take any action if a Fund’s Common Stock trade below NAV, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Board of the Fund may determine that, in the interest of the Fund and its stockholders, no action should be taken.

TAX MATTERS

Set forth below is a discussion of the material federal income and excise tax aspects concerning the Funds and the purchase, ownership and disposition of Common Stock and Preferred Shares (collectively, “Shares”). This discussion does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Shares as capital assets. This discussion is based on current provisions of the Code and the regulations promulgated thereunder (“Regulations”) and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Taxation of the Funds

Each Fund has qualified, and intends to continue to qualify each taxable year, for treatment as a RIC. To qualify for that treatment, a Fund must, among other things:

(1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (as defined below) (“QPTP”) (“Income Requirement”);

(2) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”) and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year (“Distribution Requirement”); and

(3) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of the Fund’s total assets is invested in (i) the securities (other than those of the U.S. Government or other RICs) of any one issuer, (ii) the securities of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses or (iii) the securities of one or more QPTPs.

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC.

If a Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders. If a Fund failed to qualify for treatment as a RIC for any taxable year, then for federal tax purposes (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and (2) the stockholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual stockholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain -- a maximum of 15%), and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

To the extent a Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year plus (3) 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% federal excise tax (“Excise Tax”). For these purposes, a Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution a Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of the preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

If, at any time when Preferred Shares are outstanding, a Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage (both as defined in each Fund’s Articles Supplementary, which are substantially similar), it will be required to suspend distributions to Common Stockholders until that maintenance amount or asset coverage, as the case may be, is restored. See “Description of Preferred Shares – Restrictions on Dividends and Other Distributions” in Appendix D attached to the Proxy Statement/Prospectus. Such a suspension may prevent a Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability, or both. If a Fund fails to meet that maintenance amount or asset coverage when Preferred Shares are outstanding, it will be required to redeem Preferred Shares to maintain or restore that maintenance amount or asset coverage, as the case may be, and avoid the adverse consequences to the Fund and its stockholders of failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve that objective.

Taxation of the Stockholders

Distributions. As long as a Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its earnings and profits. Each Fund currently expects that most of the dividends it pays will not be eligible for the dividends-received deduction available to corporations or the 15% maximum federal income tax rate on “qualified dividend income” received by individuals. A Fund’s distributions of net capital gain that it properly designates as such (“Capital Gain Dividends”) will be taxable to each stockholder thereof as long-term capital gain, regardless of how long the stockholder has held the Fund’s Shares. Capital Gain Dividends a Fund pays to individuals with respect to net capital gain it recognizes on sales or exchanges of capital assets through October 31, 2011, will be subject to a maximum federal income tax rate of 15%.

Distributions by a Fund will be taxable as described above whether received in cash or reinvested in additional Common Stock through the Fund’s Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a distribution equal to either (1) the fair market value of the newly issued Common Stock or (2) if the Common Stock are trading below their NAV, the amount of cash allocated to the stockholder for the purchase of Common Stock on its behalf in the open market.

The benefits of the reduced tax rates applicable to individual stockholders’ net capital gain and qualified dividend income may be impacted by the application of the alternative minimum tax to them.

Distributions on a Fund’s Common Stock are generally subject to federal income tax as described above, even though those distributions may economically represent a return of a particular stockholder’s investment. Those distributions are likely to occur on a Fund’s Common Stock purchased when their NAV includes gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when those Common Stock’ NAV reflects unrealized losses. Distributions are taxable to a stockholder of a Fund even if they are paid from income or gains the Fund earned before the stockholder invested in Shares (and thus were reflected in the price the stockholder paid).

If a Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a “return of capital” to the extent of the stockholder’s tax basis in its Shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of the Shares. Current earnings and profits will be, and accumulated earnings and profits may be, treated as first being used to pay distributions on Preferred Shares, and only the remaining earnings and profits will be treated as being used to pay distributions on the Common Stock.

Dividends a Fund pays to a foreign stockholder, other than (1) dividends paid to a foreign stockholder whose ownership of Shares is effectively connected with a U.S. trade or business the stockholder carries on and (2) Capital Gain Dividends paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). However, two categories of dividends, “short-term capital gain dividends” and “interest-related dividends,” if properly designated by a Fund, will be exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to short-term capital gain, computed with certain adjustments. “Interest-related dividends,” which neither Fund expects to distribute a significant amount of, are dividends that are attributable to “qualified net interest income” (“qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form” and interest on deposits, less allocable deductions). The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends a Fund pays to foreign investors, with certain exceptions, only with respect to its current taxable year (ending October 31, 2008), unless Congress enacts legislation extending its applicability.

If (1) a Fund may redeem all or part of a series of Preferred Shares on payment of a premium, (2) based on all the facts and circumstances, the Fund is more likely than not to make that redemption and (3) that premium exceeds a specified de minimis amount, it is possible that the holders of that series may be required to accrue the premium as a dividend (to the extent of the Fund’s earnings and profits) in advance of the receipt of cash representing the premium.

Each Fund will notify its stockholders annually as to the federal tax status of Fund distributions to them.

Sale or Redemption of Shares. A stockholder’s sale or other disposition of Shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder’s basis in those Shares. In general, any gain or loss realized on a taxable disposition of Shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate on net capital gain described above) if the Shares have been held for more than one year; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells Shares at a loss within six months of their purchase, that loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received with respect to the Shares. All or a portion of any loss realized on a taxable disposition of a Fund’s Shares will be disallowed if other Shares of the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.

From time to time a Fund may make a tender offer for some of its Shares. A tender of Shares pursuant to such an offer would be a taxable event. If a Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

A Fund may, at its option, redeem Preferred Shares in whole or in part and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption will be taxed as gain or loss from the sale or exchange of the Preferred Shares rather than as a dividend, but only if the redemption distribution (1) is deemed not to be essentially equivalent to a dividend, (2) is in complete redemption of an owner’s interest in the redeeming Fund, (3) is substantially disproportionate with respect to the owner’s interest in the Fund or (4) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of clauses (1), (2) and (3), a holder’s ownership of Common Stock will be taken into account.

Under the Regulations, if a stockholder recognizes a loss with respect to Shares of (1) $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder, or (2) five times those amounts for a corporate stockholder, the stockholder must file with the Internal Revenue Service (“Service”) a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these Regulations in light of their individual circumstances.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions by a Fund otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, “backup withholding”). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder’s federal income tax liability.

Tax Consequences of Certain Investments

[Certain Real Estate Companies. Income that a Fund derives from a Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) that is not a QPTP (“RE Partnership”) will be treated as qualifying income under the Income Requirement only to the extent it is attributable to the RE Partnership’s income items that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. Each Fund will restrict its investment in RE Partnerships to maintain its qualification as a RIC.

REMICs. REITs in which a Fund may invest that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of Regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those Regulations have not yet been issued, the U.S. Treasury Department and the Service recently issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its stockholders generally in proportion to dividends paid, (3) inform stockholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization stockholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) constitutes unrelated business taxable income to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record stockholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its stockholders that are not nominees, except that for taxable years beginning after December 31, 2006, (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Neither Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution or return of capital) of the distributions they have made during that year, which would result at that time in a Fund’s also having to re-categorize some of the distributions it has made to its stockholders. These changes would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in January of each year, although a Fund may, in one or more years, request from the Service an extension of time to distribute those forms until mid-or late-February to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).]

Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future Regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain of a Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any “excess distribution” the Fund receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on qualified dividend income mentioned above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, it would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Securities Issued at a Discount. A Fund may acquire zero coupon or other securities issued with accrued OID. As a holder of those securities, a Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

REPORTS TO STOCKHOLDERS

Stockholders of each Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02110, serves as custodian for assets of each Fund. The custodian performs custodial and fund accounting services. The Bank of New York Mellon, Attn: Corporate Trust Administration, 100 Church Street, 8th Floor, New York, New York 10286, ATTN: Corporate Trust, Dealing and Trading-Auction Desk, serves as the transfer agent and registrar for each Fund’s Common Stock and Preferred Stock, as well as agent for each Fund’s distribution reinvestment plan relating to its Common Stock.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Funds. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Funds’ filings with the SEC.

COUNSEL

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006, will pass upon certain legal matters in connection with the Common Stock offered by New NHS, and also acts as counsel to each Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-14, including any amendments thereto, relating to the shares of New NHS offered hereby, will be filed by New NHS with the SEC, Washington, D.C. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to New NHS and the shares offered or to be offered hereby, reference is made to New NHS’s Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from NOX’s and NHS’s Annual Report to Stockholders for the fiscal year ended December 31, 2009 for NHS and October 31, 2009 for NOX:

The audited financial statements of NHS and notes thereto for the fiscal year ended December 31, 2009, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements of the Fund.

The audited financial statements of NOX and notes thereto for the fiscal year ended October 31, 2009, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements of the Fund.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for NHS and NOX and pro forma financial statements for New NHS, assuming the Reorganization is consummated as of December 31, 2010.  The first table presents the Schedule of Investments for NHS and NOX and pro forma figures for New NHS. The second table presents the Statements of Assets and Liabilities for NHS and NOX and estimated pro forma figures for New NHS. The third table presents the Statements of Operations for NHS and NOX and estimated pro forma figures for New NHS. These tables are followed by the Notes to the Pro Forma Financial Statements.

NEUBERGER BERMAN DECEMBER 31, 2009 (UNAUDITED)

Pro Forma Combined Schedule of Investments

NEUBERGER BERMAN DECEMBER 31, 2009 (UNAUDITED)

Pro Forma Combined Schedule of Investments

Neuberger Berman

Income	High Yield			Income	High Yield
Opportunity	Strategies	Pro Forma		Opportunity	Strategies			Pro Forma
Fund Inc.	Fund	Combined		Fund	Fund			Combined
Number of Shares				Value	Value			Value

Common Stocks (11.6%)

Apartments (1.3%)
18,200	0	18,200	American Campus Communities	$511,420	$0			$511,420
10,000	0	10,000	AvalonBay Communities	821,100	0			821,100
46,800	0	46,800	Equity Residential	1,580,904	0			1,580,904
2,400	0	2,400	Essex Property Trust	200,760	0			200,760
				3,114,184	0			3,114,184	1.31%	1.3

Diversified (0.5%)
17,324	0	17,324	Vornado Realty Trust	1,211,641	0			1,211,641	0.51%	0.5

Diversified Financial Services (0.1%)
0	11,536	11,536	CIT Group, Inc. *	0	318,509			318,509	0.13%	0.1

Health Care (1.8%)
38,600	0	38,600	HCP, Inc.	1,178,844	0			1,178,844
12,002	0	12,002	Health Care REIT	531,929	0			531,929
17,800	0	17,800	Nationwide Health Properties	626,204	0			626,204
33,600	0	33,600	OMEGA Healthcare Investors (e)	653,520	0			653,520
27,900	0	27,900	Ventas, Inc.	1,220,346	0			1,220,346
				4,210,843	0			4,210,843	1.77%	1.8

Home Financing (1.0%)
77,200	0	77,200	Annaly Capital Management	1,339,420	0			1,339,420
52,700	0	52,700	Starwood Property Trust	995,503	0			995,503
				2,334,923	0			2,334,923	0.98%	1

Industrial (1.1%)
30,700	0	30,700	AMB Property	784,385	0			784,385
19,500	0	19,500	EastGroup Properties	746,460	0			746,460
81,300	0	81,300	ProLogis	1,112,997	0			1,112,997
				2,643,842	0			2,643,842	1.11%	1.1

Lodging (0.2%)
48,606	0	48,606	Host Hotels & Resorts	567,232	0			567,232	0.24%	0.2

Office (1.7%)
6,300	0	6,300	Boston Properties	422,540	0			422,540
98,000	0	98,000	Brandywine Realty Trust	1,117,200	0			1,117,200
51,800	0	51,800	Highwoods Properties (e)	1,727,530	0			1,727,530
18,300	0	18,300	SL Green Realty (e)	919,392	0			919,392
				4,186,662	0			4,186,662	1.76%	1.7

Real Estate Management & Development (0.4%)
71,300	0	71,300	Brookfield Properties	864,156	0			864,156	0.36%	0.4

Regional Malls (1.2%)
37,566	0	37,566	Macerich Co. (e)	1,350,498	0			1,350,498
15,723	0	15,723	Simon Property Group	1,254,695	0			1,254,695
5,500	0	5,500	Taubman Centers	197,505	0			197,505
				2,802,698	0			2,802,698	1.18%	1.2

Self Storage (0.8%)
55,400	0	55,400	Extra Space Storage	639,870	0			639,870
2,700	0	2,700	Public Storage, Depositary Shares	68,445	0			68,445
31,700	0	31,700	Sovran Self Storage	1,132,641	0			1,132,641
				1,840,956	0			1,840,956	0.77%	0.8

Shopping Centers (1.1%)
7,700	0	7,700	Federal Realty Investment Trust	521,444	0			521,444
55,700	0	55,700	Kimco Realty	753,621	0			753,621
17,800	0	17,800	Regency Centers	624,068	0			624,068
18,400	0	18,400	Tanger Factory Outlet Centers	717,416	0			717,416
				2,616,549	0			2,616,549	1.10%	1.1

Specialty (0.4%)
4,000	0	4,000	Digital Realty Trust	201,120	0			201,120
17,500	0	17,500	Rayonier Inc.	737,800	0			737,800
				938,920	0			938,920	0.39%	0.4

Total Common Stocks
(Cost $19,489,195, $285,569, and $19,774,764, respectively)				27,332,606	318,509			27,651,115	11.594%	11.6

Preferred Stocks (6.6%)

Apartments (0.7%)
65,500	0	65,500	Mid-America Apartment Communities, Ser. H	1,638,155	0			1,638,155	0.69%	0.7

Banking (0.1%)
65	253	318	GMAC, Ser. G, 7.00%, due 12/31/49	42,843	166,759			209,602	0.09%	0.1

Health Care (0.6%)
25,000	0	25,000	Health Care REIT, Ser. D	618,750	0			618,750
34,000	0	34,000	LTC Properties, Ser. F	825,520	0			825,520
				1,444,270				1,444,270	0.61%	0.6

Hybrid (0.3%)
50,000	0	50,000	iStar Financial, Ser. E	357,500	0			357,500
60,000	0	60,000	iStar Financial, Ser. F	429,600	0			429,600
				787,100	0			787,100	0.33%	0.3

Lodging (1.8%)
50,000	0	50,000	Ashford Hospitality Trust, Ser. D	898,500	0			898,500
36,000	0	36,000	Eagle Hospitality Properties Trust *	9,000	0			9,000
22,600	0	22,600	Hersha Hospitality Trust, Ser. A	440,700	0			440,700
15,800	0	15,800	Host Hotels & Resorts, Ser. E	402,900	0			402,900
77,500	0	77,500	LaSalle Hotel Properties, Ser. B	1,819,700	0			1,819,700
28,000	0	28,000	LaSalle Hotel Properties, Ser. D	612,920	0			612,920
6,000	0	6,000	Strategic Hotels & Resorts, Ser. B	81,600	0			81,600
154,000	0	154,000	W2007 Grace Acquisition I, Ser. B *	46,200	0			46,200
				4,311,520	0			4,311,520	1.81%	1.8

Office (0.9%)
60,000	0	60,000	DRA CRT Acquisition, Ser. A	720,000	0			720,000
60,000	0	60,000	Kilroy Realty, Ser. E	1,449,000	0			1,449,000
				2,169,000	0			2,169,000	0.91%	0.9

Regional Malls (1.0%)
60,000	0	60,000	Glimcher Realty Trust, Ser. F	1,101,600	0			1,101,600
61,600	0	61,600	Glimcher Realty Trust, Ser. G	1,065,680	0			1,065,680
11,300	0	11,300	Taubman Centers, Ser. G	277,302	0			277,302
				2,444,582	0			2,444,582	1.025%	1

Shopping Centers (0.7%)
20,000	0	20,000	Cedar Shopping Centers, Ser. A	479,400	0			479,400
12,000	0	12,000	Developers Diversified Realty, Ser. I	225,480	0			225,480
34,000	0	34,000	Tanger Factory Outlet Centers, Ser. C	806,140	0			806,140
				1,511,020	0			1,511,020	0.634%	0.7

Specialty (0.5%)
25,000	0	25,000	Digital Realty Trust, Ser. A	631,375	0			631,375
16,900	0	16,900	Digital Realty Trust, Ser. B	419,796	0			419,796
				1,051,171	0			1,051,171	0.441%	0.5

Total Preferred Stocks
(Cost $24,116,131, $50,254, and $24,166,385, respectively)				15,399,661	166,759			15,566,420	6.527%	6.6

Principal Amount
Bank Loan Obligations (7.7%)

Airlines (2.0%)
2,095,770	3,899,200	5,994,970	United Airlines, Inc., Term Loan B, 2.28%, due 2/1/14	1,645,934	3,062,276			4,708,210	2.0%	2

Electric - Generation (4.3%)
4,714,060	7,957,603	12,671,663	Texas Competitive Electric Holdings Co. LLC, Term Loan DD, 3.51%, due 10/10/14	3,808,300	6,428,629			10,236,929	4.3%	4.3

Media-Cable (0.5%)
449,023	833,737	1,282,760	Cequel Communication LLC, Term Loan B, 6.28%, due 5/5/14	447,339	830,610			1,277,949	0.5%	0.5

Software Services (0.9%)
189,517	353,193	542,710	First Data Corp., Term Loan B1, 3.25%, due 9/24/14	168,065	313,216			481,281
669,211	1,235,390	1,904,601	First Data Corp., Term Loan B2, 3.00%, due 9/24/14	593,275	1,095,210			1,688,485
				761,340	1,408,426			2,169,766	0.9%	0.9

Total Bank Loan Obligations
(Cost $5,867,702, $10,287,866, and $16,155,568, respectively)				6,662,913	11,729,941			18,392,854	7.712%	7.7

Corporate Debt Securities (116.4%)

Airlines (3.0%)
245,000	455,000	700,000	American Airlines, Inc., Pass-Through Certificates, Ser. 2009-1A, 10.38%, due 7/2/19	270,725	502,775			773,500
620,000	1,155,000	1,775,000	American Airlines, Inc., Senior Secured Notes, 10.50%, due 10/15/12	647,900	1,206,975			1,854,875
490,000	895,000	1,385,000	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2001-1, Class B, 7.71%, due 9/18/11	482,650	881,575			1,364,225
505,000	930,000	1,435,000	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	524,569	966,037			1,490,606
650,830	1,224,288	1,875,118	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	553,205	1,040,645			1,593,850
				2,479,049	4,598,007			7,077,056	2.967%	3

Auto Loans (3.0%)
415,000	795,000	1,210,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 7.00%, due 10/1/13	414,375	793,803			1,208,178
1,450,000	2,570,000	4,020,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.70%, due 10/1/14	1,515,963	2,686,915			4,202,878
570,000	1,135,000	1,705,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	560,138	1,115,363			1,675,501
				2,490,476	4,596,081			7,086,557	2.971%	3

Auto Parts & Equipment (1.6%)
1,290,000	2,380,000	3,670,000	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	1,322,250	2,439,500			3,761,750	1.577%	1.6

Automotive (1.3%)
170,000	315,000	485,000	Ford Holdings, Inc., Guaranteed Notes, 9.38%, due 3/1/20	160,225	296,888			457,113
705,000	1,295,000	2,000,000	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	648,600	1,191,400			1,840,000
275,000	505,000	780,000	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	255,750	469,650			725,400
				1,064,575	1,957,938			3,022,513	1.267%	1.3

Banking (9.1%)
258,579	475,592	734,171	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/13 (e)	241,124	443,489			684,613
387,870	713,391	1,101,261	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/14	360,234	662,562			1,022,796
387,870	713,391	1,101,261	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/15	347,143	638,485			985,628
741,451	1,513,986	2,255,437	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	652,476	1,332,308			1,984,784
2,340,035	4,169,580	6,509,615	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/17	2,029,980	3,617,111			5,647,091
260,000	470,000	730,000	GMAC LLC, Senior Unsecured Notes, 0.00%, due 12/1/12	194,350	351,325			545,675
960,000	1,655,000	2,615,000	GMAC LLC, Guaranteed Notes, 6.75%, due 12/1/14	912,000	1,572,250			2,484,250
330,000	610,000	940,000	GMAC LLC, Senior Unsecured Notes, 0.00%, due 6/15/15	181,087	334,737			515,824
1,345,000	2,495,000	3,840,000	GMAC LLC, Subordinated Notes, 8.00%, due 12/31/18	1,183,600	2,195,600			3,379,200
1,015,000	1,875,000	2,890,000	GMAC LLC, Guaranteed Notes, 8.00%, due 11/1/31	913,500	1,687,500			2,601,000
630,000	1,180,000	1,810,000	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.27%, due 11/14/16 (u)	378,000	708,000			1,086,000
265,000	490,000	755,000	Lloyds Banking Group PLC, Junior Subordinated Notes, Ser. A, 6.41%, due 10/1/35 (u)	159,000	294,000			453,000
190,000	350,000	540,000	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.66%, due 5/21/37 (u)	114,000	210,000			324,000
				7,666,494	14,047,367			21,713,861	9.104%	9.1

Building & Construction (0.6%)
500,000	925,000	1,425,000	Standard Pacific Escrow LLC, Senior Secured Notes, 10.75%, due 9/15/16	510,000	943,500			1,453,500	0.609%	0.6

Building Materials (3.1%)
1,175,000	2,170,000	3,345,000	Goodman Global Group, Inc., Senior Discount Notes, 0.00%, due 12/15/14	666,813	1,231,475			1,898,288
0	325,000	325,000	Owens Corning, Inc., Guaranteed Notes, 9.00%, due 6/15/19	0	362,433			362,433
1,160,000	2,145,000	3,305,000	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	1,160,000	2,145,000			3,305,000
560,000	1,050,000	1,610,000	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	597,800	1,120,875			1,718,675
				2,424,613	4,859,783			7,284,396	3.054%	3.1

Chemicals (3.0%)
335,000	620,000	955,000	Huntsman Int'l LLC, Guaranteed Notes, 7.88%, due 11/15/14	327,463	606,050			933,513
1,140,000	2,115,000	3,255,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	1,140,000	2,115,000			3,255,000
971,000	1,804,000	2,775,000	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14 (e)	1,068,100	1,984,400			3,052,500
				2,535,563	4,705,450			7,241,013	3.036%	3

Consumer, Commercial, Lease Financing (3.7%)
550,000	1,015,000	1,565,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. H, 5.38%, due 10/1/12	442,261	816,173			1,258,434
1,225,000	2,265,000	3,490,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	967,991	1,789,796			2,757,787
720,000	1,340,000	2,060,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.40%, due 12/1/15	495,009	921,266			1,416,275
1,665,000	3,080,000	4,745,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	1,156,099	2,138,610			3,294,709
				3,061,360	5,665,845			8,727,205	3.659%	3.7

Diversified Capital Goods (0.6%)
565,000	1,045,000	1,610,000	Mueller Water Products, Inc., Guaranteed Notes, 7.38%, due 6/1/17	522,625	966,625			1,489,250	0.624%	0.6

Electric - Generation (8.2%)
2,705,000	5,025,000	7,730,000	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	2,610,325	4,849,125			7,459,450
270,000	495,000	765,000	Edison Mission Energy, Senior Unsecured Notes, 7.00%, due 5/15/17	213,300	391,050			604,350
310,000	570,000	880,000	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	234,825	431,775			666,600
1,640,000	3,070,000	4,710,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	1,111,100	2,079,925			3,191,025
1,649,996	4,024,290	5,674,286	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	1,167,372	2,847,185			4,014,557
94,900	175,200	270,100	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	93,002	171,696			264,698
485,000	895,000	1,380,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	485,606	896,119			1,381,725
705,000	1,305,000	2,010,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	706,763	1,308,262			2,015,025
				6,622,293	12,975,137			19,597,430	8.217%	8.2

Electronics (1.5%)
360,000	675,000	1,035,000	Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	358,650	672,469			1,031,119
390,000	725,000	1,115,000	NXP BV Funding LLC, Senior Secured Floating Rate Notes, 3.03%, due 1/15/10 (e)(u)	323,700	601,750			925,450
600,000	1,120,000	1,720,000	NXP BV Funding LLC, Senior Secured Notes, 7.88%, due 10/15/14	544,500	1,016,400			1,560,900
				1,226,850	2,290,619			3,517,469	1.475%	1.5

Energy - Exploration & Production (2.8%)
210,000	395,000	605,000	Atlas Energy Operating Co. LLC, Guaranteed Notes, 10.75%, due 2/1/18	232,050	436,475			668,525
985,000	635,000	1,620,000	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	1,081,038	696,912			1,777,950
785,000	1,440,000	2,225,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	785,000	1,440,000			2,225,000
150,000	280,000	430,000	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	151,125	282,100			433,225
445,000	1,065,000	1,510,000	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	449,450	1,075,650			1,525,100
				2,698,663	3,931,137			6,629,800	2.780%	2.8

Food & Drug Retailers (1.9%)
245,000	450,000	695,000	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	254,800	468,000			722,800
405,000	745,000	1,150,000	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	439,425	808,325			1,247,750
575,000	1,050,000	1,625,000	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	609,500	1,113,000			1,722,500
280,000	525,000	805,000	Rite Aid Corp., Senior Secured Notes, 10.25%, due 10/15/19	295,400	553,875			849,275
				1,599,125	2,943,200			4,542,325	1.905%	1.9

Forestry/Paper (1.0%)
735,000	1,355,000	2,090,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	812,175	1,497,275			2,309,450	0.968%	1

Gaming (8.0%)
225,000	345,000	570,000	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	164,250	251,850			416,100
725,000	1,350,000	2,075,000	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	822,875	1,532,250			2,355,125
1,855,000	3,440,000	5,295,000	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	1,511,825	2,803,600			4,315,425
175,000	315,000	490,000	MGM Mirage, Inc., Guaranteed Notes, 6.75%, due 4/1/13	150,938	271,687			422,625
275,000	510,000	785,000	MGM Mirage, Inc., Senior Secured Notes, 10.38%, due 5/15/14	298,375	553,350			851,725
470,000	875,000	1,345,000	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	366,600	682,500			1,049,100
470,000	860,000	1,330,000	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	520,525	952,450			1,472,975
330,000	620,000	950,000	Peninsula Gaming LLC, Senior Secured Notes, 8.38%, due 8/15/15	329,175	618,450			947,625
375,000	705,000	1,080,000	Peninsula Gaming LLC, Senior Unsecured Notes, 10.75%, due 8/15/17	376,875	708,525			1,085,400
320,000	595,000	915,000	Pinnacle Entertainment, Inc., Senior Notes, 8.63%, due 8/1/17	326,400	606,900			933,300
1,165,000	1,781,000	2,946,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,211,600	1,852,240			3,063,840
355,000	665,000	1,020,000	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	331,925	621,775			953,700
595,000	1,115,000	1,710,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	452,200	847,400			1,299,600
				6,863,563	12,302,977			19,166,540	8.036%	8

Gas Distribution (9.0%)
410,000	755,000	1,165,000	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	410,000	755,000			1,165,000
1,605,000	2,985,000	4,590,000	El Paso Energy Corp., Medium-Term Notes, 7.80%, due 8/1/31	1,511,000	2,810,178			4,321,178
776,000	1,462,000	2,238,000	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	764,360	1,440,070			2,204,430
425,000	690,000	1,115,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	430,313	698,625			1,128,938
85,000	540,000	625,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	83,725	531,900			615,625
620,000	1,155,000	1,775,000	Ferrellgas Partners L.P., Senior Notes, 9.13%, due 10/1/17	655,650	1,221,412			1,877,062
535,000	985,000	1,520,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 6.88%, due 11/1/14	505,575	930,825			1,436,400
395,000	980,000	1,375,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	406,850	1,009,400			1,416,250
327,000	690,000	1,017,000	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	338,445	714,150			1,052,595
2,635,000	4,900,000	7,535,000	Sabine Pass LNG, L.P., Senior Secured Notes, 7.50%, due 11/30/16	2,193,638	4,079,250			6,272,888
				7,299,556	14,190,810			21,490,366	9.011%	9

Health Services (7.1%)
175,000	320,000	495,000	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	159,905	292,398			452,303
280,000	520,000	800,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	256,397	476,165			732,562
95,000	175,000	270,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	81,463	150,063			231,526
505,000	945,000	1,450,000	HCA, Inc., Secured Notes, 9.13%, due 11/15/14	532,775	996,975			1,529,750
1,115,000	2,060,000	3,175,000	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	1,197,231	2,211,925			3,409,156
175,000	320,000	495,000	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	188,563	344,800			533,363
1,993,218	3,058,150	5,051,368	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 6.63%, due 3/15/10 (u)	1,484,947	2,278,322			3,763,269
1,315,000	2,320,000	3,635,000	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	1,170,350	2,064,800			3,235,150
785,000	375,000	1,160,000	Ventas Realty L.P., Guaranteed Notes, Ser. 1, 6.50%, due 6/1/16	757,525	361,875			1,119,400
205,000	1,460,000	1,665,000	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	197,825	1,408,900			1,606,725
130,000	235,000	365,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	125,775	227,362			353,137
				6,152,756	10,813,585			16,966,341	7.114%	7.1

Machinery (0.4%)
395,000	735,000	1,130,000	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	380,188	707,438			1,087,626	0.456%	0.4

Media - Broadcast (6.4%)
920,000	1,680,000	2,600,000	Allbritton Communications Co., Senior Subordinated Notes, 7.75%, due 12/15/12	905,050	1,652,700			2,557,750
315,000	580,000	895,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.00%, due 3/15/12 (e)	267,750	493,000			760,750
295,000	540,000	835,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.75%, due 1/15/13	233,788	427,950			661,738
600,000	1,110,000	1,710,000	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	471,000	871,350			1,342,350
730,000	1,670,000	2,400,000	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	693,500	1,586,500			2,280,000
750,000	1,390,000	2,140,000	Sinclair Television Group, Inc., Senior Secured Notes, 9.25%, due 11/1/17	780,000	1,445,600			2,225,600
265,000	495,000	760,000	Sirius XM Radio, Inc., Senior Unsecured Notes, 9.63%, due 8/1/13	263,675	492,525			756,200
700,937	1,295,837	1,996,774	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	614,195	1,135,477			1,749,672
550,000	1,020,000	1,570,000	Univision Communications, Inc., Senior Secured Notes, 12.00%, due 7/1/14	605,688	1,123,275			1,728,963
370,000	685,000	1,055,000	XM Satellite Radio, Inc., Senior Secured Notes, 11.25%, due 6/15/13	397,750	736,375			1,134,125
50,000	90,000	140,000	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	54,313	97,763			152,076
				5,286,709	10,062,515			15,349,224	6.436%	6.4

Media - Cable (2.8%)
465,000	870,000	1,335,000	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	487,669	912,412			1,400,081
640,000	1,185,000	1,825,000	GCI, Inc., Senior Notes, 8.63%, due 11/15/19	645,600	1,195,369			1,840,969
570,000	1,035,000	1,605,000	UPC Holding BV, Senior Secured Notes, 9.88%, due 4/15/18	601,350	1,091,925			1,693,275
320,000	345,000	665,000	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	321,600	346,725			668,325
160,000	140,000	300,000	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	176,000	154,000			330,000
45,000	455,000	500,000	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	49,500	500,500			550,000
105,000	190,000	295,000	Virgin Media Finance PLC, Guaranteed Notes, 9.13%, due 8/15/16	110,644	200,213			310,857
				2,392,363	4,401,144			6,793,507	2.848%	2.8

Media - Services (3.0%)
325,000	600,000	925,000	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	363,188	670,500			1,033,688
945,000	1,760,000	2,705,000	Nielsen Finance LLC, Guaranteed Notes, Step Up, 0.00%/12.50%, due 8/1/16 ^^	862,313	1,606,000			2,468,313
340,000	580,000	920,000	The Interpublic Group of Cos., Inc., Senior Unsecured Notes, 10.00%, due 7/15/17	377,400	643,800			1,021,200
190,000	750,000	940,000	WMG Acquisition Corp., Guaranteed Notes, 7.38%, due 4/15/14	183,588	724,687			908,275
545,000	1,000,000	1,545,000	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	583,831	1,071,250			1,655,081
				2,370,320	4,716,237			7,086,557	2.971%	3

Metals/ Mining Excluding Steel (0.6%)
220,000	410,000	630,000	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	232,650	433,575			666,225
700,000	0	700,000	Arch Western Finance Corp., 6.75%, due 7/1/13	694,750	0			694,750
				927,400	433,575			1,360,975	0.571%	0.6

Multi-Line Insurance (0.7%)
850,000	1,560,000	2,410,000	American Int'l Group, Inc., Junior Subordinated Debentures, 8.18%, due 5/15/38 (u)	561,000	1,029,600			1,590,600	0.667%	0.7

Non-Food & Drug Retailers (3.7%)
325,000	605,000	930,000	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	185,250	344,850			530,100
1,107,000	2,054,000	3,161,000	Blockbuster, Inc., Senior Secured Notes, 11.75%, due 10/1/14	1,051,650	1,951,300			3,002,950
365,000	670,000	1,035,000	Macy's Retail Holdings, Inc., Guaranteed Unsecured Notes, 7.00%, due 2/15/28	321,200	589,600			910,800
245,000	445,000	690,000	Macy's Retail Holdings, Inc., Guaranteed Notes, 6.38%, due 3/15/37	207,025	376,025			583,050
585,000	1,100,000	1,685,000	Macy's Retail Holdings, Inc., Senior Guaranteed Notes, 6.90%, due 4/1/29	514,800	968,000			1,482,800
735,000	1,355,000	2,090,000	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	804,825	1,483,725			2,288,550
				3,084,750	5,713,500			8,798,250	3.689%	3.7

Packaging (0.1%)
105,000	195,000	300,000	Berry Plastics Corp., Secured Notes, 8.88%, due 9/15/14	102,113	189,638			291,751	0.122%	0.1

Printing & Publishing (2.0%)
215,000	405,000	620,000	Gannett Co., Inc., Guaranteed Notes, 8.75%, due 11/15/14	222,525	419,175			641,700
565,000	1,040,000	1,605,000	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	583,363	1,073,800			1,657,163
870,000	1,610,000	2,480,000	TL Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	831,938	1,539,563			2,371,501
				1,637,826	3,032,538			4,670,364	1.958%	2

Real Estate Management & Development (2.9%)
665,000	950,000	1,615,000	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	678,300	969,000			1,647,300
995,000	2,125,000	3,120,000	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	1,014,900	2,167,500			3,182,400
830,000	1,535,000	2,365,000	Realogy Corp., Guaranteed Notes, 10.50%, due 4/15/14	717,950	1,327,775			2,045,725
				2,411,150	4,464,275			6,875,425	2.883%	2.9

Restaurants (0.3%)
170,000	310,000	480,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	168,300	306,900			475,200
80,000	150,000	230,000	OSI Restaurant Partners, Inc., Guaranteed Notes, 10.00%, due 6/15/15	70,600	132,375			202,975
				238,900	439,275			678,175	0.284%	0.3

Software/Services (4.2%)
220,000	400,000	620,000	Ceridian Corp., Senior Unsecured Notes, 11.25%, due 11/15/15	209,825	381,500			591,325
602,925	1,120,200	1,723,125	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	569,764	1,058,589			1,628,353
1,843,311	3,306,588	5,149,899	First Data Corp., Guaranteed Notes, 10.55%, due 9/24/15	1,635,938	2,934,597			4,570,535
105,000	195,000	300,000	SunGard Data Systems, Inc., Guaranteed Notes, 9.13%, due 8/15/13	107,625	199,875			307,500
400,000	565,000	965,000	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	440,500	622,206			1,062,706
550,000	1,200,000	1,750,000	SunGard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	585,750	1,278,000			1,863,750
				3,549,402	6,474,767			10,024,169	4.203%	4.2

Steel Producers/Products (1.4%)
1,090,000	1,995,000	3,085,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	1,053,213	1,927,669			2,980,882
205,000	370,000	575,000	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	164,919	297,658			462,577
				1,218,132	2,225,327			3,443,459	1.444%	1.4

Support - Services (4.4%)
950,000	985,000	1,935,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	977,313	1,013,319			1,990,632
115,000	1,000,000	1,115,000	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	118,306	1,028,750			1,147,056
335,000	615,000	950,000	Hertz Corp., Guaranteed Notes, 10.50%, due 1/1/16	357,613	656,512			1,014,125
295,000	550,000	845,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	283,200	528,000			811,200
530,000	975,000	1,505,000	RSC Equipment Rental, Inc., Senior Notes, 10.25%, due 11/15/19	531,988	978,656			1,510,644
675,000	1,250,000	1,925,000	United Rentals N.A., Inc., Guaranteed Notes, 7.75%, due 11/15/13	634,500	1,175,000			1,809,500
740,000	1,390,000	2,130,000	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	804,750	1,511,625			2,316,375
				3,707,670	6,891,862			10,599,532	4.444%	4.4

Telecom - Integrated/Services (6.8%)
1,020,000	1,885,000	2,905,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	1,002,150	1,852,012			2,854,162
305,000	565,000	870,000	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	280,600	519,800			800,400
425,000	780,000	1,205,000	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	417,562	766,350			1,183,912
325,000	605,000	930,000	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	334,750	623,150			957,900
310,000	575,000	885,000	Intelsat Ltd., Senior Unsecured Notes, 6.50%, due 11/1/13	290,625	539,063			829,688
215,000	920,000	1,135,000	Intelsat Subsidiary Holdings Co., Ltd., Guaranteed Notes, 8.50%, due 1/15/13	219,300	938,400			1,157,700
35,000	70,000	105,000	Intelsat Subsidiary Holdings Co., Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	36,050	72,100			108,150
290,000	30,000	320,000	Intelsat Subsidiary Holdings Co., Ltd., Guaranteed Notes, 8.88%, due 1/15/15	300,150	31,050			331,200
220,000	410,000	630,000	Level 3 Financing, Inc., Guaranteed Notes, 12.25%, due 3/15/13	233,200	434,600			667,800
440,000	800,000	1,240,000	Level 3 Financing, Inc., Guaranteed Notes, 9.25%, due 11/1/14	415,800	756,000			1,171,800
835,000	1,540,000	2,375,000	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	761,938	1,405,250			2,167,188
400,000	0	400,000	Qwest Corp., Senior Unsecured Notes, 7.88%, due 9/1/11	419,000	0			419,000
610,000	1,295,000	1,905,000	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	654,225	1,388,887			2,043,112
255,000	480,000	735,000	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	264,562	498,000			762,562
260,000	475,000	735,000	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	264,550	483,313			747,863
135,000	0	135,000	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	126,225	0			126,225
				6,020,687	10,307,975			16,328,662	6.847%	6.8

Telecom - Wireless (8.2%)
1,350,000	2,500,000	3,850,000	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	1,370,250	2,537,500			3,907,750
520,000	965,000	1,485,000	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16 (e)	518,700	962,588			1,481,288
1,260,000	2,335,000	3,595,000	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14 (e)	1,275,750	2,364,187			3,639,937
445,000	820,000	1,265,000	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	431,650	795,400			1,227,050
3,130,000	6,025,000	9,155,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	2,601,810	5,008,281			7,610,091
550,000	1,010,000	1,560,000	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 11.00%, due 11/1/15	596,750	1,095,850			1,692,600
				6,794,910	12,763,806			19,558,716	8.201%	8.2
Total Corporate Debt Securities
(Cost $90,797,615, $166,322,926, and $257,120,541, respectively)				98,035,506	179,578,308			277,613,814	116.402%	116.4
Number of Shares
Short-Term Investments (6.0%)
6,248,375	4,956,641	11,205,016	Neuberger Berman Securities Lending Quality Fund, LLC	6,373,342	5,055,774			11,429,116
1,616,745	1,341,587	2,958,332	State Street Institutional Liquid Reserves Fund Institutional Class	1,616,745	1,341,587			2,958,332

			Total Short-Term Investments
			(Cost $7,990,087, $6,397,361, and
			$14,387,448, respectively)	7,990,087	6,397,361			14,387,448	6.033%

			Total Investments (148.3%)
			(Cost $148,260,730, $183,343,976, and
			$331,604,706, respectively) **	155,420,773	198,190,878			353,611,651	148.267%	148.3
			Liabilities, less cash, receivables
			and other assets [(36.9%)]	(39,942,859)	(47,597,682)	(400,000)	***	(87,940,541)	-36.87%	36.9
			Liquidation Value of Perpetual
			Preferred Shares [(11.4%)]	(14,875,000)	(12,300,000)			(27,175,000)	-11.39%	11.4

			Total Net Assets Applicable to
			Common Stockholders (100.0%)	$100,602,914	$138,293,196	($400,000)		$238,496,110	100.0%	100

**
The cost of investments for U.S. federal income tax purposes of the combined fund was $332,852,915.  Gross unrealized appreciation of investments was $34,822,207 and gross unrealized depreciation of investments was $14,063,471, resulting in net unrealized appreciation of $20,758,736, based on cost for U.S. federal income tax purposes.

	*	Security did not produce income for the last twelve months.
	(e)	All or a portion of this security is on loan.
	(u)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2009.

	^^	Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
	***	Reflects the effect of estimated reorganization expenses of $400,000.
Interest Rate Swaps

High Yield Strategies Fund

			Fixed-rate	Variable-rate	Accrued Net	Unrealized
Swap		Termination	Payments Made	Paymens Received	Interest Receivable	Appreciation
Counter Party	Notional Amount	Date	by the Fund	by the Fund (1)	(Payable)	(Depreciation)	Total Fair Value
Citibank, N.A.	$ 45,000,000	1/28/2011	2.92%	0.23%	$(10,072)	$(1,108,934)	$(1,119,006)
(1) 30 day LIBOR (London Interbank Offered Rate) at December 24, 2009.

See accompanying Notes, which are an integral part of the financial statements

		NEUBERGER BERMAN DECEMBER 31, 2009 (UNAUDITED)

Pro Forma Combined Statements of Assets and Liabilities

		Income
Neuberger Berman		Opportunity	High Yield			Pro Forma
		Fund	Strategies Fund	Adjustments	1	Combined

Assets
Investments in securities, at value*+--see Schedule of Investments:
Unaffiliated Issuers		$149,047,431	$193,135,104			$342,182,535
Affiliated Issuers		6,373,342	5,055,774			11,429,116
		155,420,773	198,190,878			353,611,651
Cash		-	99,877			99,877
Deposits with brokers for open swap contracts		-	1,500,000			1,500,000
Dividend and interest receivable		2,330,629	3,485,534			5,816,163
Receivable for securities sold		333,194	99,267			432,461
Receivable for collateral on securities loaned		657,350	-			657,350
Receivable for securities lending income-net		-	1,299			1,299
Prepaid expenses and other assets		489,801	403,164			892,965
Total Assets		159,231,747	203,780,019	-		363,011,766

Liabilities
Notes payable		36,700,000	45,900,000			82,600,000
Due to custodian		101,938	-			101,938
Payable for collateral on securities loaned		6,298,700	4,987,611			11,286,311
Distributions payable - preferred shares		3,640	1,078			4,718
Distributions payable - common shares		108,653	35,456			144,109
Interest rate swaps, at value		-	1,119,006			1,119,006
Payable for securities purchased		327,456	921,031			1,248,487
Payable for securities lending income-net		6	-			6
Payable to investment manager - net		52,257	91,098			143,355
Payable to administrator		31,864	8,282			40,146
Interest payable		1,682	2,105			3,787
Accrued expenses and other payables		127,637	121,156	400,000	2	648,793
Total Liabilities		43,753,833	53,186,823	400,000		97,340,656
Perpetual Preferred Shares Series A (595, 492, and 1,087 shares issued and outstanding, respectively) at liquidation value		14,875,000	12,300,000			27,175,000
Net Assets applicable to Common Stockholders at value		$100,602,914	$138,293,196	(400,000)		$238,496,110
Net Assets applicable to Common Stockholders consist of:
Paid-in capital - common stock		$223,502,927	$160,803,923			$384,306,850
Undistributed net investment income (loss)		501,181	608,118	(400,000)		709,299
Accumulated net realized gains (losses) on investments		(130,561,237)	(36,856,813)			(167,418,050)
Net unrealized appreciation (depreciation) in value of investments		7,160,043	13,737,968			20,898,011
Net Assets applicable to Common Stockholders at value		$100,602,914	$138,293,196	(400,000)		$238,496,110
						-
Common Stock Outstanding ($.0001 par value, 999,994,000 shares authorized; and no par value, unlimited shares authorized, respectively)		14,364,850	11,029,127	(6,341,586)	3	19,052,391
						-
Net Asset Value Per Common Share Outstanding		$7.00	$12.54			$12.52
						-
+Securities on loan, at value		$6,168,472	$4,888,437			$11,056,909

*Cost of investments:
Unaffiliated issuers		$141,887,388	$178,288,202			$320,175,590
Affiliated issuers		6,373,342	5,055,774			11,429,116
Total cost of investments		$148,260,730	$183,343,976			$331,604,706

1	The adjustments assume that High Yield Strategies Fund has obtained all the stockholder accounts and assets of Income Opportunity Fund Inc..
2	Reflects the effect of estimated reorganization expenses of $400,000.
3	Each common stockholder of Income Opportunity Fund Inc. will receive the number of High Yield Strategies Fund common stock equal in dollar
	value to that stockholder's common stock of Income Opportunity Fund Inc..

	See accompanying Notes, which are an integral part of the financial statements

	NEUBERGER BERMAN FOR THE YEAR ENDED DECEMBER 31, 2009 (UNAUDITED)

Pro Forma Combined Statements of Operations

Neuberger Berman	Income
	Opportunity	High Yield				Pro Forma
	Fund	Strategies Fund	1	Adjustments	2	Combined

Investment Income

Income:

Dividend income - unaffiliated issuers	$1,928,726	$ 15,772		$-		$1,944,498
Interest income - unaffiliated issuers	10,617,943	19,515,676		-		30,133,619
Income from investments in affiliated issuers	7,527	10,143		-		17,670
Income from securities loaned - net	29,203	20,010		-		49,213
Foreign taxes withheld	(2,994)	-		-		(2,994)
Total income	12,580,405	19,561,601		-		32,142,006

Expenses:

Investment management fee	822,251	1,043,667		-		1,865,918
Administration fee	342,605	86,971		(274,084)	4	155,492
Investor service fee	-	6,600		-		6,600
Audit fees	103,070	76,466		(103,070)	3	76,466
Basic maintenance expense	39,644	25,417		(39,644)	3	25,417
Custodian fees	114,595	98,527		(59,594)	3, 4	153,528
Trustees' fees and expenses	47,097	50,113		(47,097)	3	50,113
Insurance expense	6,657	7,630		-		14,287
Legal fees	272,615	258,327		(213,569)	3, 4	317,373
Stockholder reports	103,316	99,495		(61,990)	3, 4	140,821
Stock exchange listing fees	3,335	25,000		(23,400)	3	4,935
Stock transfer agent fees	28,599	28,896		(28,599)	3	28,896
Interest expense	889,677	1,216,193		-		2,105,870
Prepayment expenses	228,000	-		-		228,000
Tender offer fees	48,851	22,739		(48,851)		22,739
Miscellaneous	28,911	17,357		(28,911)	3, 4	17,357
Total expenses	3,079,223	3,063,398		(928,809)		5,213,813

Investment management fee waived	(263,115)	(55,903)		219,372	4	(99,646)
Expenses reduced by custodian fee expense offset and	-
commission recapture arrangement	(217)	(174)		217		(174)
Total net expenses	2,815,891	3,007,321		(709,220)		5,113,993
Net investment income (loss)	9,764,514	16,554,280		709,220		27,028,013

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(18,049,831)	(39,877)		-		(18,089,708)
Sales of investment securities of affiliated issuers	52,708	68,164		-		120,872
Interest rate swap contracts	-	(1,173,621)		-		(1,173,621)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated Investment securities	64,102,452	58,207,708		-		122,310,160
Affiliated Investment securities	-	-		-		-
Interest rate swap contracts	-	448,123		-		448,123
Net gain (loss) on investments	46,105,329	57,510,497		-		103,615,826
Distributions to Preferred Shareholders	(570,440)	(472,605)		(1,105)	5	(1,044,150)
Net increase (decrease) in net assets applicable to Common Stockholders resulting from operations	$55,299,403	$ 73,592,172		$708,115		$129,599,689

1	Assume that the conversion has taken place and Neuberger Berman High Yield Strategy Fund Inc. has obtained all the stockholder accounts and assets of Income Opportunity Fund
2	Assume that High Yield Strategies Fund has obtained all the stockholder accounts and assets of Income Opportunity Fund Inc.
3	Certain expenses have been reduced due to the elimination of partially duplicative services.
4	Certain expenses, which are determined on a per trust basis or on a sliding scale based upon net assets, have been adjusted to reflect the combination of High Yield Strategies Fund and Income Opportunity Fund Inc.
5	The adjustment assumes that all Income Opportunity Preferred Shareholders transferred to High Yield Strategies assuming Preferred rates of High Yield Strategies for the period being represented.

See accompanying Notes, which are an integral part of the financial statements

Neuberger Berman High Yield Strategies Fund Inc. Pro Forma Notes to Combining
Financial Statements

December 31, 2009 (Unaudited)

1. Description of Fund

Neuberger Berman High Yield Strategies Fund Inc. (the “Acquiring Fund”), was organized as a Maryland corporation on March 18, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

2. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of Neuberger Berman High Yield Strategies Fund (“High Yield Strategies”) and Neuberger Berman Income Opportunity Fund Inc. (“Income Opportunity,” together with High Yield Strategies, the “Acquired Funds”) by the Acquiring Fund as if such acquisition had taken place as of January 1, 2009.

Under the terms of the Agreement and Plan of Reorganization, the combination of High Yield Strategies and Income Opportunity with the Acquiring Fund will occur in two steps each of which will be accounted for by the method of accounting for tax-free reorganizations of investment companies.  Initially, High Yield Strategies will be merged with and into the Acquiring Fund, a newly created Maryland corporation.  The merger of High Yield Strategies with and into the Acquiring Fund would be accomplished by a transfer of the assets of High Yield Strategies into the Acquiring Fund in exchange for shares of common and preferred stock of the Acquiring Fund in an amount equal to the number of common and preferred shares of High Yield Strategies at the acquisition date and the assumption by the Acquiring Fund of High Yield Strategies’ liabilities.  In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities, results of operations and historical performance of High Yield Strategies will be carried forward to the Acquiring Fund.  As the Acquiring Fund had no operations prior to its organization on March 18, 2010, no information is shown about the Acquiring Fund since it will be the substantially the same as the information presented for High Yield Strategies.

Following this acquisition, Income Opportunity will be merged with and into the Acquiring Fund.  This would be accomplished by a transfer of the assets of Income Opportunity in exchange for shares of common and preferred stock of the Acquiring Fund, the aggregate net asset value of which would equal the aggregate net asset value of Income Opportunity’s stock they held immediately prior to the merger, and the assumption by the Acquiring Fund of Income Opportunity’s liabilities.  The statement of assets and liabilities and the related statement of operations of Income Opportunity and High Yield Strategies have been combined as of and for the twelve months ended December 31, 2009.  Following the reorganizations, the Acquiring Fund will be the surviving fund for accounting purposes.  In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The pro forma financial statements should be read in conjunction with the historical financial statements of both the High Yield Strategies and Income Opportunity which have been incorporated by reference in the Statement of Additional Information. Both follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The pro forma financial statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving fund and costs related to the reorganizations. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganizations are currently undeterminable.  The pro forma financial statements also assume that the Acquiring Fund will have the same amount of preferred stock and notes outstanding as is currently outstanding for the Acquired Funds.

3. Portfolio Valuation

The value of investments in debt securities and interest rate swaps by the Acquiring Fund is determined by Neuberger Berman Management LLC (“Management”) primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Acquiring Fund seeks to obtain quotations from principal market makers.  The value of investments in equity securities by the Acquiring Fund is determined by Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Acquiring Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.  In addition, for both debt and equity securities Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Directors of the Acquiring Fund (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Acquiring Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Acquiring Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

4. Capital Shares

The pro forma net asset value per share assumes that the shares of Acquiring Fund common stock were issued in connection with the proposed reorganizations as of December 31, 2009.  The number of shares of common stock assumed to be issued is equal to the net asset value attributable to High Yield Strategies common stock and Income Opportunity common stock as of December 31, 2009, divided by the net asset value per share of the Acquiring Fund common stock (which will equal the net asset value per share of the High Yield Strategies common stock) as of December 31, 2009.  The liquidation value per share of preferred stock will remain $25,000 after the proposed reorganizations.  The number of shares of preferred stock assumed to be issued is equal to the liquidation value attributable to High Yield Strategies preferred shares and Income Opportunity preferred stock as of December 31, 2009, divided by the liquidation value per share of the Acquiring Fund preferred stock as of December 31, 2009.

5. Federal Income Taxes

Each Acquired Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code.  After the reorganization, the Acquiring Fund intends to qualify as a regulated investment company, if such qualification is in the best interests of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

Appendix A

Ratings of Corporate Bonds and Commercial Paper

Standard & Poor’s (“S&P”) Corporate and Municipal Long-Term Bond Ratings:

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Corporate Bond Ratings:

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Long-Term Municipal Bond Ratings:

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Fitch, Inc. Corporate and Long-Term Municipal Bond Ratings:

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB - Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC - For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC - For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C - For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD - Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D - Indicates an entity that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

(1) Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

(2) The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

(3) The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Plus (+) or Minus (-) - The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to categories below ‘CCC’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Short-Term Municipal Bond Ratings

S&P Short-Term Municipal Bond Ratings:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody’s Short-Term Municipal Bond Ratings:

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch, Inc. Short-Term Municipal Bond Ratings:                                                                                     Fitch, Inc. uses the short-term ratings described under “Commercial Paper Ratings” for short-term municipal bonds.

Commercial Paper Ratings

S&P Commercial Paper Ratings:

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings - Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Commercial Paper Ratings:

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch, Inc. Commercial Paper Ratings:

F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

Part A:

(i) Financial highlights of Neuberger Berman High Yield Strategies Fund and Neuberger Berman Income Opportunity Fund Inc.
(ii)
For each of Neuberger Berman High Yield Strategies Fund and Neuberger Berman Income Opportunity Fund Inc., the annual shareholder/stockholder report for the year ended December 31, 2009 and October 31, 2009, respectively, filed on Form N-CSR on March 8, 2010 and January 4, 2010, respectively, is incorporated by reference.

Part B:

(i)	Pro Forma Combined Schedule of Investments of the Registrant.
(ii)	Pro Forma Statement of Assets and Liabilities of the Registrant.
(iii)	Notes to Pro Forma Financial Statement of the Registrant.
(iv)
For each of Neuberger Berman High Yield Strategies Fund and Neuberger Berman Income Opportunity Fund Inc., the audited financial statements, notes thereto, and the reports of the independent registered public accounting firm, for the year ended December 31, 2009 and October 31, 2009, respectively, filed on Form N-CSR on March 8, 2010 and January 4, 2010, respectively, is incorporated by reference.

(2)	Exhibits

(a)		Articles of Incorporation. (Incorporated by Reference to the Registrant’s Registration Statement on Form N-14, File No. 333-165587 (Filed March 19, 2010).)
(b)		By-Laws. (To be filed by subsequent amendment.)
(c)		Not Applicable.
(d)	(i)	Articles Sixth, Ninth, Tenth, Eleventh and Thirteenth of the Articles of Incorporation. (Incorporated by Reference to Item 2(a) above.)
	(ii)	Articles II, VI and X of the By-Laws. (To be filed by subsequent amendment.)
(e)		Distribution Reinvestment Plan. (Filed herewith in the Proxy Statement/Prospectus.)
(f)		Not applicable.
(g)	(i)	Management Agreement. (To be filed by subsequent amendment.)
	(ii)	Sub-Advisory Agreement. (To be filed by subsequent amendment.)
(h)		Not Applicable.

(i)		Not applicable.
(j)		Custodian Contract. (To be filed by subsequent amendment.)
(k)	(i)	Stock Transfer Agency Agreement. (To be filed by subsequent amendment.)
	(ii)	Administration Agreement. (To be filed by subsequent amendment.)
	(iii)	Form of Agreement and Plan of Reorganization. (Filed herewith as Appendix A to the Proxy Statement/Prospectus.)
(l)		Not applicable.
(m)		Not applicable.
(n)		Not applicable.
(o)		Not applicable.
(p)		Not applicable.
(q)		Not applicable.
(r)		Code of Ethics for Registrant, its investment manager and its sub-adviser. (To be filed by subsequent amendment.)

Item 26.    Marketing Arrangements

Not applicable.

Item 27.    Other Expenses of Issuance and Distribution

Not applicable.

Item 28.    Persons Controlled by or Under Common Control With Registrant

None.

Item 29.    Number of Holders of Securities

None.

Item 30.     Indemnification

Article Twelfth of the Registrant’s Articles of Incorporation and Article IX of the Registrant's Bylaws provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund’s request in similar capacities for, other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Fund's Board of Directors. Section 2-418(b) of the Maryland General Corporation Law (“Maryland Code”) permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418 of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the Investment Company Act of 1940, as amended (“1940 Act”), which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Sections 9.1 and 9.2 of the Management Agreement between Neuberger Berman Management LLC (“NB Management”) and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management’s discharge of its obligations under the Management Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Management Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management’s misfeasance, bad faith, or gross negligence in the performance of NB Management’s duties, or by reason of NB Management’s reckless disregard of its obligations and duties under the Management Agreement (“disabling conduct”), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by NB Management.  Indemnification shall be made only following:  (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Management Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Registrant who are neither “interested persons” of the Registrant nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion.  NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Management Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met:  (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Management Agreement.

Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman Fixed Income LLC (“NBFI”) with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the Sub-Advisory Agreement, NBFI will not be subject to liability for any act or omission or any loss suffered by the Registrant or its security holders in connection with the matters to which the Sub-Advisory Agreement relates.

Sections 11.1 and 11.2 of the Administration Agreement between the Registrant and NB Management provide that neither NB Management nor any director, officer or employee of NB Management performing services for the Registrant at the direction or request of NB Management in connection with NB Management’s discharge of its obligations under the Administration Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with any matter to which the Administration Agreement relates; provided, that nothing herein contained shall be construed (i) to protect NB Management against any liability to the Registrant or its Stockholders to which NB Management would otherwise be subject by reason of NB Management’s misfeasance, bad faith, or gross negligence in the performance of NB Management’s duties, or by reason of NB Management’s reckless disregard of its obligations and duties under the Administration Agreement (“disabling conduct”), or (ii) to protect any director, officer or employee of NB Management who is or was a Director or officer of the Registrant against any liability to the Registrant or its Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant. The Registrant will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by NB Management.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that NB Management was not liable by reason of negligence, disregard of its obligations and duties under the Administration Agreement or disabling conduct by (a) the vote of a majority of a  quorum of directors of the Registrant who are neither “interested persons” of the Registrant nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. NB Management shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification under the Administration Agreement in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  NB Management shall provide to the Registrant a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) NB Management shall provide security in form and amount acceptable to the Registrant for its undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Registrant, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that NB Management will ultimately be found to be entitled to indemnification under the Administration Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Fund also maintains Directors and Officers Insurance.

Item 31.                      Business and Other Connections of Investment Adviser and Sub-Adviser

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of NBFI is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME	BUSINESS AND OTHER CONNECTIONS
Joseph V. Amato Chief Investment Officer (Equities) and Managing Director, NB Management
Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; President, Chief Executive Officer and Chief Investment Officer, Neuberger Berman LLC, since 2009; Director and Managing Director of NBFI since 2007; formerly, Global Head of Asset Management in the Investment Management Division, Lehman Brothers Holdings Inc., 2006-2009; formerly, Member of the Investment Management Division’s Executive Management Committee, Lehman Brothers Holdings Inc., 2006-2009; Board member of NBFI since 2006; formerly, Managing Director, Lehman Brothers Inc., 2006 to 2008; Trustee, Neuberger Berman Income Funds; Trustee, Neuberger Berman Equity Funds; Trustee, Neuberger Berman Advisers Management Trust; Director, Neuberger Berman Intermediate Municipal Fund Inc.; Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Director, Neuberger Berman Income Opportunity Fund Inc.; Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Trustee, Neuberger Berman High Yield Strategies Fund.

Thanos Bardas Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.
John J. Barker Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Ann H. Benjamin Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.
Michael L. Bowyer Managing Director, NB Management	Associate Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
Claudia A. Brandon Senior Vice President and Assistant Secretary, NB Management
Senior Vice President, Neuberger Berman LLC since 2007; formerly, Vice President, Neuberger Berman LLC, 2002 to 2006 and Employee since 1999; Executive Vice President and Secretary, Neuberger Berman Advisers Management Trust; Executive Vice President and Secretary, Neuberger Berman Equity Funds; Executive Vice President and Secretary, Neuberger Berman Income Funds; Executive Vice President and Secretary, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Secretary, Neuberger Berman Income Opportunity Fund Inc.; Executive Vice President and Secretary, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Secretary, Neuberger Berman High Yield Strategies Fund.

David M. Brown Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.
David H. Burshtan Managing Director, NB Management	Portfolio Manager.
Robert Conti President and Chief Executive Officer, NB Management
Managing Director, Neuberger Berman LLC since 2007; formerly, Senior Vice President of Neuberger Berman LLC, 2003 to 2006; formerly, Vice President, Neuberger Berman LLC, from 1999 to 2003; President, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; President, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; President, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman Income Opportunity Fund Inc.; President, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President, Chief Executive Officer and Trustee, Neuberger Berman High Yield Strategies Fund.

Robert W. D’Alelio Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
John C. Donohue Vice President, NB Management	Portfolio Manager.
John Dorogoff Chief Financial Officer and Managing Director, NB Management	Chief Financial Officer and Managing Director, Neuberger Berman, LLC.
Ingrid Dyott Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Associate Portfolio Manager; Portfolio Manager.
Janet Fiorenza Managing Director, NB Management	Managing Director, Neuberger Berman LLC.
Lawrence K. Fisher Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Daniel J. Fletcher Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Michael Foster Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.
Greg Francfort Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
William J. Furrer Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.
Maxine L. Gerson Secretary, General Counsel and Managing Director, NB Management
Managing Director, Deputy General Counsel and Assistant Secretary, Neuberger Berman LLC; Executive Vice President and Chief Legal Officer, Neuberger Berman Income Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Equity Funds; Executive Vice President and Chief Legal Officer, Neuberger Berman Advisers Management Trust; Executive Vice President and Chief Legal Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman Income Opportunity Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Executive Vice President and Chief Legal Officer, Neuberger Berman High Yield Strategies Fund.

Anthony Gleason Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Richard Grau Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.
Todd E. Heltman Vice President, NB Management	None; Formerly, Portfolio Manager.
James L. Iselin Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.
Andrew A. Johnson Managing Director, NB Management	Managing Director, NBFI; Portfolio Manager.
Brian Jones Vice President, NB Management	Vice President, Neuberger Berman LLC; Portfolio Manager.
Kristina Kalebich Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Gerald Kaminsky Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Michael Kaminsky Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Brian Kerrane Chief Administrative Officer and Senior Vice President, NB Management
Senior Vice President, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund.

Sajjad S. Ladiwala Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Associate Portfolio Manager.
David M. Levine Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.
Richard S. Levine Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
Kristian J. Lind Vice President, NB Management	Vice President, NBFI; Portfolio Manager.
James F. McAree Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Senior Vice President, NBFI; Portfolio Manager.
S. Blake Miller Senior Vice President, NB Management	Senior Vice President, NBFI; Portfolio Manager.
Arthur Moretti Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
S. Basu Mullick Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Richard S. Nackenson Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Benjamin H. Nahum Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Thomas P. O’Reilly Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.
Loraine Olavarria Assistant Secretary, NB Management	None.
Kevin Pemberton Vice President, NB Management	None.
Alexandra Pomeroy Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Andrew Provencher Managing Director, NB Management
Managing Director, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund.

Elizabeth Reagan Managing Director, NB Management	None.
Brett S. Reiner Managing Director, NB Management	Associate Portfolio Manager.
Daniel D. Rosenblatt Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Conrad A. Saldanha Managing Director, NB Management	Portfolio Manager.
Mindy Schwartzapfel Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.
Benjamin E. Segal Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Steve S. Shigekawa Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS
Neil S. Siegel Managing Director, NB Management
Managing Director, Neuberger Berman LLC; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman High Yield Strategies Fund.

Ronald B. Silvestri Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.
Amit Soloman Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.
Thomas A. Sontag Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Portfolio Manager.
Michelle B. Stein Managing Director, NB Management	Portfolio Manager.
Mamundi Subhas Senior Vice President, NB Management	Senior Vice President, Neuberger Berman LLC; Portfolio Manager.
Bradley C. Tank Chief Investment Officer (Fixed Income) and Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Managing Director, NBFI; Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director, NBFI; Portfolio Manager.
Kenneth J. Turek Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Judith M. Vale Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Richard Werman Managing Director, NB Management	Managing Director, Neuberger Berman LLC; Portfolio Manager.
Chamaine Williams Chief Compliance Officer and Senior Vice President, NB Management
Chief Compliance Officer, Neuberger Berman Income Funds; Chief Compliance Officer, Neuberger Berman Equity Funds; Chief Compliance Officer, Neuberger Berman Advisers Management Trust; Chief Compliance Officer, Neuberger Berman Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman California Intermediate Municipal Fund Inc.; Chief Compliance Officer, Neuberger Berman Income Opportunity Fund Inc.; Chief Compliance Officer, Neuberger Berman Real Estate Securities Income Fund Inc.; Chief Compliance Officer, Neuberger Berman High Yield Strategies Fund.

The principal address of NB Management, Neuberger Berman LLC and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

Information as to the directors and officers of NBFI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NBFI in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61757) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant’s Articles of Incorporation and By-Laws, minutes of meetings of the Registrant’s Directors and shareholders and the Registrant’s policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158-0180.

Item 33.    Management Services

None.

Item 34.   Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, Neuberger Berman High Yield Strategies Fund Inc. has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 23rd day of April, 2010.

Neuberger Berman High Yield Strategies Fund Inc.

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	President and Chief Executive Officer